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                                                                   Exhibit 10.36

                                     LEASE

                                    BETWEEN


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                            A NEW JERSEY CORPORATION

                                      AND

                                 ADAPTEC, INC.
                            A CALIFORNIA CORPORATION


                          FOR THE PREMISES LOCATED AT

                          631 SOUTH MILPITAS BOULEVARD
                           MILPITAS, CALIFORNIA 95035



                            DATED: DECEMBER 20, 1996
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                            BASIC LEASE INFORMATION

                       DATE:     December 20, 1996

                   LANDLORD:     THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a
                                 New Jersey corporation

                     TENANT:     ADAPTEC, INC., a California corporation

                   PREMISES:     Building Address:  631 South Milpitas Boulevard
                                                    Milpitas, CA

                        USE: General office, assembly, warehouse, research and development not involving use of Hazardous Substances, except for small amounts customarily used and found in products used in reasonable office use (i.e. whiteout, kitchen cleaning products, etc.)

                       TERM: One hundred twenty (120) months from Base Rent Commencement Date as defined in Section 4

ESTIMATED COMMENCEMENT DATE:     April 1, 1997

                  BASE RENT:     Months       Base Rent
                                 (Months measured from Base Rent Commencement
                                 Date)

                                1-48          $16,445.52 per month
                                49-120        Annual CPI adjustments per Section
                                              4 of the Lease

               ADVANCE RENT:    $16,445.52


         ESTIMATED EXPENSES:    OPERATING:             $722.88 per month
                                REAL PROPERTY TAXES    $1,175 per month
                                                       1897.88

  TENANT'S PERCENTAGE SHARE:    30.5% of Building

                    BROKERS:    Tenant's Broker:       CB Madison Advisory Group

                                Landlord's Broker:     Grubb & Ellis Commercial
                                                       Real Estate

           CONTRACT MANAGER:    Voit Management Company

        ADDRESS FOR NOTICES:    LANDLORD:              The Prudential Insurance
                                                        Company of America
                                                       2029 Century Park East,
                                                        Suite 2050
                                                       Los Angeles, CA 90067


                                CONTRACT MANAGER:      Voit Management Company,
                                                        L.P.
                                                       1111 Broadway, Suite 1510
                                                       Oakland, CA 94607


                                TENANT:                Adaptec, Inc.
                                                       691 South Milpitas
                                                        Boulevard
                                                       Milpitas, CA 95035
                                                       Attn: Robert Kraiss


        EXHIBITS AND ADDENDUM:    Exhibit A - Site Plan of Premises
                                  Exhibit B-1 - Commencement Date Memorandum
                                  Exhibit B-2 - Base Rent Commencement Date
                                   Memorandum
                                  Exhibit C - Rules and Regulations
                                  Exhibit D - Parking


                   INITIALS:  _____________       ______________
                              LANDLORD            TENANT


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     THIS LEASE, which is effective as of the date set forth in the Basic Lease
Information, is entered into by Landlord and Tenant, as set forth in the Basic Lease Information. Terms which are capitalized in this Lease and not expressly defined herein shall have the meanings set forth in the Basic Lease
Information.

1. PREMISES. Landlord leases to Tenant, and Tenant leases from Landlord, the Premises described in the Basic Lease Information, together with the right in common to use the Common Areas of the Building and the Property (as shown in Exhibit A). The Common Areas shall mean the areas and facilities within the Building and the Property provided and designated by Landlord for the general use, convenience or benefit of Tenant and other tenants and occupants of the Building and/or the Property (e.g., loading and unloading areas; sidewalks; walkways; driveways; landscaped areas; common entrances and hallways; trash disposal facilities; and unreserved parking areas).

2.   TERM.

     (a) Lease Term. The Term of this Lease shall commence on the later of April 1, 1997 or the date Landlord tenders legal and physical possession of the Premises to Tenant (the "Commencement Date") and, unless terminated on an earlier date in accordance with the terms of this Lease, shall expire on the date which is the date before the tenth anniversary of the Base Rent Commencement Date (the "Expiration Date"), as defined in Section 4 ("Term").

     (b) Premises Not Delivered. If, for any reason, Landlord cannot deliver possession of the Premises to Tenant by Estimated Commencement Date (as set forth in the Basic Lease Information), (i) the Term shall not commence until the Commencement Date; (ii) the failure shall not affect the validity of this Lease, or the obligations of Tenant under this Lease; and (iii) Landlord shall not be subject to any liability. If the Commencement Date has not occurred on or before September 30, 1997, Tenant shall have the right as Tenant's exclusive remedy to terminate this Lease, which notice shall be delivered on or before October 15,1997. Upon such cancellation, Landlord shall refund any advance rent to Tenant and Landlord and Tenant shall have no further liability under this Lease.

     (c) Commencement Date Memorandum. When the Commencement Date is determined, the parties shall execute a Commencement Date Memorandum, in the form attached hereto as Exhibit B-1, setting forth the Commencement Date.

     (d) Early Entry. If Tenant is permitted to enter the Premises prior to the Commencement Date for the purposes of fixturing or any purpose other that occupancy permitted by Landlord, the entry shall be subject to all the terms and provisions of this Lease, except that the payment of Rent shall commence as of the Base Rent Commencement Date.

3. RENT. As used in this Lease, the term "Rent" shall include: (i) the Base Rent; (ii) Tenant's Percentage Share of the Operating Expenses paid or incurred by Landlord during the calendar year; and (iii) all other amounts which Tenant is obligated to pay under the terms of this Lease. All amounts of money payable by Tenant to Landlord shall be paid without prior notice or demand, deduction or offset. This Lease is intended to be a triple net lease, with all costs, expenses and charges (including the Operating Expenses) paid by Tenant, except as expressly prohibited herein. Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges, which may be imposed on Landlord by the terms of any trust deed covering the Premises. Accordingly, if any installment of Rent or any other sums due from Tenant shall not be received by Landlord when due, Tenant shall pay to Landlord a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. In addition, any amount which is not paid when due shall bear interest from the date due until the date paid at the rate ("Interest Rate") which is the lesser of the Wall Street Journal Prime Rate (or such other comparable rate reasonably designated by Landlord) plus four percent (4%) per annum or the maximum rate permitted by law. Notwithstanding the foregoing, with respect to the first two
(2) failures to pay an amount payable to Landlord when due under this Lease during any twelve (12) month period, no late charge or interest shall be assessed until five (5) days after written notice has been delivered by Landlord to Tenant regarding such delinquent payment. After such second notice, no further notices shall be required with respect to interest and late charges during the remainder of such twelve (12) month period.

4.   BASE RENT.

     (a) Tenant shall pay Base Rent to Contract Manager (or other entity designated by Landlord), in

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advance, on the first day of each calendar month of the Term commencing as of the Base Rent Commencement Date, at Contract Manager's address for notices (as set forth in the Basic Lesse Information) or at such other address as Landlord may designate. The Base Rent shall be the amount set forth in the Basic Lease Information, as adjusted pursuant to subsections 4(b) and (c) below. As used herein, the term "Base Rent Commencement Date" shall mean the date which is the earlier of (i) one hundred thirty five (135) days after the Commencement Date,
(ii) sixty (60) days after the date the applicable local governmental authority (e.g., the city in which the Building is located) approves the improvements which Tenant intends to construct within the Premises prior to commencing business operations which would permit Tenant to use and occupy the Premises, as evidenced by a final signed-off building permit or certificate of occupancy for such improvements; or (iii) sixty (60) days after the date that Tenant commences business operations on the Premises. Notwithstanding the foregoing, if Landlord has not completed Landlord's Work (as defined in Section 7 below) and Tenant is not reasonably able to commence business operations on the Premises as a result of such incomplete work, than the Base Rent Commencement Date shall not be deemed to have occurred until Landlord's Work is completed to the extent that the items to be corrected as part of Landlord's Work do not prevent the reasonable ability of Tenant to commence business operations on the Premises. In addition, if Tenant is unable to substantially complete the Initial Alterations (as defined in subsection 9(a) within the Premises during the one hundred thirty five (135) day period referenced in clause (i) above because the performance of Landlord's Work has delayed such construction (as reasonably determined by the Architect, as defined in subsection 9(a)(i) and reasonably approved by Landlord), then such one hundred thirty five (135) day period shall be extended one (1) day for each day of such delay. Landlord and Tenant shall reasonably cooperate in scheduling the construction of the initial Alterations and Landlord's Work to avoid such delays. When the Base Rent Commencement Date is determined, the parties shall execute a Base Rent Commencement Date Memorandum, in the form attached hereto as Exhibit B-2 setting forth the Base Rent Commencement Date and the expiration date ("Expiration Date") of this Lease.

(b) CPI Adjustment Definitions. The following terms are used in this Section 4 as follows:

     (i) "Consumer Price Index" shall mean the Consumer Price Index (All Items) for All Urban Consumers for the locality in which the Building is located (1982-1984 equals 100) of the United States Department of Labor, Bureau of Labor Statistics. If such index is no longer published at any time, the Consumer Price Index shall mean a comparable index selected by Landlord.

     (ii) "CPI Adjustment Dates" means (a) the fifth anniversary of the Base Rent Commencement Date and each anniversary of the Base Rent Commencement Date thereafter (or, if the Base Rent Commencement Date is not the first day of a calendar month, each anniversary of the first day of the calendar month following the month in which the Base Rent Commencement Date occurs).

     (iii) "CPI Base Month" means the calendar month prior to the month in which the Base Rent Commencement Date occurs for, if the Base Rent Commencement Date is not the first day of a calendar month, the calendar month in which the Commencement Date occurs).

     (iv) " Minimum Increase Multiple" means 108.243% on the CPI Adjustment Date which occurs on the fifth anniversary of the Base Rent Commencement Date and 102% with respect to all other CPI Adjustment Dates. "Maximum Increase Multiple" means 121.551% on the CPI Adjustment Date which occurs on the fifth anniversary of the Base Rent Commencement Date and 105% with respect to all other CPI Adjustment Dates.

(c) CPI Adjustment. Effective on each CPI Adjustment Date, the then current Base Rent shall be adjusted as follows: The Initial Base Rent hereunder shall first be multiplied by a fraction, the numerator of which is the Consumer Price Index for the calendar month prior to such CPI Adjustment Date and the denominator of which is the Consumer Price Index for the CPI Base Month. If the foregoing calculation results in an amount which is equal to or less than Minimum Increase Multiple of the then current Base Rent with respect to such CPI Adjustment Date, then the Base Rent shall be increased to an amount equal to Minimum Increase Multiple of the then current Base Rent. If the foregoing calculation would result in an amount which exceeds Minimum Increase Multiple of the then current Base Rent, such amount shall be the new Base Rent, provided however, such increase shall not result in an amount which exceeds Maximum Increase Multiple of the then current Base Rent. Landlord shall endeavor to provide Tenant with written notice of each such Base Rent adjustment prior to the applicable CPI Adjustment Date, or as soon thereafter as the necessary Consumer Price Index Information is reasonably available. In the event that Tenant receives notice of any such increase after Tenant has already made one or more of the Base Rent payments which is increased thereby, Tenant shall


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     pay Landlord, within five (5) business days thereafter, the incremental amount(s) necessary to supplement such Base Rent payments.

5.   OPERATING EXPENSES.

     (a) Operating Expenses as Portion of Rent. Tenant shall pay as additional Rent Tenant's Percentage Share of the Operating Expenses paid or incurred by Landlord during the calendar year. Tenant acknowledges that certain Operating Expenses will be allocated to the Building and certain Operating Expenses will be allocated to the Property. Landlord's reasonable allocation of Operating Expenses to the Building and the Property shall be conclusive and binding on the parties.

     (b) Definition of Operating Expenses. The term "Operating Expenses" shall mean (i) all of Landlord's direct costs and expenses of operation, repair and maintenance of the Building, the Property and the Common Areas and supporting facilities, as determined by Landlord in accordance with generally accepted accounting principles or other recognized accounting principles, consistently applied; (ii) costs, or a portion thereof, properly allocable to the Building, Property or Common Areas of any capital improvements made to the Building, Property or Common Areas by Landlord which comprise labor-saving devices or other equipment intended to improve the operating efficiency of any system within the Building, Property or Common Areas (such as an energy management computer, system) to the extent of cost savings in Operating Expenses as a result of the device or equipment, as reasonably determined by Landlord; and (iii) costs properly allocable to the Building, Property or Common Areas of any capital improvements made to the Building, Property or Common Areas by Landlord that are required under any governmental law or regulation that was not applicable to the Building, Property and Common Areas at the time they were constructed, or that are reasonably required for the health and safety of tenants in the Property or Building, or that are reasonably required to replace capital items on the Property, the costs, or allocable portion thereof, to be amortized over the useful life of such improvement (as reasonably determined by Landlord) on a straight-line basis in accordance with generally accepted accounting principles, together with interest upon the unamortized balance at the Interest Rate or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing the capital improvements. The term "Operating Expenses" shall include the costs of all utilities (including surcharges) for the Common Areas; the cost of all insurance which Landlord or Landlord's lender deems necessary for the Property and Building; a reasonable management fee; dues imposed by any property owner's association ("Association"); and the Real Property Taxes (as defined in subsection 5(f)). If Landlord elects to self-insure or includes the Property under blanket insurance policies covering multiple properties, then the term "Operating Expenses" shall include the portion of the cost of such self-insurance or blanket insurance reasonably allocated by Landlord to this Property. If less than ninety percent (90%) of the rentable area of the Building is occupied, Operating Expenses shall be adjusted to equal Landlord's reasonable estimate of Operating Expenses as if ninety percent (90%) of the total rentable area of the Building were occupied. Operating Expenses may include a fee to Landlord for managing the Property, provided that the amount of any such fee shall not be unreasonable in comparison to management fees then being charged by landlords of comparable properties in the vicinity of the Property and shall not in any event for any calendar year exceed five percent (5%) of total Property revenues (including all rent and reimbursement for taxes and operating expenses) payable to Landlord during such year.

     (c) Exclusions from Operating Expenses. Notwithstanding anything to the contrary contained in this Lease, the term "Operating Expenses" shall not include (i) the cost of any additional or extraordinary services provided to any other tenant of the Property; (ii) costs to comply with violations of building code or other governmental violation existing as of the Commencement Date, provided that the condition of the Building shall not be deemed to violate any such code or requirement if it was constructed in compliance with such code or requirement and applicable law does not require modification of such condition as of the Commencement Date; (iii) costs paid directly by any tenant of the Property; (iv) principal and interest payments on loans; (v) real estate sales or leasing brokerage commissions or finders fees; (vi) salaries of off-site personnel employed by Landlord except for the charge (or pro rata share) of the manager of the Property and Building (employed to operate or repair the common area);
     (vii) personal property taxes paid by any tenant; (viii) depreciation on improvements or equipment and machinery; (ix) advertising or promotional expenses; (x) attorneys' fees incurred in connection with negotiation or enforcement of leases; (xi) costs or expenses incurred for loss or damage to the Property to the extent insured by applicable insurance maintained by Landlord, provided however any deductible may be included as a replacement capital improvement amortized in accordance with subsection (b); or (xii) capital improvements to the structural portion of the Building, structural roof system, footings, foundations and load bearing walls, except to the extent such improvement is required as a result of a change after the Commencement Date in governmental laws, rules and regulations applicable to the Building.



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(d)  Estimates of Operating Expenses. Excluding all separately metered utility expenses for any other tenants in the Building, during December of each calendar year during the Term, or as soon thereafter as practicable, Landlord shall give Tenant written notice of Landlord's estimate of the amount of Operating Expenses which will be payable for the ensuing calendar year. On or before the first day of each month during the ensuing calendar year, Tenant shall pay to Landlord one-twelfth (1/12) of the estimated amount; provided, however, that if notice is not given in December, Tenant shall continue to pay on the basis of the then applicable Rent until the month after the notice is given. If at any time it appears to Landlord that the amount payable for the current calendar year will vary from Landlord's estimate by more than five percent (5%), Landlord may give notice to Tenant of Landlord's revised estimate for the year, and subsequent payments by Tenant for the year shall be based on the revised estimate; provided, however, that Landlord shall not give notice of a revised estimate for any year more frequently than once a calender quarter.

(e) Annual Adjustment. Within one hundred twenty (120) days after the close of each calendar year of the Term, or as soon after the one hundred twenty
     (120) day period as practicable, Landlord shall deliver to Tenant a statement of the actual Operating Expenses for the prior calendar year. Such statement shall include a reasonable line-item breakdown of Operating Expenses. If, on the basis of the statement, Tenant owes an amount that is less than the estimated payments for the calendar year previously made by Tenant, Landlord shall apply the excess to the next payment of Operating Expenses due or refund such amount in cash with respect to the final lease year. If, on the basis of the statement, Tenant owes an amount that is more than the estimated payments for the calendar year previously made by the Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of the statement. The statement of Operating Expenses shall be presumed correct and shall be deemed final and binding upon Tenant unless (i) Tenant in good faith objects in writing thereto within thirty
     (30) days after delivery of the statement to Tenant (which writing shall state, in reasonable detail, all of the reasonable detail, all of the reasons for the objection); and (ii) Tenant pays in full, within thirty
     (30) days after delivery or the statement to Tenant, any amount owed by Tenant with respect to the statement which is not in dispute. Tenant's failure to pay undisputed the amount shown on Landlord's statement within thirty (30) days after delivery thereof or Tenant's failure to pay in a timely manner the undisputed amount set forth on the revised estimate of Landlord's determination of Operating Expenses shall be deemed an irrevocable waiver of Tenant's right to contest and/or receive any credit or reimbursement for an overcharge of Operating Expenses shown on the Landlord's statement under which payment is required at that time. If Tenant objects to Landlord's allocation to this Property of the cost of self-insurance or blanket insurance, such allocation shall nonetheless be presumed correct and shall be deemed final and binding upon Tenant unless Tenant's timely written objection includes credible evidence that Landlord could have obtained substantially comparable insurance coverage for this Property alone at lower cost.

(f) Tenant's Right to Audit Landlord's Records. Within ninety (90) days after timely giving Landlord its notice of its objection to Landlord's statement of actual Operating Expenses in accordance with subsection 5(e), (the "Landlord's Statement"), Tenant shall have the right to audit at Landlord's local offices, at Tenant's expense, Landlord's accounts and records relating to Operating Expenses and Real Property Taxes. Such audit shall be conducted by a certified public accountant approved by Landlord, which approval shall not be unreasonably withheld, and shall be completed within such ninety (90) day period. If such audit reveals that Landlord has overcharged Tenant, the amount overcharged shall be paid (or at Landlord's option credited toward amounts next payable by Tenant under this Lease) to Tenant within thirty (30) days after the audit is concluded. In addition, if, following such audit, the parties agree that Landlord's Statement of Operating Expenses exceeds the actual Operating Expenses which should have been charged to Tenant by more than ten percent (10%), the cost of such audit shall be paid by Landlord.

(g) Definition of Real Property Taxes. The term "Real Property Taxes" shall mean any ordinary or extraordinary form of assessment or special assessment, license fee, rent tax, levy, penalty (if a result of Tenant's delinquency), or tax, other than net income, estate, succession, inheritance, transfer or franchise taxes, imposed by any authority having the direct or indirect power to tax, or by any city, county, state or federal government for any maintenance or improvement or other district or division thereof. The term shall include all transit charges, housing fund assessments, real estate taxes and all other taxes relating to the Premises, Building and/or Property, all other taxes which may be levied in lieu of real estate taxes, all assessments, assessment bonds, levies, fees and other governmental charges (including, but not limited to, charges for traffic facilities, improvements, child care, water services studies and improvements, and fire services studies and improvements) for amounts necessary to be expended because of governmental orders, whether general or special, ordinary or extraordinary, unforeseen as well as foreseen, or any kind and nature for public improvement, services, benefits or any other purposes which are assessed, levied, confirmed, imposed or become a lien upon the Premises, Building or Property or become payable during the Term.

(h) Acknowledgment of Parties. It is acknowledged by Landlord and Tenant that Proposition 13 was

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     adopted by the voters of the State of California in the June, 1978 election, and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such purposes as fire protection, street, sidewalk, road, utility construction and maintenance, refuse removal and for other governmental services which formerly may have been provided without charge to property owners or occupants. It is the intention of the parties that all new and increased assessments, taxes, fees, levies and charges due to Proposition 13 or any other cause are to be included within the definition of Real Property Taxes for purposes of this Lease.

     (i) Taxes on Tenant Improvements and Personal Property. Notwithstanding any other provision hereof, Tenant shall pay the full amount of any Real Property Taxes during the Term resulting from any and all alterations and tenant improvements of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant. Tenant shall pay, prior to delinquency, all taxes assessed or levied against Tenant's personal property in, on or about the Premises. When possible, Tenant shall cause its personal property to be assessed and billed separately from the real or personal property of Landlord. Tenant shall not be responsible for payment of taxes to the extent assessed as a result of improvements installed by or for the benefit of another tenant which are in excess of Landlord's standard tenant improvements for the Property.

6. PRORATION OF RENT. If the Base Rent Commencement Date is not the first day of the month, or if the end of the Term is not the last day of the month, Base Rent shall be prorated on a monthly basis (based upon a thirty (30) day month) for the fractional month during the month which this Lease commences or terminates. The termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to subsection 5(e) which are to be performed after the termination.

7.   LANDLORD'S WORK.

     (a) On or before March 1, 1997, Tenant shall prepare and deliver to Landlord a detailed report which itemizes (1) portions of the HVAC system, roof and roof membrane, Building structure, plumbing, electrical, systems and parking lot which are not in good operating condition, and (2) conditions in the Premises which were not constructed in compliance with or were not subsequently modified as was required under municipal, State of California or federal statutes, laws, rules, regulations, orders specifically applicable to the Premises (including without limitation all applicable fire and building codes) (collectively, "Laws"), including without limitation any laws requiring installation of a fire sprinkler system, seismic reinforcement and related alterations, removal of asbestos and compliance with the Americans with Disabilities Act and California Code of Regulations Title 24 (except that Tenant shall be responsible for all modifications to the interior of the Premises which may not comply with Laws related to persons with disabilities, including without limitation the Americans with Disabilities Act). Upon delivery of prior written notice to Landlord, Tenant shall have reasonable access to the Premises for the purpose of performing such inspections; provided that Tenant shall not disturb the use and occupancy of the Premises by Landlord's existing tenant. Tenant shall not make any boring or otherwise alter or modify the Premises without the prior written consent of Landlord. If Landlord grants such consent, Tenant shall return any such boring, modification or alteration to the condition which existed prior to such work. At Landlord's request, Tenant shall deliver to Landlord copies of all consultant's reports prepared by or on behalf of Tenant in its investigation of the physical condition of the Premises. Tenant shall indemnify, protect, defend and hold harmless Landlord and Landlord's employees agents and contractors from and against all claims, demands, losses, liabilities, costs, fees and expenses (including attorneys and consultants' fees) arising out of or related to such inspections by Tenant and or Tenant's agents employees or contractors, except that the foregoing shall not apply to matters which arise solely because they are identified in a report prepared by or on behalf of Tenant.

     (b) Within five (5) days after receipt of such report, Landlord shall either approve the items listed on such report or deliver written notice to Tenant of items which Landlord reasonably believes are not required to be repaired or corrected under clauses (1) and (2) above (the "Disputed Items"). Landlord shall only be obligated to perform such items as are properly included under clauses (1) and (2) above and may select any commercially reasonable method designed to cause the conditions identified by Tenant to be in good operating condition or in compliance with such laws as the case may be ("Landlord's Work"). If Landlord and Tenant cannot agree within five (5) days after the delivery of Landlord's notice on the conditions which require repair or correction, Landlord may elect to perform all such repairs and corrections but reserving the right to recover from Tenant amounts which Landlord expends on items which Landlord notifies Tenant are not required to be repaired or corrected under clauses (1) and
     (2) above. Disputed items shall be resolved by arbitration under the Commercial Real Estate Rules of the American Arbitration Association. Tenant shall reimburse Landlord for costs (plus interest at the Interest Rate from the date such cost is incurred) incurred by Landlord in correcting conditions identified by Tenant which are not properly included under clauses (1)

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     and (2) above. Landlord shall perform all Landlord's Work in a good and workmanlike manner in accordance with applicable Laws at Landlord's sole cost and expense without right of reimbursement from Tenant. Tenant shall allow Landlord to have access to the Premises at all times in order for Landlord to perform Landlord's Work and the parties shall mutually cooperate in scheduling contractors to perform such work.

     (c) Except as provided in subsection 7(a) above, Tenant shall accept the Premises and the Building in their as-is condition and Landlord shall have no obligation to improve or modify the Premises and/or the Building, except that Landlord shall use reasonable efforts to obtain and enforce a one year warranty of Landlord's Work from Landlord's contractor performing Landlord's Work.

8.   USES OF PREMISES.

     (a) Tenant shall use the Premises solely for the use set forth in the Basic Lease Information, and Tenant shall not use the premises for any other purpose without obtaining the prior written consent of Landlord, which consent shall be given or withheld in the sole and absolute discretion of Landlord without any requirement of reasonableness in the exercise of that discretion. Tenant shall, at its own cost and expense, comply with all laws, rules, regulations, orders, permits, licenses and ordinances issued by any governmental authority which relate to the condition, use or occupancy of the Premises during the term of this Lease, provided however, Tenant shall not be required to comply with Laws which require capital improvements to the Premises which are not a result of Tenant's particular use (including employment practices) or alteration of the Premises. Tenant shall not use the Premises in any manner that will constitute waste, nuisance, or unreasonable annoyance (including, without limitation, the use of loudspeakers or sound or light apparatus that can be heard or seen outside the Premises) to other tenants in the Property.

     (b) "Hazardous Substance" shall mean the substances including within the definitions of the term "Hazardous Substance" under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., and the California Carpenter-Presley-Tanner Hazardous Substance Account Act; California Health & Safety Code Section 25300 et seq., and regulations promulgated thereunder, as amended. "Hazardous Waste" shall mean (a) any waste listed as or meeting the identified characteristics of a "Hazardous Waste" under the Resource Conservation and Recovery Act of 1978, 42 U.S.C. Section 8901 et seq., and regulations promulgated pursuant thereto, collectively "RCRA", or (b) any waste meeting the identified characteristics of "Hazardous Waste" under California Hazardous Waste Control law, California Health and Safety Code
     Section 25100 et seq., and regulations promulgated pursuant thereto, collectively "CHWCL". "Hazardous Waste Facility" shall mean a hazardous waste facility as defined under CHWCL.

     (c) Tenant covenants that, at its sole cost and expense, it will comply with all applicable laws, rules, regulations, orders, permits, licenses and operating plans of any governmental authority with respect to the use, handling, generation, transportation, storage, treatment and/or disposal of hazardous substances or wastes, and Tenant will provide Landlord with copies of all permits, registrations or other similar documents that authorize Tenant to conduct any such activities in connection with its authorized use of the Premises. Additionally, Tenant agrees to comply with the Rules and Regulations attached hereto as Exhibit C, the requirements of the Board of Fire Underwriters or Landlord's insurance carrier, and to comply with covenants, conditions and restrictions ("CC&R's"), if any, applicable to the Property.

     (d) Tenant agrees that it shall not operate on the Premises any facility required to be permitted or licensed as a Hazardous Waste Facility or for which interim status as such is required. Nor shall Tenant store any Hazardous Wastes on the Premises for ninety (90) days or more.

     (e) Tenant agrees to comply with all applicable laws, rules, regulations, orders, and permits relating to underground storage, tanks (including any installation, monitoring, maintenance, closure and/or removal of such tanks) as such tanks are defined in California Health and Safety Code,
     Section 25281(u) including, without limitation, complying with California Health and Safety Code Sections 25280-25299.6 and the regulations promulgated thereunder. Tenant shall furnish to Landlord copies of all registrations and permits for all underground storage tanks.

     (f) If applicable, Tenant shall provide to Landlord in writing the following information and/or documentation at the Commencement Date and within sixty (60) days of any change in the required information and/or documentation:

     (1) A list of all hazardous substances and/or wastes that Tenant uses, handles, generates, transports, stores, treats or disposes in connection with its operations on the Premises.

          (ii) Copies of all Material Safety Data Sheets ("MSDS's") required to be completed with respect to operations of Tenant at the Premises in accordance with Title 8, California Code of Regulations
          Section 5194 or 42 U.S.C. Section 11021, or any amendments thereto. In lieu of this requirement, Tenant may provide a Hazardous Materials Inventory Sheet that details the MSDS's.

          (iii) Copies of all hazardous waste manifests, as defined in Title 26, California Code of Regulations Section 22-66260.10, that Tenant is required to complete in all connections with its operations at the Premises.

          (iv) A copy of any Hazardous Materials Management Plans required with respect to Tenant's operations.

          (v) Copies of any Contingency Plans and Emergency Procedures required of Tenant due to its operations in accordance with Title 26,
          Section 22-66260.10, of the California Code of Regulations, and any amendments thereto.

          (vi) Copies of any biennial reports to be furnished to California Department of Health Services relating to hazardous substances or wastes.

          (vii)     Copies of all industrial waste water discharge permits.

(g) Tenant shall secure Landlord's prior written approval for any proposed receipt, storage, possession, use, transfer or disposal of "Radioactive Materials" or "Radiation", as such materials are defined in Title 26, California Code of Regulations Sections 17-30100 or possessing the characteristics of the materials so defined, which approval Landlord may withhold in its sole and absolute discretion. The Tenant in connection with any authorized receipt, storage, possession, use, transfer or disposal of radioactive materials or radiation shall:

          (i) Comply with all federal, state and local laws, rules, regulations, orders, licenses and permits;

          (ii) Furnish Landlord with a list of all radioactive materials or radiation received, stored, possessed, used, transferred or disposed; and

          (iii) Furnish Landlord with all licenses, registration materials, inspection reports, orders and permits in connection with the receipt, storage, possession, use, transfer or disposal or radioactive materials or radiation.

(h) Tenant agrees to comply with any and all applicable laws, rules, regulations, and orders with respect to the release into the environment of any hazardous wastes or substances or radiation or radioactive materials. Tenant agrees to notify Landlord in writing of any unauthorized release into the environment within twenty-four (24) hours of the time at which Tenant becomes aware of such release.

(i) Tenant shall indemnify, defend, and hold Landlord harmless from any and all claims, losses (including, but not limited to, loss of rental income and loss due to business interruption), damages, (including diminution in value or loss of rental value following expiration or earlier termination of the Term) liabilities, costs, legal fees, and expenses of any sort arising out of or relating to any unauthorized release into the environment of hazardous substances or wastes or radiation or radioactive materials by Tenant or any of Tenant's agents, contractors or invitees, or Tenant's failure to comply with Subparagraphs (a)-(h) of this section of the Lease.

(j) Tenant agrees to cooperate with Landlord in furnishing Landlord with complete information regarding Tenant's receipt, handling, use, storage, transportation, generation, treatment and/or disposal of hazardous substances or wastes or radiation or radioactive materials. Upon request, Tenant agrees to grant Landlord reasonable access at reasonable times to the Premises to inspect Tenant's receipt, handling, use, storage, transportation, generation, treatment and/or disposal of hazardous substances wastes or radiation or radioactive materials without being deemed guilty of any disturbance of Tenant's use or possession and without being liable to Tenant in any manner.

(k) Notwithstanding Landlord's rights of inspection and review under this paragraph, Landlord shall have no obligation or duty to so inspect or review, and no third party shall be entitled to rely on Landlord to conduct any sort of inspection or review by reason of the provisions of this paragraph.

     (i) Landlord agrees that Tenant shall have no liability or responsibility whatsoever for any Hazardous Substances or Hazardous Waste on or about the Premises, the Common Areas or the Property except if brought onto the Property or caused or exacerbated by Tenant and/or Tenant's agents, contractors, licensees, invitees, employees or other persons in the Premises during the Term.

     (m)  This Section 8 of the Lease shall survive termination of the Lease.

9.   ALTERATIONS.

     (a)  Initial Alterations.

          (i) Preliminary Plans. Preliminary plans and specifications for construction of the tenant improvements to be initially installed by Tenant in the Premises ("Initial Alterations") shall be prepared by a licensed architect as is proposed by Tenant and reasonably approved by Landlord (the "Architect"). The preliminary plans and specifications shall be submitted to Landlord for Landlord's approval which approval shall not be unreasonably withheld, conditioned or delayed, provided that Landlord may withhold such consent, in Landlord's sole discretion, if the construction contemplated by such preliminary plans will affect the structure, roof, or the exterior appearance of the Building, or will have an adverse affect on the utility systems of the Building. The preliminary plans and specifications approved as set forth above are referred to herein as the "Approved Preliminary Plans."

          (ii) Working Drawings. Promptly following approval of the Approved Preliminary Plans, Tenant shall instruct the Architect to produce, and submit to Landlord for review and approval, which approval shall not be unreasonably withheld, conditioned or delayed, working drawings and specifications. The working drawings and specifications which have been approved as provided herein are hereinafter referred to as the "Approved Working Drawings."

          (iii) Selection of Contractor. Tenant shall engage a general contractor as is proposed by Tenant and reasonably approved by Landlord (the "Contractor") to construct the Initial Alterations.

          (iv) Construction. Tenant shall cause construction of the Initial Alterations to be completed in a good and workmanlike manner and in compliance with all applicable laws, rules and regulations. Tenant shall provide access to Landlord at all reasonable times for the purpose of inspecting the construction of the Initial Alterations and shall cooperate with Landlord and Landlord's agents during such inspections and provide to Landlord and Landlord's agents such information as Landlord or Landlord's agents may reasonably request. Landlord shall not charge a plan review, construction management fee or any other fee in connection with the design and construction of the Initial Alterations.

          (v) Change Requests. No material changes to the Approved Working Drawings requested by Tenant shall be made without Landlord's prior approval which shall not be unreasonably withheld, condition or delayed. Any changes to the Approved Working Drawings shall be in writing and shall be signed by both Landlord and Tenant prior to the change being made.

          (vi) Plans and Specifications. Upon completion, Tenant shall deliver to Landlord a complete set of "as-built" plans and specifications for the Initial Alterations.

     (b) Additional Alterations. As used in this Section 9, the term "alteration" shall include the Initial Alterations and any subsequent alteration, addition or improvement. Tenant shall give Landlord not less than ten (10) days' notice of any alteration Tenant desires to make to the Premises. Except for the Initial Alterations, Tenant shall not make any alteration in, on or about the Premises without the prior written consent of Landlord unless the alteration does not affect the Building structure, the exterior appearance of the Building, the roof or the Building systems (e.g., electrical systems) and such alteration does not require a building permit and the cost of the alteration is not in excess of Fifteen Thousand Dollars ($15,000.00). Tenant shall comply with all rules, laws, ordinances and requirements applicable at the time Tenant makes any alteration and shall deliver to Landlord a complete set of "as built" plans and specifications for each alteration. Tenant shall be solely responsible for maintenance and repair of all alterations made by Tenant.

     (c) Liens. If, because of any act or omission of Tenant or anyone claiming by, through, or under Tenant, any mechanics' lien or other lien is filed against the Premises or against other property of Landlord (whether or not the lien is valid or enforceable), Tenant, at its own expense, shall cause it to be discharged of record (by lien release bond or otherwise) within a reasonable time, not to exceed thirty (30) days, after the date of the filing. In addition, Tenant shall defend and indemnify Landlord and hold it harmless from any and all claims, losses, damages, judgments, settlements, cost and expenses, including attorneys' fees, resulting from the lien.

     (d) Ownership of Alterations. Any alteration made by Tenant shall become Landlord's property, at Landlord's election, upon the expiration or earlier termination of the Term. Except as provided in subsection 9(d), Landlord may require Tenant, at Tenant's sole expense and by the end of the Term, to remove any alterations (including the Initial Alterations) made by Tenant and to restore the Premises to its condition prior to the alteration.

     (e) Request Regarding Removal Obligation. At the time that Tenant requests Landlord's consent to any alteration (including the Initial Alterations), Tenant may request, and promptly following receipt of such request, Landlord shall notify Tenant if Landlord will require Tenant, at Tenant's sole expense, to remove any or all of the alteration by the end of the Term, and to restore the Premises to its condition prior to the alteration. Landlord will not require removal of the Initial Alterations to the extent such alterations are for general office use and will not require unusual expenses of demolition and removal, as reasonably determined by Landlord.

10.  REPAIRS.

     (a) Tenant's Obligation. Except as provided in subsection 10(b), Tenant, at all times during the Term and at Tenant's sole cost and expense, shall keep the Premises and every part thereof in good condition and repair, ordinary wear and tear, damage thereto not caused by Tenant, by fire, earthquake, acts of God or the elements excepted. Tenant hereby waives all right to make repairs at the expense of Landlord or in lieu thereof to vacate the Premises as provided in California Civil Code Section 1942 or any other law, statute or ordinance now or hereafter in effect. Notwithstanding anything to the contrary contained in this Lease, Tenant shall not be responsible for repairing or restoring the Premises or any part thereof to the extent required as a result of the willful misconduct or active negligence of Landlord or its agents, representatives, employees or contractors.

     (b) Landlord's Obligations. Landlord, at Landlord's expense, without reimbursement from Tenant (other than the cost of a capital improvement required to be made during the Term as a result of a change in applicable Laws after the date hereof, as may be included in Operating Expenses under subsection 5(b), shall repair and maintain the structural portions of the roof (but not roof membrane or other non-structural elements of the roof) and structural portions of the Building except that Tenant shall pay to Landlord the cost of the maintenance and repairs to the extent required as a result of the act, neglect or fault of Tenant and/or Tenant's agents, contractors, employees or invitees. There shall be no abatement of Rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to the fixtures, appurtenances and equipment therein. Landlord shall maintain the Common Areas subject to reimbursement of its expenses.

11.  DAMAGE OR DESTRUCTION.

     (a) Landlord's Obligation to Rebuild. If the Premises are damaged or destroyed, Landlord promptly and diligently shall repair the Premises (subject to the limitations specified in this Section 11) unless Landlord has the option to terminate this Lease as provided herein, and Landlord elects to terminate.

     (b) Right to Terminate. Landlord and Tenant each shall have the option to terminate this Lease if the Premises or the Building is destroyed or damaged by fire or other casualty, regardless of whether the casualty is insured against under this Lease, if Landlord reasonably determines that Landlord's obligation to repair the Premises or the Building under this
     Section 11 cannot be completed within two hundred seventy (270) days after the casualty. If a party desires to exercise the right to terminate this Lease as a result of a casualty, the party shall exercise the right by giving the other party written notice of its election to terminate within thirty (30) days after Landlord delivers written notice of the estimated time to complete such repairs, in which event this Lease shall terminate fifteen (15) days after the date of the notice. If neither Landlord nor Tenant exercises the right to terminate this Lease, Landlord promptly shall commence the process of obtaining necessary permits and approvals, and shall commence repair of the Premises as soon as practicable and thereafter prosecute the repair diligently to completion, in which event this Lease shall continue in full force and effect.

     (c) Limited Obligation to Repair. Landlord's obligation, should Landlord elect or be obligated to repair or rebuild, shall be limited to the Building shell and other portions of the Premises to the extent actually insured by Landlord under insurance policies carried by Landlord. Tenant, at its option and expense, shall replace or fully repair all trade fixtures, equipment and other improvements installed by Tenant and existing at the time of the damage or destruction.

     (d) Abatement of Rent. In the event of any damage or destruction to thirty percent (30%) or more of the square footage of the Premises which does not result in the termination of this Lease, both the Base Rent and Operating Expenses shall be temporarily abated proportionately to the degree the Premises are untenantable as a result of the damage or destruction, commencing from the date of the damage or destruction and continuing during the period required by Landlord to substantially complete its repair and restoration of the Premises. In the event of any damage or destruction to less than thirty percent (30%) of the square footage of the Premises, which does not result in the termination of this Lease, only the Base Rent shall be temporarily abated proportionately to the degree the Premises are untenantable as a result of the damage or destruction, commencing from the date of the damage or destruction and continuing during the period required by Landlord to substantially complete its repair and restoration of the Premises. Notwithstanding the foregoing, nothing herein shall preclude Landlord from being entitled to collect the full amount of any rent loss insurance proceeds. Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the Premises, damage to Tenant's personal property or any inconvenience occasioned by any damage, repair or restoration. Tenant hereby waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code, and the provisions of any similar law hereafter enacted.

     (e) Damage Near End of Term and Extensive Damage. In addition to the rights to termination under subsection 11(b), either Landlord or Tenant shall have the right to cancel and terminate this Lease as of the date of the occurrence of destruction or damage if the Premises or the Building is substantially destroyed or damaged (i.e., there is damage or destruction which Landlord determines would require more than six (6) months to repair) and made untenantable during the last twelve (12) months of the Term. Landlord or Tenant shall give notice of its election to terminate this Lease under this subsection 11(e) within thirty (30) days after Landlord determines that the damage or destruction would require more than six (6) months to repair. If neither Landlord nor Tenant elects to terminate this Lease, the repair of the damage shall be governed by subsection 11(a) or 11(b), as the case may be. For purposes of this Section, if Tenant has been granted an option to extend the Term and the period within which Tenant is entitled to exercise such option has not lapsed, then the damage or destruction shall not be deemed to have occurred during the last year of the Term if Tenant exercises its option to extend within twenty (20) days after the event of damage or destruction or the date Tenant is required to exercise such option under this Lease, whichever is earlier, in accordance with the requirements of this Lease.

     (f) Insurance Proceeds. If this Lease is terminated, Landlord may keep all the insurance proceeds resulting from the damage, except for those proceeds which specifically insured Tenant's personal property and trade fixtures.

12. EMINENT DOMAIN. If all or any part of the Premises is taken for public or quasi-public use by a governmental authority under the power of eminent domain or is conveyed to a governmental authority in lieu of such taking, and if the taking or conveyance causes the remaining part of the Premises to be untenantable and inadequate for use by Tenant for the purpose for which they were leased, then Tenant, at its option and by giving notice within fifteen (15) days after the taking, may terminate this Lease as of the date Tenant is required to surrender possession of the Premises. If a part of the Premises is taken or conveyed but the remaining part is tenantable and adequate for Tenant's use, then this Lease shall be terminated as to the part taken or conveyed as of the date Tenant surrenders possession; Landlord shall make such repairs, alterations and improvements as may be necessary to render the part not taken or conveyed tenantable; and the Rent shall be reduced in proportion to the part of the Premises taken or conveyed. All compensation awarded for the taking or conveyance shall be the property of Landlord without any deduction therefrom for any estate of Tenant, and Tenant hereby assigns to Landlord all its right, title and interest in and to the award. Tenant shall have the right, however, to recover from the governmental authority, but not from Landlord, such compensation as may be awarded to Tenant on account of the interruption of Tenant's business, moving and relocation expenses; and removal of Tenant's trade fixtures and personal property.

13.  INDEMNITY AND INSURANCE.

     (a) Indemnity. Tenant shall be responsible for, shall insure against, and shall indemnify Landlord and hold Landlord harmless from, any and all claims, demands, losses, liabilities, cost, fees and expenses, including attorneys', experts' and consultants' fees in any way related to any loss, damage or injury to person or property occurring in, on or about the Premises, except to the extent it is determined that such loss or damage was caused by the negligence or willful misconduct of Landlord or Landlord's representatives, servants, employees or contractors, and Tenant hereby releases Landlord from any and all liability for the same. Tenant's obligation to indemnify Landlord and its constituent parts hereunder shall include the duty to defend against any claims asserted by reason of any loss, damage or injury, and to pay any judgments, settlements, costs, fees and expenses, including attorneys' fees, incurred in connection therewith.

      (b) Insurance. At all times during the term of this Lease, Tenant shall carry, at its own expense, for the protection of Tenant, Landlord, and Landlord's management agents, as their interests may appear, one or more policies of comprehensive general public liability and property damage insurance, issued by one or more insurance companies acceptable to Landlord, with minimum coverages of One Million Dollars ($1,000,000.00) for injury to one person in any one accident, Three Million Dollars ($3,000,000.00) for injuries to more than one person in any one accident and Two Million Dollars ($2,000,000.00) in property damage per accident and insuring against any and all liability for which Tenant is responsible under this Lease. The insurance policy or policies shall name Landlord, Landlord's constituent parts and Landlord's management agents as additional insureds, and shall provide that the policy or policies may not be cancelled on less than thirty (30) days' prior written notice to Landlord. Tenant shall furnish Landlord with certificates evidencing the insurance. If Tenant fails to carry the insurance and furnish Landlord with copies of all the policies after a request to do so, Landlord shall have the right to obtain the insurance and collect the cost thereof from Tenant as additional Rent.

      (c) Landlord's Insurance. Landlord agrees to purchase and keep in force and effect commercial general liability insurance in an amount not less than One Million Dollars ($1,000,000.00) per occurrence and Three Million Dollars ($3,000,000.00) general aggregate, and All Risk property insurance with an agreed amount endorsement, and Boiler and Machinery insurance on the Building, with such deductibles as Landlord may in its discretion determine. Notwithstanding the foregoing, so long as the Landlord hereunder shall be The Prudential Insurance Company of America ("Prudential"), the blanket coverage maintained by Prudential under its insurance program for its portfolio of properties shall be deemed to be satisfactory under this clause. Landlord's insurance shall provide that it is specific and not contributory and the property insurance shall contain a clause pursuant to which the insurance carriers waive all rights of subrogation against Tenant with respect to losses payable under such policies.

14.   ASSIGNMENT AND SUBLETTING.

      (a) Landlord's Consent. Tenant shall not assign, sublet or otherwise transfer all or any portion of Tenant's interest in this Lease (collectively, "sublet") without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Consent by Landlord to one sublet shall not be deemed to be a consent to any subsequent sublet. Notwithstanding the foregoing, Tenant shall not, in any event, enter into any sublease for a term longer than twenty four (24) months nor, during the Term, shall the Premises be subject to any sublease or subleases for a period in the aggregate longer than thirty six (36) months (i.e. the Premises during the initial term shall not be subject to any subleases for at least seven (7) years of the ten (10) years of the
      Term).

      (b) Effect of Sublet. Each sublet to which Landlord has consented shall be by an instrument in writing, in a form satisfactory to Landlord as evidenced by Landlord's written approval. Each sublessee shall agree in writing, for the benefit of Landlord, to assume, to be bound by and to perform the terms, conditions and covenants of this Lease to be performed by Tenant. Tenant shall not be released from personal liability for the performance of each term, condition and covenant of this Lease, and Landlord shall have the right to proceed against Tenant without proceeding against the subtenant.

      (c) Information to be Furnished. If Tenant desires at any time to sublet the Premises, Tenant first shall notify Landlord of its desire to do so and shall submit in writing to Landlord: (i) the name of the proposed subtenant; (ii) the nature of the proposed subtenant's business to be carried on in the Premises; (iii) the terms and provisions of the proposed sublease and a copy of the proposed sublease form; and (iv) such financial information, including financial statements, as Landlord reasonably may request concerning the proposed subtenant.

      (d) Landlord's Election. At any time within twenty (20) days after Landlord's receipt of the information specified in subsection 14(c), Landlord, by written notice to Tenant, may elect either (i) to consent to the sublet by Tenant; or (ii) to refuse its consent to the sublet. If Landlord fails to elect either of the alternatives within the thirty (30) day period, its shall be deemed that Landlord has refused its consent to the sublet. If Landlord refuses its consent, Landlord shall deliver to Tenant a statement of the basis for its refusal. Any attempted sublet without Landlord's consent shall not be effective.

      (e) Payment Upon Sublet. If Landlord consents to the sublet, Tenant thereafter may enter into a valid sublet of the Premises or portion thereof, upon the terms and conditions set forth in the information furnished by Tenant to Landlord pursuant to subsection 14(c), subject to the condition that fifty percent (50%) of any excess of the monies due to Tenant under the sublet ("subrent") over the Rent required to be paid by Tenant hereunder plus any commissions paid by Tenant in connection with such sublease shall be paid to Landlord. For purposes of such calculations, commissions paid by Tenant shall be amortized over the term of the sublease. Any subrent to be paid to Landlord pursuant hereto shall be payable to Landlord as and with the Base Rent payable to Landlord hereunder pursuant to the terms of Section 4. The term "subrent" as used herein shall include any consideration of any kind received, or to be received, by Tenant from the subtenant, if the sums are related to Tenant's interest in this Lease or in the Premises, including, without limitation, bonus money, and payments (in excess of fair market value thereof) for Tenant's assets, fixtures, inventory, accounts, goodwill, equipment, furniture, general intangibles and any capital stock or other equity ownership of Tenant.

      (f) Executed Counterparts. No sublet shall be valid nor shall any subtenant take possession of the Premises until an executed counterpart of the sublease has been delivered to Landlord and approved in writing.

      (g) Transfer to Purchaser. A transfer of this Lease to one or more purchasers of a majority interest in Tenant shall be deemed a sublet under this Lease.

      (h) Transfers to Affiliates. Notwithstanding anything to the contrary in this Lease, Tenant may assign this Lease or sublet the Premises, without Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant as a going concern of the business that is being conducted on the Premises, provided that the assignee assumes, in full, the obligations of Tenant under this Lease.

      (i) Costs. In the event Tenant shall assign or sublet the Premises or request the consent of Landlord to any assignment, subletting, hypothecation or other action requiring Landlord's consent hereunder, then Tenant shall pay a processing fee in the amount of $500 plus Landlord's reasonable attorneys' fees incurred in connection therewith. Landlord's charge for attorneys' fees in connection with a review of a proposed assignment or sublease shall not exceed $2000 so long as the sublease does not purport to amend any of the terms of this Lease or to obligate Landlord to perform any additional obligations under this Lease and Tenant does not request any modifications to Landlord's form consent to such assignment or sublease.

15.   DEFAULT.

      (a) Tenant's Default. At the option of Landlord, a material breach of this Lease by Tenant shall exist if any of the following events (severally, "Event of Default"; collectively, "Events of Default") shall occur: (i) if Tenant shall have failed to pay Rent, including Tenant's Percentage Share of Operating Expenses, or any other sum required to be paid hereunder when due and such failure is not cured within five (5) days after written notice from Landlord (which notice may be in the form of a statutory notice to pay rent or quit); (ii) if Tenant shall have failed to perform any term, covenant or condition of this Lease except those requiring the payment of money, and Tenant shall have failed to cure the breach within fifteen (15) days after written notice from Landlord if the breach could reasonably be cured within the fifteen (15) day period; provided, however, if the failure could not reasonably be cured within the fifteen (15) day period, then Tenant shall not be in default unless it has failed to promptly commence and thereafter continue to make diligent and reasonable efforts to cure the failure as soon as practicable as reasonably determined by Landlord; (iii) if Tenant shall have assigned its assets for the benefit of its creditors; (iv) if the sequestration of, attachment of, or execution on, any material part of the property of Tenant or on any property essential to the conduct of Tenant's business shall have occurred, and Tenant shall have failed to obtain a return or release of the property within thirty (30) days thereafter, or prior to sale pursuant to any sequestration, attachment or levy, whichever is earlier; (v) if Tenant shall have abandoned the Premises and failed to pay Rent; (vi) if a court shall have made or entered any decree or order adjudging Tenant to be insolvent, or approving as properly filed a petition seeking reorganization of Tenant, or directing the winding up or liquidation of Tenant, and the decree or order shall have continued for a period of thirty (30) days; (vii) if Tenant shall make or suffer any transfer which constitutes a fraudulent or otherwise avoidable transfer under any provision of the federal Bankruptcy laws or any applicable state law; or (viii) if Tenant shall have failed to comply with the provisions of Section 23 or 25. An Event of Default shall constitute a default under this Lease.

      (b) Remedies Upon Tenant's Default. Upon an Event of Default, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law, equity, statute or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

          (i) Landlord may continue this Lease in full force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect Rent when due. During the period Tenant is in default, Landlord may enter the Premises and relet it, or any part of it, to third parties for Tenant's account, provided that any Rent in excess of the Rent due hereunder shall be payable to Landlord. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of cleaning and redecorating the Premises required by the reletting and like costs. Reletting may be for a period shorter or longer than the remaining Term of this Lease. Tenant shall pay to Landlord the Rent and other sums due under this Lease on the dates the Rent is due, less the Rent and other sums Landlord receives from any reletting. No act by Landlord allowed by this subsection (i) shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate this Lease.

          (ii) Landlord may terminate Tenant's right to possession of the Premises at any time by giving written notice to that effect. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord shall have the right to remove all personal property of Tenant and store it at Tenant's cost and to recover from Tenant as damages: (a) the worth at the time of award of unpaid Rent and other sums due and payable which had been earned at the time of termination; plus (b) the worth at the time of award of the amount by which the unpaid Rent and other sums due and payable which would have been payable after termination until the time of award exceeds the amount of the Rent loss that Tenant proves could have been reasonably avoided; plus (c) the worth at the time of award of the amount by which the unpaid Rent and other sums due and payable for the balance of the Term after the time of award exceeds the amount of the Rent loss that Tenant proves could be reasonably avoided; plus (d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which, in the ordinary course of things, would be likely to result therefrom, including, without limitation, any costs or expenses incurred by Landlord: (1) in retaking possession of the Premises, including reasonable attorneys' fees and costs therefor; (2) maintaining or preserving the Premises for reletting to a new tenant, including repairs or alterations to the Premises for the reletting;
          (3) leasing commissions; (4) any other costs necessary or appropriate to relet the Premises; and (5) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by the laws of the State of California.

The "worth at the time of award" of the amounts referred to in subsections
(ii)(a) and (ii)(b) is computed by allowing interest at the Interest Rate, on the unpaid Rent and other sums due and payable from the termination date through the date of award. The "worth at the time of award" of the amount referred to in subsection (ii)(c) is computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%). Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, if Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

     (c) Landlord's Default. Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by Landlord hereunder unless and until Landlord has failed to perform the obligation within fifteen (15) days after receipt of written notice by Tenant to Landlord specifying wherein Landlord has failed to perform the obligation; provided, however, that if the nature of Landlord's obligation is such that more than fifteen (15) days are required for its performance, then Landlord shall not be deemed to be in default if Landlord shall commence the performance within the fifteen (15) day period and thereafter shall diligently prosecute the same to completion.

16. LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS. If Tenant shall at any time fail to make any payment or perform any other act on its part to be made or performed under this Lease and Tenant does not cure such failure within the applicable cure period provided herein (or such shorter period as Landlord may reasonably deem appropriate in the event of an emergency), Landlord may, but shall not be obligated to, make the payment or perform any other act to the extent Landlord may deem desirable and, in connection therewith, pay expenses and employ counsel. Any payment or performance by Landlord shall not waive or release Tenant from any obligations of Tenant under this Lease. All sums so paid by Landlord, and all penalties, interest and costs in connection therewith, shall be due and payable by Tenant on the next day after any payment by Landlord, together with interest thereon at the Interest Rate, from that date to the date of payment thereof by Tenant to Landlord, plus collection costs and attorneys' fees. Landlord shall have the same rights and remedies for the nonpayment thereof as in the case of default in the payment of Rent.

17.  [Intentionally Omitted]

18. SURRENDER OF PREMISES. By taking possession of the Premises, except as provided in Section 7, Tenant shall be deemed to have accepted the Premises and the Property in good condition and repair, subject to all applicable laws, codes and ordinances. On the expiration or early termination of this Lease, Tenant shall surrender the Premises to Landlord in its condition as of the Base Rent Commencement Date, normal wear and tear and damage due to casualty or condemnation excepted. The foregoing exception for damage to the Premises shall not apply to damage caused by Tenant and/or Tenant's agents, contractors, employees and invitees except to the extent the waiver of certain claims contained in Section 22 applies to such damage. Tenant shall remove from the Premises all of Tenant's personal property, trade fixtures and any alterations (including the Initial Alterations to the extent required to be removed under subsection 9(e)) required to be removed pursuant to Section 9. Tenant shall repair damage or perform any restoration work required by the removal. If Tenant fails to remove any personal property, trade fixtures or alterations after the end of the Term, Landlord may remove the property and store it at Tenant's expense, including interest at the Interest Rate. If the Premises are not so surrendered at the termination of this Lease, Tenant shall indemnify Landlord against all loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant, losses to Landlord due to lost opportunities to lease to succeeding tenants, and attorneys' fees and costs.

19. HOLDING OVER. If Tenant remains in possession of all or any part of the Premises after the expiration of the Term or the termination of this Lease, the tenancy shall be month-to-month only and shall not constitute a renewal or extension for any further term. In such event, Base Rent shall be increased in an amount equal to one hundred fifty percent (150%) of the Base Rent during the last month of the Term (including any extensions), and any other sums due under this Lease shall be payable in the amount, and at the times, specified in this Lease. The month-to-month tenancy shall be subject to every other term, condition, covenant and agreement contained in this Lease and Tenant shall vacate the Premises immediately upon Landlord's request.

20. ACCESS TO PREMISES. Tenant shall permit Landlord and its agents to enter the Premises at all reasonable times upon reasonable notice, except in the case of an emergency (in which event no notice shall be necessary), to inspect the Premises; to post Notices of Nonresponsibility and similar notices and to show the Premises to interested parties such as prospective mortgagors, purchasers and tenants; to make necessary alterations, additions, improvements or repairs either to the Premises, the Building or other premises within the Building; and to discharge Tenant's obligations hereunder when Tenant has failed to do so within a reasonable time after written notice from Landlord. The above rights are subject to reasonable security regulations of Tenant, and to the requirement that Landlord shall at all times act in a manner to cause the least possible interference with Tenant's operations.

21. SIGNS. The size, design, color, location and other physical aspects of any sign in or on the Building shall be subject to the CC&R's, if any, Rules and Landlord's approval (not unreasonably withheld) prior to installation, and to any appropriate municipal or other governmental approvals. The costs of any permitted sign, and the costs of its installation, maintenance and removal, shall be at Tenant's sole expense and shall be paid within ten (10) days of Tenant's receipt of a bill from Landlord for the costs.

22. WAIVER OF SUBROGATION. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waives and releases the other of and from any and all rights of recovery, claim, action or cause of action against the other, its subsidiaries, directors, agents, officers and employees, for any loss or damage that may occur in the Premises, the Building or the Property; to improvements to the Building or personal property (building contents) within the Building; or to any furniture, equipment, machinery, goods and supplies not covered by this Lease which Tenant may bring or obtain upon the Premises or any additional improvements which Tenant may construct on the Premises by reason of fire, the elements or any other cause which is required to be insured against under this Lease, regardless of cause or origin, including negligence of Landlord or Tenant and their agents, subsidiaries, directors, officers and employees, to the extent insured against under the terms of any insurance policies carried by Landlord or Tenant and in force at the time of any such damage, but only if the insurance in question permits such a partial release in connection with obtaining a waiver of subrogation from the insurer. Because this Section 22 will preclude the assignment of any claim mentioned in it by way of subrogation or otherwise to an insurance company or any other person, each party to this Lease agrees immediately to give to each insurance company written notice of the terms of the mutual waivers contained in this Section and to have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of the mutual waivers contained in this Section.

23.  Subordination.

     (a) Subordinate Nature. Except as provided in subsection 23(b), this Lease is subject and subordinate to all ground and underlying leases, mortgages and deeds of trust which now or may hereafter affect the Property, the Building or the Premises, to the CC&R's, if any, and to all renewals, modifications, consolidations, replacements and extensions thereof. Subject to subsection 23(c), within fifteen (15) days after Landlord's written request therefor, Tenant shall execute any and all documents required by Landlord, the lessor under any ground or underlying lease ("Lessor"), or the holder or holders of any mortgage or deed of trust ("Holder") to make this Lease subordinate to the lien of any lease, mortgage or deed of trust, as the case may be.

     (b) Possible Priority of Lease. If a Lessor or a Holder advises Landlord that it desires or requires this Lease to be prior and superior to a lease, mortgage or deed of trust, Landlord may notify Tenant. Within seven (7) days of Landlord's notice, Tenant shall execute, have acknowledged and deliver to Landlord any and all documents or instruments, in the form presented to Tenant, which Landlord, Lessor or Holder deems necessary or desirable to make this Lease prior and superior to the lease, mortgage or deed of trust.

     (c) Recognition or Attornment Agreement. If Landlord or Holder requests Tenant to execute a document subordinating this Lease, the document shall provide that, so long as Tenant is not in default, Lessor or Holder shall agree to enter into either a recognition or attornment agreement with Tenant, or a new lease with Tenant upon the same terms and conditions as to possession of the Premises, which shall provide that Tenant may continue to occupy the Premises so long as Tenant shall pay the Rent and observe and perform all the provisions of this Lease to be observed and performed by Tenant.

24. TRANSFER OF THE PROPERTY. Upon transfer of the Property and assignment of this Lease and assumption of this Lease by Landlord's successor, Landlord shall be entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease occurring after the consummation of the transfer and assignment, and from all liability for the Security Deposit. Subject to subsection 23(c), Tenant shall attorn to any entity purchasing or otherwise acquiring the Premises at any sale or other proceeding.

25. ESTOPPEL CERTIFICATES. Within fifteen (15) days following written request by Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate, in the form prepared by Landlord. The certificate shall: (i) certify that this Lease is unmodified and in full force and effect or, if modified, state the nature of the modification and certify that this Lease, as so modified, is in full force effect, and the date to which the Rent and other charges are paid in advance, if any; (ii) acknowledge that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or if there are uncured defaults on the part of the Landlord, state the nature of the uncured defaults; and (iii) evidence the status of the Lease as may be reasonably required either by a lender making a loan to Landlord to be secured by deed of trust or mortgage covering the Premises or a purchaser of the Property from Landlord.

26. MORTGAGEE PROTECTION. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Property (provided Tenant has received notice of the name and address of such person) and shall offer the beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Property or the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure; provided, however, that the time to cure such default shall not exceed thirty (30) days after the expiration of the time period granted to Landlord to cure such default, or if additional time is requested, the beneficiary, mortgagor or ground lessor shall have the right to such extra time only upon giving Tenant reasonable assurances that such default will be cured.

27. ATTORNEYS' FEES. If either party shall bring any action or legal proceeding for damages for an alleged breach of any provision of this Lease, to recover rent or other sums due, to terminate the tenancy of the Premises or to enforce, protect or establish any term, condition or covenant of this Lease or right of either party, the prevailing party shall be entitled to recover, as a part of the action or proceedings, or in a separate action brought for that purpose, such attorneys' fees and court costs as may be fixed by the court or jury. The prevailing party shall be the party which secures a final judgement in its favor.

28. BROKERS. Each party warrants and represents to the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except for any brokers(s) specified in the Basic Lease Information, and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. The representing party shall indemnify and hold harmless the other party from and against any and all liabilities or expenses arising out of claims made by any other broker or individual for commissions or fees resulting from a breach of the foregoing representation.

29. PARKING. Tenant shall have the right to park passenger vehicles in the parking stalls shown on attached Exhibit D for use by Tenant's employees, contractors, agents, licensees and invitees ("Tenant's Parkers") during the Term and any extension thereof. Tenant acknowledges that Kaiser Foundation Health Plan, Inc. ("Kaiser") has the right to use the other spaces designated on Exhibit D during the term of Kaiser's lease with Landlord. Landlord shall have no obligation to police such parking or otherwise to assure that only Tenant's Parkers are using the parking allocated to Tenant under this Section 29. Tenant agrees not to use in excess of the foregoing parking allocation and agrees to cooperate with Landlord and other tenants in the use of the parking facilities. Landlord shall not be liable to Tenant, nor shall this Lease be affected, if any parking is impaired by moratorium, initiative, referendum, law, ordinance, regulation or order passed, issued or made by any governmental or quasi-governmental body. The foregoing parking rights shall be furnished at no cost to Tenant, except for such costs as are properly included in Operating Expenses (i.e. parking lot maintenance and repairs, Real Estate Taxes, etc.).

30. UTILITIES AND SERVICES. Tenant shall be solely responsible for obtaining and paying for all utilities and services, including heating, air conditioning, ventilation (i.e., HVAC service contracts, janitorial and security) in connection with the Premises. Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of Rent by reason of, no eviction of Tenant shall result from and, further, Tenant shall not be relieved from the performance of any covenant or agreement in this Lease because of, Landlord's failure to furnish or Tenant's failure to obtain any such utility or service any of the foregoing.

31. MODIFICATION FOR LENDER. If, in connection with obtaining institutional financing for the Premises or any portion thereof, Landlord's lender shall request reasonable modification to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially affect Tenant's rights hereunder, are reasonable (in Tenant's sole discretion), do not increase the obligations of Tenant under this Lease, and do not materially or unreasonably interfere with Tenant's use, enjoyment or occupation of the Premises in accordance with this Lease.

32. ACCEPTANCE. Delivery of this Lease, duly executed by Tenant, constitutes an offer to lease the Premises as set forth herein, and under no circumstances shall such delivery be deemed to create an option or reservation to lease the Premises for the benefit of Tenant. This Lease shall become effective and binding only upon execution hereof by Landlord and delivery of a signed copy to Tenant. Upon acceptance of Tenant's offer to lease under the terms hereof and receipt by Landlord of the Rent for the first month of the Term and the Security Deposit in connection with Tenant's submission of the offer, Landlord shall be entitled to retain the sums and apply them to damages, costs and expenses incurred by Landlord if Tenant fails to occupy the Premises. If Landlord rejects the offer, the sums shall be returned to Tenant.

33. USE OF NAMES. Tenant shall not use the name of the Building or the name of the business park in which the Building is located in the name or title of its business or occupation without Landlord's prior written consent, which consent Landlord may withhold in its sole discretion. Landlord reserves the right to change the name of the Building without Tenant's consent and without any liability to Landlord.

34. RECORDING. Neither Landlord nor Tenant shall record this Lease, nor a short form memorandum of this Lease, without the prior written consent of the other.

35. QUITCLAIM. Upon any termination of this Lease pursuant to its terms, Tenant, at Landlord's request, shall execute, have acknowledged and deliver to Landlord a quitclaim deed of all Tenant's interest in the Premises, Building and Property created by this Lease.

36. NOTICES. Any notice or demand required or desired to be given under this Lease shall be in writing and shall be given by hand delivery, telecopy or the United States mail. Notices which are sent by telecopy shall be deemed to have been given upon receipt. Notices which are mailed shall be deemed to have been given when seventy-two (72) hours have elapsed after the notice was deposited in the United States mail, registered or certified, the postage prepaid, addressed to the party to be served. As of the date of execution of this Lease, the addresses of Landlord and Tenant are as specified in the Basic Lease Information. Either party may change its address by giving notice of the change in accordance with this Section.

37. LANDLORD'S EXCULPATION. In the event of default, breach or violation by Landlord (which term includes Landlord's partners, co-venturers and co-tenants, and officers, directors, employees, agents and representatives of Landlord and Landlord's partners, co-venturers and co-tenants) of any of Landlord's obligations under this Lease, Landlord's liability to Tenant shall be limited to its ownership interest in the Building and Property or the proceeds of a public sale of the ownership interest pursuant to the foreclosure of a judgment against Landlord. Landlord shall not be personally liable, or liable in any event, for any deficiency beyond its ownership interest in the Building and Property.

38. ADDITIONAL STRUCTURES. Any diminution or interference with light, air or view by any structure which may be erected on land adjacent to the Building shall in no way alter this Lease or impose any liability on Landlord.

39.  OPTION TO EXTEND.

     (a) Notice of Exercise. Tenant shall have the right to extend the initial term hereof for two (2) additional and consecutive periods of five years each upon the same terms and conditions as stated herein, except for Base Rent and, further, that Landlord shall not be obligated to make alterations or modifications to the Building and/or Premises and the number of additional periods shall be reduced by one for each extension that is exercised. Each such extension is herein referred to as "Extended Term." Failure to timely exercise any extension option hereunder shall cause all subsequent options to immediately become null and void. Tenant must exercise its right, if at all, by written notification (the "Notice of Exercise") to Landlord not less than nine
(9) months nor more than twelve (12) months prior to the expiration of the initial term hereof, or the then current Extended Term, if any. Tenant's rights under this Section 39 shall be null and void if Tenant is in default of any of the provisions of this Lease beyond the expiration of the time period granted to Tenant to cure such default either at the time Tenant gives Landlord its Notice of Exercise or as of the date of the scheduled commencement of the Extended Term.

     (b) Options are Personal. The options to extend granted herein are personal to the Adaptec, Inc. and to Adaptec's permitted affiliates as described in subsection 14(h) and notwithstanding anything to the contrary contained in the Lease, the rights contained in this Section 39 are not assignable or transferable by Adaptec, Inc. Landlord grants the rights contained herein to Tenant in consideration of Tenant's strict compliance with the provisions hereof, including, without limitation, the manner of exercise of this option.

     (c) Fair Market Rental. If Tenant exercises the right to extend the term then the Base Rent shall be adjusted to equal the Fair Market Rental for the Premises as of the date of the commencement of each such Extended Term, pursuant to the procedures hereinafter set forth. The term "Fair Market Rental" means the Base Rent chargeable for the Leased Premises based upon the following factors applicable to the Premises or any comparable premises:

          (i) Rental rates being charged for comparable premises in the same geographical location.

          (ii)   The relative locations of the comparable premises.

          (iii) Improvements, or allowances provided for improvements, or to be provided.

          (iv)   Rental adjustments, if any, or rental concessions.

          (v)    Services and utilities provided or to be provided.

          (vi)   Use limitations or restrictions.

          (vii)  Any other relevant Lease terms or conditions.

     In no event, however, shall the Fair Market Rental be less than the Base Rent in effect immediately prior to the commencement date of the Extended Term in question. The Fair Market Rental evaluation may include provision for further rent adjustments during the Extended Term in question if such adjustments are commonly required in the market place for similar types of leases.

     (d) Determination of Fair Market Rental. Upon exercise of the right to extend the term, and included within the Notice of Exercise, Tenant shall notify Landlord of its opinion of Fair Market Rental as above defined for the Extended Term. If Landlord disagrees with Tenant's opinion of the Fair Market Rental, it shall so notify Tenant ("Landlord's Value Notice") within thirty
(30) days after receipt of Tenant's Notice of Exercise. If the parties are unable to resolve their differences within ten (10) days thereafter, either party may apply for Arbitration as provided below. If neither party applies for Arbitration within ten (10) days after receipt by Tenant of Landlord's Value Notice, Tenant shall be bound to the Fair Market Rental stated in Landlord's Value Notice. Should either party elect to arbitrate, and if the arbitration is not concluded before the commencement of the Extended Term, Tenant shall pay Base Rent to Landlord in an amount equal to the Base Rent payable immediately prior to the commencement of the Extended Term, until the Fair Market Rental is determined in accordance with the arbitration provisions hereof ("Arbitration"). If the Fair Market Rental as determined by Arbitration differs from the Base Rent payable immediately prior to the commencement of the Extended Term, then any adjustment required to correct the amount previously paid by Tenant shall be made by payment by the appropriate party within thirty (30) days after the determination of Fair Market Rental by Arbitration has been concluded, as provided herein. Tenant shall be obligated to make payment during the entire Extended Term of the Base Rent determined in accordance with the Arbitration procedures hereunder.

     (e) Arbitration. In the event either party seeks Arbitration of Fair Market Rental under the provisions hereof for the Extended Term, the other party shall be bound to submit the matter for determination by Arbitration. The Arbitration shall be conducted and determined in the County where the Leased Premises are located.

     (f) Demand for Arbitration. A party demanding Arbitration hereunder shall make its demand in writing ("Demand Notice") within ten (10) days after service of Landlord's Value Notice. A copy of the Demand Notice shall be sent to the American Arbitration Association ("AAA"), San Francisco office, requesting that a qualified Arbitrator be appointed in accordance with the Commercial Real Estate Rules of AAA. The Arbitrator shall be a real estate broker with at least seven (7) years' experience leasing properties in the same county for the general type of use to which the Premises are devoted under the terms of this Lease. The Arbitrator shall be a person who would be qualified to serve as an expert witness and to give opinion testimony addressed to the issue in a court of competent jurisdiction. Such a party is hereinafter referred to as the "Arbitrator." The parties may, however, before sending the Demand Notice to AAA, mutually agree upon an Arbitrator of their own choice, in which event such appointment shall nullify the necessity of appointment of an Arbitrator by AAA.

     (g) Decision of the Arbitrator. The Arbitrator so selected shall, within ninety (90) days after his appointment, state in writing his determination as to whether Landlord's valuation, or Tenant's valuation of Fair Market Rental, most closely approximates his own. The Arbitrator may not state his own opinion of Fair Market Rental, but is strictly limited to the selection of Landlord's Fair Market Rental evaluation as stated in Landlord's Value Notice or Tenant's Fair Market Rental evaluation as stated in the Notice of Exercise. The Arbitrator shall have the right to consult experts and competent authorities with factual information or evidence pertaining to a determination of Fair Market Rental, but any such consultation shall be made in the presence of both parties with full right to cross examine. The Arbitrator shall have no right to propose a middle ground or any modification of either of the proposed valuations, and shall have no power to modify the provisions of this Lease. The valuation so chosen as most closely approximating that of the Arbitrator shall constitute the decision of the Arbitrator and shall be final and binding upon the parties, absent fraud or gross error. The Arbitrator shall render a decision and award in writing, with counterpart copies to each party and judgment thereon may be entered in any court of competent jurisdiction.

     (h) Successor Arbitrator; Fees and Expenses. In the event of failure, refusal, or inability of the Arbitrator to act in a timely manner, a successor shall be appointed in the same manner referenced above. The fees and expenses of the Arbitrator and the administrative hearing fee, if any, shall be divided equally between the parties. Each party shall bear its own attorneys' fees and other expenses including fees for witnesses in presenting evidence to the Arbitrator.

40.  GENERAL.

     (a) Captions. The captions and headings used in this Lease are for the purpose of convenience only and shall not be construed to limit or extend the meaning of any part of this Lease.

     (b) Time. Time is of the essence for the performance of each term, condition and covenant of this Lease.

     (c) Severability. If any provision of this Lease is held to be invalid, illegal or unenforceable, the invalidity, illegality, or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if the invalid, illegal or unenforceable provision had not been contained herein.

     (d) Choice of Law; Construction. This Lease shall be construed and enforced in accordance with the laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

     (e) Gender; Singular, Plural. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural.

     (f) Binding Effect. The covenants and agreements contained in this Lease shall be binding on the parties hereto and on their respective successors and assigns (to the extent this Lease is assignable).

     (g) Waiver. The waiver of either party of any breach of any term, condition or covenant of this Lease shall not be deemed to be a waiver of the provision or any subsequent breach of the same or any other term, condition or covenant of this Lease. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach at the time of acceptance of the payment. No covenant, term or condition of this Lease shall be deemed to have been waived by either party unless the waiver is in writing signed by such party.

(h) Entire Agreement. This Lease is the entire agreement between the parties, and there are no agreements or representations between the parties except as expressed herein. Except as otherwise provided herein, no subsequent change or addition to this Lease shall be binding unless in writing and signed by the parties hereto.

(i) Waiver of Jury. To the extent permitted by law, Tenant hereby waives any right it may have to a jury trial in the event of litigation between Tenant and Landlord pertaining to this Lease.

(j) Counterparts. This Lease may be executed in counterparts, each of which shall be an original, but all counterparts shall constitute one (1) instrument.

(k) Exhibits. The Basic Lease Information and all exhibits attached hereto are hereby incorporated herein and made an integral part hereof.

(l) Addendum. The Addendum, if any, attached hereto is hereby incorporated herein and made an integral part hereof.




                  [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Lease effective as of the date first above written.


                                    "LANDLORD"

                                    THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation

                                    By: /s/  Gary L. Frazier
                                       -----------------------
                                    Its: Vice President



                                    "TENANT"

                                    ADAPTEC, INC.
                                    a California corporation

                                    By: /s/ Robert W. Kraiss
                                       -----------------------
                                    Its: Director of Corporate
                                         Facilities and Real Estate
                                                          12-20-96

                     Schematic of Town Center Business Park












                                   Exhibit A

                                  EXHIBIT B-1

                          COMMENCEMENT DATE MEMORANDUM


LANDLORD:                               THE PRUDENTIAL INSURANCE OF AMERICA, a
                                        New Jersey corporation

TENANT:                                 ADAPTEC, INC. a California corporation

LEASE DATE:                             December 20, 1996

PREMISES:                               831 South Milpitas Boulevard, Milpitas,
                                        California 95035



Pursuant to Section 2 of the above-referenced Lease, the Commencement Date hereby is established as _____________.


TENANT:                                      LANDLORD:

ADAPTEC, INC.                                THE PRUDENTIAL INSURANCE OF AMERICA
a California corporation                     a New Jersey corporation


By                                           By
      -------------------                          -------------------
Name                                         Name
      -------------------                          -------------------
Title                                        Title
      -------------------                          -------------------

                                  EXHIBIT B-2

                     BASE RENT COMMENCEMENT DATE MEMORANDUM


LANDLORD:                               THE PRUDENTIAL INSURANCE OF AMERICA, a
                                        New Jersey corporation

TENANT:                                 ADAPTEC, INC. a California corporation

LEASE DATE:                             December 20, 1996

PREMISES:                               831 South Milpitas Boulevard, Milpitas,
                                        California 95035



Pursuant to Section 4 of the above-referenced Lease, the Base Rent Commencement Date hereby is established as Sept. 17, 1997, and the Expiration Date is hereby established as Sept. 16, 2007.


TENANT:                                      LANDLORD:

ADAPTEC, INC.                                THE PRUDENTIAL INSURANCE OF AMERICA
a California corporation                     a New Jersey corporation


By    /s/ Robert W. Kraiss                   By    /s/ Gary L. Frazier
      ----------------------                       -------------------
Name   Robert W. Kraiss                      Name    Gary L. Frazier
      ----------------------                       -------------------
Title  Director of Corporate                 Title   Vice President
       Facilities and Real Estate                  -------------------
      ----------------------

                                   EXHIBIT C

                             RULES AND REGULATIONS

1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule.

2. Except as consented to in writing by Landlord or in accordance with Building standard improvements, no draperies, curtains, blinds, shades, screens or other devices shall be hung at or used in connection with any window or exterior door or doors of the Premises. No awning shall be permitted on any part of the Premises. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

3. Tenant shall not obstruct any sidewalks, halls, lobbies, passages, exits, entrances, elevators or stairways of the Building. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building or make any roof or terrace penetrations.

4. If Tenant requires a burglar alarm, it shall first obtain, and comply with, Landlord's instructions for its installation.

5. Tenant shall not place a load upon any floor of the Premises which exceeds the maximum load per square foot which the floor was designed to carry and which is allowed by law. Tenant's business machines and mechanical equipment which cause noise or vibration which may be transmitted to the structure of the Building or to any space therein, and which is objectionable to Landlord or to any tenants in the Building, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

6. Tenant shall not use or keep in the Premises any toxic or hazardous materials or any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment and as otherwise as may be permitted under the Lease. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations. No animal, except seeing eye dogs when in the company of their masters, may be brought into or kept in the Building.

7. Tenant shall cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations.

8. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building.

9. Tenant shall close and lock the doors of its Premises, shut off all water faucets or other water apparatus and turn off all lights and other equipment which is not required to be continuously run. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or Landlord for noncompliance with this Rule.

10. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be placed therein. The expense of any breakage, stoppage or damage resulting from any violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

11. Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

12. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair, or be responsible for the cost of repair of any damage resulting from noncompliance with this Rule.

13. Canvassing, soliciting and distributing handbills or any other written material and peddling in the Building are prohibited, and each tenant shall cooperate to prevent these activities.

14. Tenant shall store all its trash and garbage in a separate designated area. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

15. Use by Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages and microwaving food shall be permitted, provided that the equipment and use in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

16. Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant, except as Tenant's address, without the written consent of Landlord.

17. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency. Tenant shall be responsible for any increased insurance premiums attributable to Tenant's unique and particular use of the Premises, Building or Property.

18. Tenant assumes any and all responsibility for protecting its Premises from theft and robbery, which responsibility includes keeping doors locked and other means of entry to the Premises closed.

19. Tenant shall not use the Premises, or suffer or permit anything to be done on, in or about the Premises, which may result in an increase to Landlord in the cost of insurance maintained by Landlord on the Building and Common Areas.

20. Tenant shall not park its vehicles in any parking areas designated by Landlord as areas for parking by visitors to the Building or other reserved parking spaces. Tenant shall not leave vehicles in the Building parking areas overnight, nor park any vehicles in the Building parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks. Tenant, its agents, employees and invitees, shall not park any one (1) vehicle in more than one (1) parking space.

21. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no waiver by Landlord shall be construed as a waiver of the Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing the Rules and Regulations against any or all of the tenants of the Building.

22. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

23. Landlord reserves the right to make other reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

24. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees, and guests.

                          Schematic of Tenant Parking

                     COMMENCEMENT DATE MEMORANDUM; ESTOPPEL

LANDLORD:      THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey
               corporation

TENANT:        ADAPTEC, INC., a California corporation

LEASE DATE:    DECEMBER 20, 1996

PREMISES:      631 South Milpitas Blvd., Milpitas, CA 95035

     Pursuant to Section 2 of the above referenced Lease, the Commencement Date hereby is established as May 6, 1997.

     Pursuant to Section 9(e) of the Lease, Landlord acknowledges and agrees that Tenant's Initial Alterations shall not be required to be removed by Tenant at the expiration or earlier termination of this Lease.

     Landlord and Tenant agree that the condition of the Premises includes the deficiencies listed below. Landlord agrees that Tenant shall be entitled to surrender the Premises in the same condition, subject to the corrective action described in subparagraph 2, below.

          1. The light bulbs within the Premises are not of one type, i.e., they are a mixture of warm and cool bulbs.

          2. Several floor tiles are missing in the room immediately adjacent to the break room (the "Adjacent Room"). Tenant will carpet over the Adjacent Room in connection with Tenant's Initial Alterations; however, the floor tiles used to level the floor will not be color matched to the floor tile currently in the Adjacent Room.

          3.   The floor covering in the Premises is not new.

          4. The walls of the Premises have been patched; however, they have not been freshly painted.

TENANT:                                     LANDLORD:
ADAPTEC, INC.,                              THE PRUDENTIAL INSURANCE COMPANY OF
a California corporation                    AMERICA, a New Jersey corporation


By: /s/ Robert W. Kraiss                    By: /s/ Gary L. Frazier
   --------------------------------            --------------------------------
          Robert W. Kraiss

Its: Director of Facilities                 Its: Vice President
     & Real Estate                              -------------------------------

Date: 6-3-97                                Date: 6-13-97
     -----------------                           ------------------------------

                            FIRST AMENDMENT TO LEASE

     THIS FIRST AMENDMENT TO LEASE (the "Amendment"), dated for reference purposes only as of this 11 day of June, 1998, is made by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("Landlord"), and ADAPTEC, INC., a California corporation ("Tenant").

                                    RECITALS

     A. Landlord and Tenant are the parties to that certain lease, dated December 20, 1996 (the "Adaptec Lease"), whereby Landlord has leased to Tenant a portion of that certain real property, commonly known as 631 South Milpitas Boulevard, Milpitas, California ("the Property").

     B. Landlord agreed that Tenant would have the exclusive right to use those parking spaces on the Property designated on Exhibit D to the Adaptec Lease.

     C. Landlord and Tenant now desire to amend the Adaptec Lease to redesignate the number and location of exclusive parking spaces on the Property which Adaptec is entitled to use.

     NOW, THEREFORE, in consideration of the foregoing Recitals and the parties' mutual agreement to be bound hereby, it is agreed as follows:

     1. Defined Terms. Capitalized terms used herein shall have the same meanings provided in the Adaptec Lease unless otherwise stated.

     2. Substitution of Parking Diagram. Exhibit D to the Adaptec Lease, the parking diagram, is hereby held for naught and shall be of no further force or effect, and the parking diagram attached hereto as Exhibit D is hereby substituted in lieu therefor. Henceforth, all references in the Adaptec Lease to "Exhibit D" shall be deemed to mean the parking diagram attached hereto as Exhibit D.

     3. Amendment to Section 29 - Parking. Section 29 of the Adaptec Lease is hereby deleted and shall be of no further force or effect and the following is hereby substituted in lieu thereof (in the following quoted material, the terms "Property" and "Exhibit D" shall have the same meanings they have in this Amendment):

     "29. Parking. Tenant shall have the exclusive right to park fifty-eight
     (58) passenger vehicles on the Property in the parking stalls designated as "--Adaptec

          Leased Spaces" on attached Exhibit D for exclusive use by Tenant's employees, contractors, agents, licensees, and invitees ("Tenant's Parkers") during the Term and any extension thereof. Tenant agrees not to use in excess of the foregoing parking allocation on the Property, and Tenant agrees that it has no right under this Lease to park on the adjacent property shown on Exhibit D. Handicapped spaces shall be available on a "first-come, first-served" basis. Tenant acknowledges that Kaiser Foundation Health Plan, Inc. ("Kaiser") has the exclusive right to use one hundred thirty-eight (138) other spaces within the Property designated as "X-Kaiser Leased Spaces" on Exhibit D. Landlord shall have no obligation to police such parking or otherwise assure that only Tenant's Parkers are using the parking allocated to Tenant under this Section 29. Landlord shall not be liable to Tenant, nor shall this Lease be affected, if any parking is impaired by moratorium, initiative, referendum, law, ordinance, regulation, or order passed, issued or made by any governmental or quasi-governmental body. The foregoing parking rights shall be furnished at no cost to Tenant, except for such costs as are properly included in Operating Expenses (i.e. parking lot maintenance and repairs, Real Estate Taxes, etc.)."

     4. Rules and Regulations. The first sentence of paragraph 20 of the Rules and Regulations attached as Exhibit C to the Adaptec Lease is hereby deleted in its entirety.

     5. Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of the respective transferees, successors, and assigns of Landlord and Tenant.

     6. Authority. Each of the individuals who has executed this Amendment on behalf of a party represents and warrants to the other party that he or she is duly authorized to execute this Amendment on behalf of Landlord or Tenant, as the case may be; that all corporate, partnership, or other action necessary for such party to execute and perform the terms of this Amendment has been duly taken by such party; and that no other signature and/or authorization is necessary for such party to enter into and perform the terms of this Amendment.

     7. Integration. This Amendment is an integral part of the Adaptec Lease; however, in the case of an inconsistency or conflict between the terms of the Adaptec Lease and the terms of this Amendment, the terms of this Amendment shall control and supersede any such inconsistency or conflict.

     8. Ratification. Landlord and Tenant hereby ratify and affirm that the Adaptec Lease is in full force and effect and unmodified, except as otherwise provided in this Amendment.

     IN WITNESS WHEREOF, Landlord and Tenant have entered into this Amendment as of the day and year first written above.


LANDLORD:                          TENANT:

THE PRUDENTIAL INSURANCE           ADAPTEC, INC., a California
COMPANY OF AMERICA, a New          corporation
Jersey corporation
                                   By: /s/ Robert W. Kraiss
                                       --------------------
By: /s/ Gary L. Frazier             Its:
    -------------------                 -------------------
Its  Vice President


                                         Robert W. Kraiss
                                  Director of Corporate Facilities
                                          and Real Estate

                                    EXHIBITS


Exhibit D                  New parking diagram

RECORDING REQUESTED BY:

The Prudential Insurance
Company of America

WHEN RECORDED RETURN TO:

Cassidy, Cheatham, Shimko & Dawson
20 California Street, 5th Floor
San Francisco, CA 94111
Attention: Marilyn K. Johnston
--------------------------------------------------------------------------------
                   AMENDMENT NO. 1 TO DECLARATION OF EASEMENT

     THIS AMENDMENT NO. 1 TO DECLARATION OF EASEMENT (the "Amendment"), dated for reference purposes only as of this 11 day of June, 1998, is made by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("Prudential"), and ADAPTEC, INC., a California corporation ("Adaptec").


                                    RECITALS


     A. Prudential is the fee owner of that certain real property located in the City of Milpitas, County of Santa Clara, State of California, commonly known as 611-631 South Milpitas Boulevard, and more particularly described on Exhibit A, attached hereto and incorporated herein ("Parcel 1").

     B. Adaptec is the fee owner of that certain real property located in the City of Milpitas, County of Santa Clara, State of California, commonly known as 628 Gibraltar Court, and more particularly described on Exhibit B, attached hereto and incorporated herein ("Parcel 2").

     C. Prudential and Kaiser Foundation Health Plan, Inc. ("Kaiswer") are the parties to that certain lease, dated July 16, 1990, as amended, pursuant to which Prudential leases to Kaiswer a portion of Parcel 1 (the "Kaiswer Lease").

     D. Prudential, as Declarant and the then owner of both Parcel 1 and Parcel 2, entered into that certain Declaration of Easement, dated May 15, 1992 and recorded the same against both Parcels on May 14, 1992 as Instrument No. 11361897 of the Santa Clara County Official Records (the "Declaration of Easement"). The Declaration of Easement, among other things, granted the owner of Parcel 1 the exclusive right to use 37 parking spaces on Parcel 2 ("Easement G"), and granted the owner of Parcel 2 the exclusive right to use 14 parking spaces on Parcel 1 ("Easement

H") (collectively, the "Parking Easements"). The Parking Easements are shown on Exhibit C to the Declaration of Easement (the "Parking Easement Map"). The Parking Easements were to continue until twenty-four (24) months after Kaiser or another medical user had the legal right to occupy the building on Parcel 1.

     E. Prudential has discovered that the granting language of Sections 1(b) and 1(c) of the Declaration of Easement conflicts with, and is the reverse of, the designation of the Parking Easements on the Parking Easement Map. That is, the designation "Easement G" on the Parking Easement Map should be "Easement H", and the designation "Easement H" on the Parking Easement Map should be "Easement G" in order to conform to those references in Sections 1(b) and 1(c) of the Declaration of Easement.

     F. Prudential and Adaptec now desire to amend the Declaration of Easement to replace Easement G and Easement H and grant new parking easements in their stead, provide for the encroachment of parking stalls and related curbing on certain easements created by the Declaration of Easement, and create new easements for the benefit of Parcel 2.

     NOW, THEREFORE, in consideration of the foregoing Recitals and the parties' mutual agreement to be bound hereby, it is agreed as follows:

     1. Defined Terms. Capitalized terms used herein shall have the same meanings provided in the Declaration of Easement unless otherwise stated.

     2. Substitution of Parking Easement Map. Exhibit C to the Declaration of Easement, the Parking Easement Map, is hereby held for naught and shall be of no further force or effect, and the parking easement map attached hereto as Exhibit C is hereby substituted in lieu therefor. Henceforth, all references in the Declaration of Easement to "Exhibit C" or to the "Parking Easement Map" shall be deemed to mean and refer to the parking easement map attached hereto as Exhibit C.

     3. Grant of Encroachment Easement Over Easement "A". Notwithstanding the provisions of Section 2(b) of the Declaration of Easement to the contrary, Prudential hereby grants to Adaptec, its successors and assigns with respect to Parcel 2, for the benefit of Parcel 2, a perpetual, non-exclusive easement over a portion of Easement "A" for the encroachment of approximately 945 square feet of parking area (the "Encroachment Easement Over Easement "A"). The portion of Easement "A" burdened by the Encroachment Easement Over Easement "A" is shown on Exhibit D and legally described in Exhibit E, attached hereto and hereby incorporated herein. Prudential hereby accepts such encroachment as it affects Easement "A"; provided, however, that the acceptance by Prudential of such encroachment shall not constitute a waiver of the rights of Prudential with respect to Easement "A", and Prudential, its successors and assigns with respect to Parcel 1, shall continue to be entitled to the benefits of Easement "A" as it benefits Parcel 1. The Encroachment Easement Over Easement "A" shall run with the land and bind the owner and all future owners of Easement "A" and benefit the owner and all future owners of Parcel 2.

     4. Grant of Encroachment Easements Over Easement "B". Notwithstanding the provisions of Section 2(b) of the Declaration of Easement to the contrary, Adaptec hereby grants to Prudential, its successors and assigns, for the benefit of Parcel 1, a perpetual, non-exclusive easement over a portion of Easement "B" for the encroachment of approximately 662 square feet of parking area (the "Encroachment Easement No. 1 Over Easement "B"), and a perpetual, non-exclusive easement over a portion of Easement "B" for the encroachment of curbing at the southeast corner of Parcel 1 (the "Encroachment Easement No. 2 Over Easement "B"). The portion of Easement "B" burdened by the Encroachment Easement No. 1 Over Easement "B" is shown on Exhibit D and legally described in Exhibit F, attached hereto and hereby incorporated herein. The portion of Easement "B" burdened by the Encroachment Easement No. 2 Over Easement "B" is shown on Exhibit D. Adaptec hereby accepts such encroachments as they affect Easement "B"; provided, however, that neither the acceptance by Adaptec of such encroachments shall constitute a waiver of the rights of Adaptec with respect to Easement "B", and Adaptec, its successors and assigns with respect to Parcel 2 shall continue to be entitled to the benefits of Easement "B" as it benefits Parcel 2. The Encroachment Easements Nos. 1 and 2 Over Easement "B" shall run with the land and bind the owner and all future owners of Easement "B" and benefit the owner and all future owners of Parcel 1.

     5. Grant of Parking Encroachment Easements.

          (a) Adaptec hereby grants to Prudential, its successors and assigns with respect to Parcel 2, for the benefit of Parcel 1, and subjects Parcel 2 to, a perpetual, exclusive easement over Parcel 2 for the encroachment of approximately 648 square feet of parking area along the common boundary of Parcel 1 and Parcel 2 (the "Parcel 2 Parking Encroachment Easement"). The portion of Parcel 2 burdened by the Parcel 2 Parking Encroachment Easement is shown on Exhibit G and legally described in Exhibit H, attached hereto and hereby incorporated herein (the "Parcel 2 Parking Encroachment Easement Area"). Adaptec reserves to itself, and its successors and assigns with respect to Parcel 2, for the benefit of Parcel 2, the right to use the Parcel 2 Parking Encroachment Easement Area for any purpose that does not interfere with Prudential's (and its successors') right to maintain and exclusively use parking stalls within the Parcel 2 Parking Encroachment Easement Area.

          (b) Adaptec hereby grants to Prudential, its successors and assigns with respect to Parcel 2, for the benefit of Parcel 1, and subjects Parcel 2 to, a perpetual, exclusive easement over Parcel 2 for the encroachment of approximately 99 square feet of parking area along the southernmost portion of the common boundary of Parcel 1 and Parcel 2 (the "Additional Parcel 2 Parking Encroachment Easement"). The portion of Parcel 2 burdened by the Additional Parcel 2 Parking Encroachment Easement is shown on Exhibit G and legally described in Exhibit I, attached hereto and hereby incorporated herein (the "Additional Parcel 2 Parking Encroachment Easement Area"). Adaptec reserves to itself, and its successors and assigns with respect to Parcel 2, for the benefit of Parcel 2, the right to use the Additional Parcel 2 Parking Encroachment Easement Area for any purpose that does not interfere with Prudential's right to maintain and exclusively use a parking stall within the Additional Parcel 2 Parking Encroachment Easement Area.

          (c) The Parcel 2 Parking Encroachment Easement shall run with the land and bind the owner and all future owners of Parcel 2 and benefit the owner and all future owners of Parcel 1. The Parcel 2 Parking Encroachment Easement shall be considered an Easement, and the Parcel 2 Parking Encroachment Easement Area shall be considered an Easement Area, for all purposes of the Declaration of Easement, as amended hereby.

          (d) The Additional Parcel 2 Parking Encroachment Easement shall run with the land and bind the owner and all future owners of Parcel 2 and benefit the owner and all future owners of Parcel 1. The Additional Parcel 2 Parking Encroachment Easement shall be considered an Easement, and the Additional Parcel 2 Parking Encroachment Easement Area shall be considered an Easement Area, for all purposes of the Declaration of Easement, as amended hereby.

     6.   Amendment of Recitals C and D.

          (a) Recital C. The reference of "Easement 'E'" in Recital C of the Declaration of Easement is hereby deleted and replaced with "Easement 'F'".

          (b) Recital D. The last sentence of Recital D of the Declaration of Easement is hereby deleted and restated in its entirety as follows:

          The areas designated as Easement "A" through Easement "F" on the Map and Easement "G" and Easement "H" on the

          Parking Easement Map are hereinafter individually referred to as an "Easement Area" and collectively referred to as the "Easement Areas". There is no Easement "D" shown on the Map.

     7. Amendment of Section 1(b). Section 1(b) of the Declaration of Easement is hereby deleted and restated in its entirety as follows (as used in the following indented material "Adaptec" means Adaptec, Inc., a California corporation):

          b. Easements Benefitting Parcel 1. Adaptec hereby creates and grants for the benefit of Parcel 1 and each future owner of Parcel 1, and subjects Parcel 2 and each future owner of Parcel 2 to , the Easements over the portions of Parcel 2 indicated on the Map as Easement "A" (ingress and egress), Easement "E" (storm drainage), Easement "F" (storm drainage), and the Easement over the portion of Parcel 2 indicated on the Parking Easement Map as Easement "G" (parking). Such Easements are and shall remain non-exclusive Easements appurtenant to Parcel 1, except for Easement "F" which is for the joint benefit of Parcel 1 and Parcel 2, and Easement "G", which shall be an exclusive parking easement appurtenant to Parcel 1. easement "A" shall be used solely for the purpose of vehicular and pedestrian ingress and egress. Easements "E" and "F" shall be used solely for the purpose of transportation of water drainage through storm drain lines. To the extent permitted by law, Easement "G" shall be used solely for the purpose of parking standard passenger automobiles, carts, motorcycles, bicycles, delivery trucks and light pick-up trucks and no other motor vehicles.

     8. Amendment of Section 1(c). Section 1(c) of the Declaration of Easement is hereby deleted and restated in its entirety as follows (as used in the following indented material "Declarant" means The Prudential Insurance Company of America, a New Jersey corporation, and "Exhibit D" means Exhibit D attached hereto):

          c. Easements Benefitting Parcel 2. Declarant hereby creates and grants for the benefit of Parcel 2 and each future owner of Parcel 2 to, and subjects Parcel 1, and each future owner of Parcel 1 to, the Easements over the portions of Parcel 1 indicated on the Map as Easement "B" (ingress and egress), Easement "C" (surface drainage and storm drain lines), Easement "F" (storm drainage) and the Easement over the portion of Parcel 1 indicated on the Parking Easement Map as Easement "H" (parking). Declarant hereby creates and grants for the benefit of Parcel 2 and each future owner of Parcel 2 to, and subjects Parcel 1, and each future owner of Parcel 1 to, a perpetual, non-exclusive easement over the southeast corner of Parcel 1 for ingress and egress ("Easement B-1"). The portion of Parcel 1 burdened by Easement B-1 is shown on Exhibit D. Easement B-1 shall run with the land and bind the owner and all future owners of Parcel 1 and benefit the owner and all future owners of Parcel 2. Such Easements are and shall remain non-exclusive easements appurtenant to Parcel 2, except for Easement "F" which is for the joint benefit of Parcel 1 and Parcel 2, and Easement "H", which shall be an exclusive parking easement appurtenant to Parcel 2. Easement "B" and Easement B-1 shall be used solely for the purpose of vehicular and pedestrian ingress and egress. Easement "C" shall be used solely for the purpose of surface drainage and the transportation of water drainage through storm drain lines. Easement "F" shall be used solely for the purpose of transportation of water drainage through storm drain lines. To the extent permitted by law, Easement "H" shall be used solely for the purpose of parking standard passenger automobiles, carts, motorcycles, bicycles, delivery trucks and light pick-up trucks and no other motor vehicles.

     9. Amendment of Section 1(d). Section 1(d) of the Declaration of Easement is hereby deleted and restated in its entirety as follows (as used in the following indented material "Declarant means the Prudential Insurance Company of America, a New Jersey corporation, and "Adaptec" means Adaptec, Inc., a California corporation):

          (d) Parking Easements. Notwithstanding the terms of this Declaration of Easement to the contrary, Declarant, with respect to Parcel 1, and Adaptec, with respect to Parcel 2, hereby declare that Parcel 1 shall only be burdened by Easement "H" and Parcel 2 shall only be burdened by Easement "G", and that Easement "G" and Easement "H" shall only continue to benefit, respectively, Parcel 1 and Parcel 2, until the date which is twenty-four (24) months after the expiration or prior termination of the lease between Kaiser Foundation Health Plan, Inc., as tenant, and Declarant, as landlord, dated July 16, 1990, as such lease may be amended, extended, and/or renewed (the "Kaiser Lease"). Notwithstanding the foregoing, if before the expiration of such twenty-four (24) month period, any other entity which provides medical services by doctors, nurses, pharmacists, opticians, or other medical personnel to individuals (a "Medical User") obtains the right to occupy at least 36,000 square feet of the building located on Parcel 1 for a Medical Use pursuant to a leasehold or fee interest, then Easement "G" and Easement "H" shall continue in full force and effect until the date which is twenty-four (24) months after such Medical User ceases to have the right to occupy at least 36,000 square feet of the building located on Parcel 1 pursuant to a leasehold or fee interest. For purposes of this Declaration of Easement, "Medical Use" shall mean the provision of medical services by doctors, nurses, pharmacists, opticians, or other medical personnel to individuals. On the commencement of the applicable twenty-four (24) month period described above, the then owner of Parcel 1 shall, within thirty (30) days following the commencement of such twenty-four (24) month period, give the then owner of Parcel 2 written notice of such commencement. On the expiration of the applicable twenty-four (24) month period described above, Easement "G" and Easement "H" shall automatically terminate, and the then owner of Parcel 1 shall, within thirty (30) days following the expiration of such twenty-four (24) month period, give the then owner of Parcel 2 written notice of such termination, and the then owners of Parcel 1 and Parcel 2 shall execute, acknowledge, and record in the Official Records of Santa Clara County an amendment to this Declaration of Easement which confirms the termination of Easement "G" and Easement "H"; provided, however, that the failure by the owner of Parcel 1 to give such notices and/or to execute, acknowledge, or record such amendment shall not affect the termination of such Easements.


     10. Amendment of Section 3(c). Section 3(c) of the Declaration of Easement is hereby deleted and restated in its entirety as follows (as used in the following indented material, "Declarant" means The Prudential Insurance Company of America, a New Jersey corporation):

          c. Repaving Work. Declarant shall, throughout the period of Declarant's ownership of Parcel 1, repair, resurface, and replace as necessary all pavement areas located on both Parcel 1 and Parcel 2 ("Pavement Areas") in the same manner and at the same intervals to insure that all Pavement Areas are of consistent grade and quality and are otherwise of the same quality as other first class business parks in the general geographical area as Parcel 1 and Parcel 2. The work of repairing, resurfacing, and/or replacing (as necessary) of the Pavement Areas is hereinafter referred to as the "Repaving Work". Declarant shall notify the then owner of Parcel 2 at least ten (10) days prior to the commencement of any Repaving Work and shall only conduct Repaving Work on the weekends, in a time and manner reasonably acceptable to the owner of Parcel 2. Upon completion of Repaving Work, Declarant shall deliver to the owner of Parcel 2 written invoices which set forth in reasonable detail the actual and reasonable costs of Repaving Work. Within ten (10) days after receipt of such billing statements, the owner of Parcel 2 shall reimburse Declarant for 42.92% of such costs, which percentage corresponds to the total square footage of the Pavement Area located on Parcel 2 relative to the sum of the total square footage of the Pavement Area located on Parcel 1 and Parcel 2. If the owner of Parcel 2 fails to reimburse Declarant within such ten
          (10) day period, the owner of Parcel 2 shall also pay interest on such amount at the prime rate, as established from time to time by Wells Fargo Bank, N.A., (or its successor) plus two (2) percent, from the date due until paid. Upon conveyance of title of Parcel 1 from Declarant to a third party, Declarant's duty to maintain the Pavement Areas as described in this Section 3.c shall pass to the then owner of Parcel 2, and upon the assumption of the Repaving Work obligations by the then owner of Parcel 2, the then owner of Parcel 1 shall be required to reimburse the then owner of Parcel 2 for 57.08% of the costs of the Repaving Work under the terms and conditions provided above.

     11.  Additional Ingress and Egress Easements.

          (a) Prudential hereby grants to Adaptec, its successors and assigns with respect to Parcel 2, for the benefit of Parcel 2, and subjects Parcel 1 to, a non-exclusive easement over Parcel 1 for ingress and egress of pedestrians and vehicles (the "Driveway Easement"). The portion of Parcel 1 burdened by the Driveway Easement is shown on Exhibit J and legally described in Exhibit K, attached hereto and hereby incorporated herein.

          (b) Prudential hereby grants to Adaptec, its successors and assigns with respect to Parcel 2, for the benefit of Parcel 2, and subjects Parcel 1 to, non-exclusive easements over Parcel 1 for ingress and egress of pedestrians (individually, "Pedestrian Easement No. 1" and "Pedestrian Easement No. 2", and collectively, the "Pedestrian Easements"). The portion of Parcel 1 burdened by Pedestrian Easement No. 1 is shown on Exhibit J and legally described in Exhibit L, attached hereto and hereby incorporated herein. The portion of Parcel 1 burdened by Pedestrian Easement No. 2 is shown on Exhibit J and legally described in Exhibit M, attached hereto and hereby incorporated herein.

          (c) The purpose of the Driveway Easement and the Pedestrian Easements is to provide access between Parcel 2 and the real property immediately north of and sharing a common boundary with the Driveway Easement and the Pedestrian Easements, which property to the north is legally described as Parcel "A" shown on Parcel Map filed for record in Book 542 of Maps, pages 50-51, Santa Clara County Official Records ("Parcel A"). The Driveway Easement and Pedestrian Easements shall continue in effect and shall benefit Parcel 2 and burden Parcel 1 only so long as the owner of the fee or leasehold interest in Parcel 2 is also the owner of the fee or leasehold interest in Parcel A, or any portion thereof.

          (d) The Driveway Easement and the Pedestrian Easements shall run with the land and bind the owner and all future owners of Parcel 1 and benefit the owner and all future owners of Parcel 2. The Driveway Easement and the Pedestrian Easements shall each be considered an Easement, and the land burdened by the Driveway Easement and the Pedestrian Easements shall be considered Easement Area, for all purposes of the Declaration of Easement, as amended hereby.

     12. Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective transferees, successors, and assigns and shall create covenants running with the land and binding upon all future owners of any interest therein.

     13. Authority. Each of the individuals who has executed this Amendment on behalf of a party represents and warrants to the other party that he or she is duly authorized to execute this Amendment on behalf of Prudential or Adaptec, as the case may be; that all corporate, partnership, or other action necessary for such party to execute and perform the terms of this Amendment has been duly taken by such party; and that no other signature and/or authorization is necessary for such party to enter into and perform the terms of this Amendment.

     14. Integration. This Amendment is an integral part of the Declaration of Easement; however, in the case of an inconsistency or conflict between the terms of the Declaration of Easement and the terms of this Amendment, the terms of this Amendment shall control and supersede any such inconsistency or conflict.

     15. Ratification. Prudential and Adaptec hereby ratify and affirm that the Declaration of Easement is in full force and effect and unmodified, except as otherwise provided in this Amendment.

     IN WITNESS WHEREOF, Prudential and Adaptec have entered into this Amendment as of the day and year first written above.


PRUDENTIAL:                             ADAPTEC:
THE PRUDENTIAL INSURANCE COMPANY OF     ADAPTEC, INC., a California
AMERICA, a New Jersey corporation       corporation

By: /s/ Gary L. Frazier                 By: /s/ Robert W. Kraiss
   --------------------------------        --------------------------------
Its Vice President                      Its:
                                            -------------------------------


                                                    Robert W. Kraiss
                                            Director of Corporate Facilities
                                                     and Real Estate

                                    EXHIBITS

Exhibit A      Legal description of Parcel 1

Exhibit B      Legal description of Parcel 2

Exhibit C      New Parking Easement Map

Exhibit D      Plat showing Encroachment Easement Over Easement "A",
               Encroachment Easements Nos. 1 and 2 Over Easement "B", and
               Easement B-1

Exhibit E      Legal description of portion of Parcel 2 burdened by Encroachment
               Easement Over Easement "A"

Exhibit F      Legal description of portion of Parcel 1 burdened by Encroachment
               Easement No. 1 Over Easement "B"

Exhibit G      Plat showing Parcel 2 Parking Encroachment Easement Area and
               Additional Parcel 2 Parking Encroachment Easement Area

Exhibit H      Legal description of Parcel 2 Parking Encroachment Easement Area

Exhibit I      Legal description of Additional Parcel 2 Parking Encroachment
               Easement Area

Exhibit J      Plat showing Driveway Easement, Pedestrian Easement Nos. 1 and 2

Exhibit K      Legal description of portion of Parcel 1 burdened by Driveway
               Easement

Exhibit L      Legal description of portion of Parcel 1 burdened by Pedestrian
               Easement No. 1

Exhibit M      Legal description of portion of Parcel 1 burdened by Pedestrian
               Easement No. 2

                                                                     Page No. 10



                                  EXHIBIT "A"

REAL PROPERTY in the City of Milpitas, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

Parcel 1, so designated and delineated on the Parcel Map recorded MAY 14, 1992 IN BOOK 636 OF MAPS, PAGES 44 AND 45, Santa Clara County Roads.

EXCEPTING THEREFROM that interest therein reserved to Standard Realty and Development Company, a California corporation, its successors and assigns forever, by Deed recorded September 30, 1981 in Book G366, page 82, Official Records, described as all minerals, oil, gas and other hydrocarbon substances below a depth of 600 feet measured vertically from the contour of the surface of said real property; provided, however, Standard Realty and Development Company, a California corporation, its successors and assigns, shall not have the right for any purpose whatsoever to enter upon, into or through the surface of said real property or any part thereof between said surface and 500 feet below the surface.

PARCEL TWO:

Easements for (1) ingress and egress, shown as Easement "A" on said Parcel Map; for (2) storm drainage, shown as Easement "E" on said Parcel Map; and for (3) storm drainage, shown as Easement "F" on said Parcel Map - as reserved for the benefit of Parcel 1 in the deed from The Prudential Insurance Company of America to Adaptec, Inc., recorded May 14, 1992 in Book M191, page 1706, Official Records.

APN: 086-42-029
ARB: 086-30-X3

                                                                       EXHIBIT B



     LEGAL DESCRIPTION:                "SCHEDULE C"                      SP55185

All that real property situate in the City of Milpitas, County of Santa Clara, State of California, described as follows:

TRACT I:

PARCEL ONE:

All of Parcel 2, as shown on that certain Parcel Map recorded May 14, 1992 in Book 636 of Maps at pages 44 and 45, Santa Clara County Records.

EXCEPTING AND RESERVING THEREFROM to Grantor, by Deed recorded September 30, 1981 in Book G 366, Page 82, it's successors and assigns forever, all minerals, oil, gas and other hydrocarbon substances below a depth of 500 feet measured vertically from the contour of the surface of said real property; provided, however, Grantor, its successors and assigns, shall not have the right for any purpose whatsoever to enter upon, into or through the surface of said real property or any part thereof between said surface and 500 feet below the surface.

ALSO RESERVING THEREFROM for the benefit of Parcel 1, the following easements as shown on the aforementioned Map:

(a) an easement for ingress and egress, shown as Easement "A" on said Parcel
Map.

(b) an easement for storm drainage, shown as Easement "E" on said Parcel Map.

(c) an easement for storm drainage, shown as Easement "F" on said Parcel Map.

PARCEL TWO:

An easement for ingress and egress, shown as Easement "B" on said Parcel Map.

PARCEL THREE:

An easement for surface drainage and storm drain lines, shown as Easement "C" on said Parcel Map.

PARCEL FOUR:

An easement for storm drainage, shown as Easement "F" on said Parcel Map.

                                   Exhibit C

            Schematic of Perpendicular Parking Easement "G" and "H"

                                   Exhibit D

         Schematic of Encroachment Easements Over Easement "A" and "B"

                                   EXHIBIT E

                               LEGAL DESCRIPTION
                    ENCROACHMENT EASEMENT OVER EASEMENT "A"
                ACROSS A PORTION OF PARCEL 2 (636 MAPS 44 & 45)
                    MILPITAS, SANTA CLARA COUNTY, CALIFORNIA

All that certain real property situate in the City of Milpitas, County of Santa Clara, State of California, described as follows:

Being a portion of Parcel 2, as shown upon that certain Parcel Map, filed May 14, 1992 in Book 636 of Maps at Pages 44 and 45, Records of Santa Clara County, more particularly described as follows:

Beginning at the most easterly corner of said Parcel 2;

Thence along the northeasterly line of said Parcel, North 23 degrees 59'43" West, 256.00 feet to the northwesterly line thereof;

Thence along the said northwesterly line of said Parcel, South 66 degrees 00'11" West, 17.00 feet to the True Point of Beginning of this description, said point also being on the northeasterly line of Easement "A", as shown on said map;

Thence leaving last said line, along the said northeasterly line of said Easement "A", also being parallel with and distant thereon 17.00 feet southwesterly, right angle measurement, from the northeasterly line of said Parcel, South 23 degrees 59'43" East, 180.00 feet;

Thence South 66 degrees 00'17" West, 5.25 feet;

Thence North 23 degrees 59'43" West, 180.00 feet to a point on the said northwesterly line of said Parcel;

Thence along the said northwesterly line, North 66 degrees 00'11" East, 5.25 feet to the True Point of Beginning of this description.

Containing an area of 945 square feet, more or less.

Subject to limitations, if any, by covenants, conditions, restrictions, exceptions, reservations, easements, right of ways and other matters of record.

Prepared by:
Brian Kangas Foulk

/s/ Davis Thresh                        [SEAL]
-----------------------------            LICENSED LAND SURVEYOR
Davis Thresh, P.L.S. No. 6868            STATE OF CALIFORNIA
License Expires 9-30-2000                DAVIS THRESH
                                         EXP. 9/30/00
Dated: 5-18-98                           No. 6868
      -----------------------
BKF No. 986007-52 JVK

                                   EXHIBIT F

                               LEGAL DESCRIPTION
                    ENCROACHMENT EASEMENT OVER EASEMENT "B"
                ACROSS A PORTION OF PARCEL 1 (636 MAPS 44 & 45)
                    MILPITAS, SANTA CLARA COUNTY, CALIFORNIA

All that certain real property situate in the City of Milpitas, County of Santa Clara, State of California, described as follows:

Being a portion of Parcel 1, as shown upon that certain Parcel Map, filed May 14, 1992 in Book 636 of Maps at Pages 44 and 45, Records of Santa Clara County, more particularly described as follows:

Beginning at the most southerly corner of said Parcel 1;

Thence along the southwesterly line of said Parcel, North 23 degrees 59'43" West, 256.00 feet to the southeasterly line thereof;

Thence along the said southeasterly line of said Parcel, South 66 degrees 00'11" West, 17.00 feet to the True Point of Beginning of this description, said point also being on the northeasterly line of Easement "B", as shown on said map;

Thence continuing along the said southeasterly line, South 66 degrees 00'11" West, 5.25 feet;

Thence leaving last said line, parallel with and distant thereon 14.80 feet northeasterly, right angle measurement, from the southwesterly line of said Parcel, North 23 degrees 59'43" West, 126.00 feet;

Thence North 66 degrees 00'17" East, 5.25 feet to the said northeasterly line of said Easement "B";

Thence along said line, South 23 degrees 59'43" East, 126.00 feet to the True Point of Beginning of this description.

Containing an area of 662 square feet, more or less.

Subject to limitations, if any, by covenants, conditions, restrictions, exceptions, reservations, easements, right of ways and other matters of record.

Prepared by:
Brian Kangas Foulk

/s/ Davis Thresh                        [SEAL]
-----------------------------            LICENSED LAND SURVEYOR
Davis Thresh, P.L.S. No. 6868            STATE OF CALIFORNIA
License Expires 9-30-2000                DAVIS THRESH
                                         EXP. 9/30/00
Dated: 5-18-98                           No. 6868
      -----------------------
BKF No. 986007-52 JVK

                                   Exhibit G

              Schematic of Parcel 2 Parking Encroachment Easements

                                   EXHIBIT H

                               LEGAL DESCRIPTION
                                    PARCEL 2
                       PARKING ENCROACHMENT EASEMENT AREA
                ACROSS A PORTION OF PARCEL 2 (636 MAPS 44 & 45)
                    MILPITAS, SANTA CLARA COUNTY, CALIFORNIA

All that certain real property situate in the City of Milpitas, County of Santa Clara, State of California, described as follows:

Being a portion of Parcel 2, as shown upon that certain Parcel Map, filed May 14, 1992 in Book 636 of Maps at Pages 44 and 45, Records of Santa Clara County, more particularly described as follows:

Beginning at the most easterly corner of said Parcel 2;

Thence along the northeasterly line of said Parcel, North 23 degrees 59'43" West, 56.60 feet to the True Point of Beginning of this description.

Thence leaving said northeasterly line, South 66 degrees 00'17" West, 3.25 feet;

Thence North 23 degrees 59'43" West, 199.40 feet to a point on the northwesterly line of said Parcel;

Thence along the said northwesterly line, North 66 degrees 00'11" East, 3.25 feet to the said northeasterly line of said Parcel;

Thence along the said northeasterly line, South 23 degrees 59' 43" East, 199.40 feet to the True Point of Beginning of this description.

Containing an area of 648 square feet, more or less.

Subject to limitations, if any, by covenants, conditions, restrictions, exceptions, reservations, easements, right of ways and other matters of record.

Prepared by:
Brian Kangas Foulk

/s/Davis Thresh
---------------
Davis Thresh, P.L.S. No. 6868
License Expires 9-30-2000

Dated: 5-18-98
BKF No. 986007-52 JVK

[STATE OF CALIFORNIA LICENSED LAND SURVEYOR SEAL]
DAVIS THRESH
EXP. 9/30/00
No.6868

                                   EXHIBIT I

                               LEGAL DESCRIPTION
                              ADDITIONAL PARCEL 2
                       PARKING ENCROACHMENT EASEMENT AREA
                ACROSS A PORTION OF PARCEL 2 (636 MAPS 44 & 45)
                    MILPITAS, SANTA CLARA COUNTY, CALIFORNIA

All that certain real property situate in the City of Milpitas, County of Santa Clara, State of California, described as follows:

Being a portion of Parcel 2, as shown upon that certain Parcel Map, filed May 14, 1992 in Book 636 of Maps at Pages 44 and 45, Records of Santa Clara County, more particularly described as follows:

Beginning at the most easterly corner of said Parcel 2;

Thence along the southeasterly line of said Parcel, South 66 degrees 00'17" West, 4.30 feet;

Thence leaving the said southeasterly line, North 23 degrees 59'43" West, 23.00 feet to a point on the southeasterly line of the 24 foot wide Easement "A", as shown on said map;

Thence along the said southeasterly line, North 66 degrees 00'11" East, 4.30 feet to a point on the northeasterly line of said Parcel;

Thence leaving said southeasterly line and along the said northeasterly line of said Parcel, South 23 degrees 59'43" East, 23.00 feet to the Point of Beginning of this description;

Containing an area of 99 square feet, more or less.

Subject to limitations, if any, by convenants, conditions, restrictions, exceptions, reservations, easements, right of ways and other matters of record.

Prepared by:
Brian Kangas Foulk

/s/Davis Thresh
---------------
Davis Thresh, P.L.S. No. 6868
License Expires 9-30-2000

Dated: 5-18-98
BKF No. 986007-52 JVK

[STATE OF CALIFORNIA LICENSED LAND SURVEYOR SEAL]
DAVIS THRESH
EXP. 9/30/00
No.6868

                                   Exhibit J

            Schematic of Easement and Pedestrian ESMT. No. 1 & No. 2

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of     California

County of    Santa Clara

On   June 8, 1998   before me,     Martha A. Stolle, Notary Public,
        Date         Name and Title of Officer (e.g., "Jane Doe, Notary Public")

personally appeared    Robert W. Kraiss
                     Name(s) of Signer(s)

[X] personally known to me - OR - [ ] proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

     Martha A. Stolle
Signature of Notary Public

-------------------------------------
 [STATE OF CALIFORNIA NOTARY STAMP]
            MARTHA A. STOLLE
          Commission # 1168099
     Notary Public - California
           Santa Clara County
      My Comm. Expires Jan 8, 2002
-------------------------------------

----------------------------------OPTIONAL-------------------------------------

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

DESCRIPTION OF ATTACHED DOCUMENT

Title or Type of Document:
                          -----------------------------------------------------

Document Date:                                     Number of Pages:
              -------------------------------------                ------------

Signer(s) Other Than Named Above:
                                 ----------------------------------------------

CAPACITY(IES) CLAIMED BY SIGNER(S)

Signer's Name:                            Signer's Name:
              -----------------------                   -----------------------

[ ] Individual                            [ ] Individual
[ ] Corporate Officer                     [ ] Corporate Officer
    Titles(s):                                Titles(s):
              -----------------------                   -----------------------
[ ] Partner - [ ] Limited [ ] General     [ ] Partner - [ ] Limited [ ] General
[ ] Attorney-in-Fact                      [ ] Attorney-in-Fact
[ ] Trustee                               [ ] Trustee
[ ] Guardian or Conservator               [ ] Guardian or Conservator
[ ] Other:                                [ ] Other:
          ---------------------------               ---------------------------

    ---------------------------------         ---------------------------------

Signer is Representing:                   Signer is Representing:

-------------------------------------     -------------------------------------

-------------------------------------     -------------------------------------

          RIGHT THUMBPRINT                          RIGHT THUMBPRINT
             OF SIGNER                                 OF SIGNER
          Top of thumb here                         Top of thumb here

                                   EXHIBIT K


                               LEGAL DESCRIPTION
                               DRIVEWAY EASEMENT
                ACROSS A PORTION OF PARCEL 1 (636 MAPS 44 & 45)
                    MILPITAS, SANTA CLARA COUNTY, CALIFORNIA

All that certain real property situate in the City of Milpitas, County of Santa Clara, State of California, described as follows:

Being a portion of Parcel 1, as shown upon that certain Parcel Map, filed May 14, 1992 in Book 636 of Maps at Pages 44 and 45, Records of Santa Clara County, more particularly described as follows:

Beginning at the most northerly corner of said Parcel 1;

Thence along the northwesterly like of said Parcel, South 66 degrees 00'11" West, 354.55 feet to the True Point of Beginning of this description.

Thence leaving the side northwesterly line, South 23 degrees 59'49" East, 20.00 feet to a point on the northwesterly line of the 24 foot wide Easement "B", as shown on said map;

Thence along the said northwesterly line, South 66 degrees 00'11" West, 15.00 feet;

Thence leaving said line, North 23 degrees 59'49" West, 20.00 feet to said northwesterly line of said Parcel;

Thence along said line, North 66 degrees 00'11" East, 15.00 feet to the True Point of Beginning of this description.

Containing an area of 300 square feet, more or less.


Subject to limitations, if any, by covenants, conditions, restrictions, exceptions, reservations, easements, right of ways and other matters of record.


Prepared by:
Brian Kangas Foulk

/s/ Davis Thresh
----------------
Davis Thresh, P.L.S. No. 6868
License Expires 9-30-2000

Dated: 5-18-98
BFK No. 986007-52 JVK

[STATE OF CALIFORNIA LICENSED LAND SURVEYOR SEAL]
DAVIS THRESH
EXP. 9/30/00
No. 6868

                                   EXHIBIT L


                               LEGAL DESCRIPTION
                           PEDESTRIAN EASEMENT NO. 1
                ACROSS A PORTION OF PARCEL 1 (636 MAPS 44 & 45)
                    MILPITAS, SANTA CLARA COUNTY, CALIFORNIA

All that certain real property situate in the City of Milpitas, County of Santa Clara, State of California, described as follows:

Being a portion of Parcel 1, as shown upon that certain Parcel Map, filed May 14, 1992 in Book 636 of Maps at Pages 44 and 45, Records of Santa Clara County, more particularly described as follows:

Beginning at the most northerly corner of said Parcel 1;

Thence along the northwesterly line of said Parcel, South 66 degrees 00'11" West, 326.35 feet to the True Point of Beginning of this description.

Thence leaving the said northwesterly line, South 23 degrees 59'49" East, 4.00 feet;

Thence South 66 degrees 00'11" West, 2.85 feet;

Thence South 23'59'49" East, 16.00 feet to a point on the northwesterly line of the 24 foot wide Easement "B", as shown on said map;

Thence along the said northwesterly line, South 66'00'11" West, 7.55 feet;

Thence leaving said line, North 23 degrees 59'49" West, 20.00 feet to said northwesterly line of said Parcel;

Thence along said line, North 66 degrees 00'11" East, 10.40 feet to the True Point of Beginning of this description.

Containing an area of 162 square feet, more or less.


Subject to limitations, if any, by covenants, conditions, restrictions, exceptions, reservations, easements, right of ways and other matters of record.


Prepared by:
Brian Kangas Foulk

/s/ Davis Thresh
----------------
Davis Thresh, P.L.S. No. 6868
License Expires 9-30-2000

Dated: 5-18-98
BFK No. 986007-52 JVK

[STATE OF CALIFORNIA LICENSED LAND SURVEYOR SEAL]
DAVIS THRESH
EXP. 9/30/00
No. 6868

                                   EXHIBIT M

                               LEGAL DESCRIPTION
                           PEDESTRIAN EASEMENT NO. 2
                ACROSS A PORTION OF PARCEL 1 (636 MAPS 44 & 45)
                    MILPITAS, SANTA CLARA COUNTY, CALIFORNIA

All that certain real property situate in the City of Milpitas, County of Santa Clara, State of California, described as follows:

Being a portion of Parcel 1, as shown upon that certain Parcel Map, filed May 14, 1992 in Book 636 of Maps at Pages 44 and 45, Records of Santa Clara County, more particularly described as follows:

Beginning at the most northerly corner of said Parcel 1;

Thence along the northwesterly line of said Parcel, South 66 degree 00'11" West, 119.40 feet to the True Point of Beginning of this description.

Thence leaving the said northwesterly line, South 23 degree 59'49" East, 20.00 feet to a point on the northwesterly line of the 24 foot wide Easement "B", as shown on said map;

Thence along the said northwesterly line, South 66 degree 00'11" West, 7.30 feet;

Thence leaving said line, North 23 degree 59'49" West, 20.00 feet to the said northwesterly line of said Parcel;

Thence along said line, North 66 degree 00'11" East, 7.30 feet to the True Point of Beginning of this description.

Containing an area of 146 square feet, more or less.

Subject to limitations, if any, by covenants, conditions, restrictions, exceptions, reservations, easements, right of ways and other matters of record.

Prepared by:
Brian Kangas Foulk

/s/Davis Thresh
---------------
Davis Thresh, P.L.S. No. 6868
License Expires 9-30-2000

Dated: 5-18-98
BKF No. 986007-52 JVK

[STATE OF CALIFORNIA LICENSED LAND SURVEYOR SEAL]
DAVIS THRESH
EXP. 9/30/00
No.6868

This Document Attached To:         AMENDMENT NO. 1 TO
                                   DECLARATION OF EASEMENT

Date of Document:                  June 11, 1998

Number of Pages of document        24

Document Signed By:                Gary L. Frazier

STATE OF CALIFORNIA  )
                     )             SS.
COUNT OF LOS ANGELES )

     On this 11th day of June, 1998, before me Terry Morris, the undersigned Notary Public, personally appeared Gary L. Frazier, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                   /s/ Terry Morris
                                   ----------------
                                     Notary Public

[SEAL OF CALIFORNIA]
TERRY MORRIS
COMM. # 1048275
Notary Public - California
LOS ANGELES COUNTY
My Comm. Expires DEC 26, 1998

                           CAFETERIA LICENSE AGREEMENT


      THIS CAFETERIA LICENSE AGREEMENT (this "Agreement") is dated November 5th, 2002 by and between ADAPTEC, INC. ("Adaptec") and PCTEL, INC. ("PCTEL") with reference to the following facts and circumstances:

      A. Adaptec owns that certain complex consisting of multiple buildings, together with related driveways, parking areas, and related fixtures and improvements located at 463/471, 461, 691, and 801 South Milpitas Blvd., 628/638/658 and 698 Gibraltar Court, and 500 Yosemite Drive, Milpitas California (the "Complex"). The Complex consists of seven (7) buildings designated on Exhibit A hereto.

      B. Adaptec, as Sublessor, and PCTEL, as Sublessee, are parties to that certain Sublease Agreement dated November 5th, 2002 (the "Sublease") with respect to certain Premises located in Building 8 at 631 South Milpitas Boulevard, Milpitas, California.

      C. The Complex includes certain amenities for Adaptec's employees including a cafeteria (the "Cafeteria") located between Buildings 4 and 7 and a fitness center located in Building 6, both designated on Exhibit B, attached hereto.

      D. PCTEL desires to obtain from Adaptec, and Adaptec desires to grant to PCTEL and its employees (including independent contractors) a license to use the Cafeteria.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Adaptec and PCTEL hereby agree as follows:

            1. License. Adaptec grants to PCTEL a non-exclusive, revocable license (the "License") to use the Cafeteria. Such use of the Cafeteria shall be on a first-come, first-served basis, and PCTEL and its employees shall have no priority or preference in the use of the Cafeteria. Use of the Cafeteria shall be subject to payment by PCTEL's employees of the applicable charges for the food and other items purchased therein. Adaptec makes no representations or warranties of any kind whatsoever regarding the Cafeteria or the Complex, and Adaptec shall incur no loss, cost, liability or damage in connection with PCTEL's use of the Cafeteria.

            2. Term. The term of the License shall commence as of the date by which the "Premises" under the Sublease are delivered to PCTEL pursuant to the Sublease and shall automatically expire and terminate concurrently with the expiration or earlier termination of the Sublease or earlier vacation of the Premises under the Sublease by PCTEL. This License may be revocable in whole or in part by Adaptec at any time and for any reason or for no reason whatsoever. In addition, the License shall be revocable in whole or in part by Adaptec effective ten (10) days after Adaptec's giving notice to PCTEL that PCTEL or its employees have failed to comply with any term or condition of this Agreement. Adaptec may also prohibit any PCTEL employee from using the Cafeteria if such employee violates any term or condition set forth in Section 3 of this Agreement.

            3. PCTEL Covenants. PCTEL shall, and shall cause its employees to,
(i) operate under the License in a clean, safe and sanitary manner and shall not damage any property in the Cafeteria or commit, permit or suffer to exist any waste or nuisance at the Complex, (ii) minimize any interference with Adaptec's and other parties' use of the Cafeteria, (iii) permit only PCTEL and its authorized employees (including independent contractors) to use the Cafeteria,
(iv) enter the Cafeteria only through the S. Milpitas Boulevard entrance, and
(v) comply with the rules and regulations now or hereafter established by Adaptec from time to time regarding the use of the Cafeteria. PCTEL's rights under this License are conditioned on (a) the execution by PCTEL and its employees of agreements that release Adaptec and its employees, agents and other representatives from all loss or damage to the employees' property and bodily injury or death, including, without limitation, the agreement attached hereto as Exhibit C, (b) the compliance by PCTEL's employees with building security and Cafeteria use rules and policies established by Adaptec from time to time, (c) the use of the Cafeteria by PCTEL and its employees only during certain designated hours, (d) PCTEL maintaining the insurance set forth in

Paragraph 4 below, and (e) such other matters as Adaptec reasonably may determine. PCTEL and its employees shall not enter any areas in Buildings 4 or 7 outside of the Cafeteria.

            4. Insurance. PCTEL shall maintain a policy of commercial general liability insurance satisfying the requirements of Article 10 of the Sublease against any and all claims for personal injury, death, property damage, or other liabilities related to the License or PCTEL's or its employees' use of the Cafeteria. Certificates evidencing such insurance shall be furnished to Adaptec in accordance with Article 10 of the Sublease. All of the provisions of Article 10 of the Sublease, including, without limitation, all of the covenants and requirements contained therein, shall apply to the insurance hereunder.

            5. Release and Indemnity. PCTEL and its employees shall use the Cafeteria under the License at PCTEL's and its employees' sole and entire risk, and PCTEL shall be solely responsible for the health and safety of all employees of PCTEL that use the Cafeteria. Accordingly, PCTEL hereby releases, acquits and forever discharges Adaptec and Adaptec's directors, partners, members, shareholders, officers and employees (collectively, the "Adaptec Parties"), from and against any and all losses, costs, claims, liabilities and damages arising from or relating in any manner to the License or PCTEL's or its employees' use of the Cafeteria. The foregoing release shall not apply for the benefit of an employee to the extent of such employee's gross negligence or willful misconduct, but shall in all events apply with respect to all other Adaptec Parties without regard to the negligence or willful misconduct of any Adaptec employee. In addition, PCTEL shall indemnify, defend (with counsel reasonably satisfactory to Adaptec) and hold harmless Adaptec and all other Adaptec Parties from and against all losses, costs, claims, liabilities and damages (including attorneys' fees and expenses) arising from or relating in any manner to the License or PCTEL's or its employees' use of the Cafeteria, except to the extent of the gross negligence or willful misconduct of an Adaptec Party. PCTEL acknowledges and intends that all released and indemnified parties shall be third party beneficiaries to PCTEL 's covenants under this paragraph and that all such parties shall have the right to enforce such covenants as provided herein.

            6. Assignment. The License is personal to PCTEL and may not be assigned, nor may any right or interest of PCTEL under this Agreement be assigned, whether voluntarily or by operation of law. Subject to the foregoing, this Agreement shall be binding upon and inure to benefit of the parties thereto and their respective successors and assigns. Notwithstanding the foregoing, Adaptec agrees to reasonably cooperate with any assignee or sublessee of PCTEL (pursuant to the terms of Article 15 of the Sublease) and to enter into a Cafeteria License Agreement with such party subject to terms substantially similar to those contained herein.

            7. Miscellaneous. This Agreement constitutes the entire agreement between Adaptec and PCTEL regarding the subject matter hereof and supersedes all prior representations, warranties, covenants and agreements relating thereto. This Agreement may not be modified, nor may any provision hereof be waived, orally, but only by a writing duly executed by Adaptec and PCTEL. If either party brings any action or legal proceeding with respect to this Agreement, the prevailing party in such action shall be entitled to recover its reasonable attorneys' fees and expenses. All representations, warranties, covenants and indemnities of PCTEL in this Agreement shall survive the expiration or sooner termination of the License and the Agreement. PCTEL shall, at any time and from time to time, execute such additional documents (including, without limitation, estoppel certificates and waivers for the benefit of the Adaptec Parties) and take such additional actions as any Adaptec Party may reasonably require to carry out the purposes of this Agreement. The validity, construction, performance, effect and enforcement of this Agreement shall be governed in all respects by the laws of the State of California. The language and all parts of this Agreement shall in all cases be construed as a whole according to their fair meaning and not strictly for or against either Adaptec or PCTEL. All captions used in this Agreement are for convenience of reference only and shall not be considered in construing any provision hereof. If any provision of this Agreement shall be illegal, invalid or unenforceable in any respect, the legality, validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which, taken together, shall constitute one and the same Agreement.

      IN WITNESS WHEREOF, Adaptec and PCTEL have executed this Agreement as of the day and year first above written.

                                    ADAPTEC, INC.


                                    By: /s/ Robert W. Kraiss
                                        -------------------------------------

                                    Name:   Robert W. Kraiss
                                            ---------------------------------

                                    Title:  Director of Corporate Facilities
                                            and Real Estate
                                            ---------------------------------

                                    PCTEL, INC.


                                    By: /s/ John W. Schoen
                                        -------------------------------------

                                    Name:   John W. Schoen
                                            ---------------------------------

                                    Title:  PCTEL COO/CFO
                                            ---------------------------------

                               SUBLEASE AGREEMENT



DATED: November 5, 2002

ARTICLE 1:  FUNDAMENTAL SUBLEASE PROVISIONS.

1.1   PARTIES:    Sublessor:        Adaptec, Inc., a Delaware corporation

                  Sublessee:        PCTEL, Inc., a Delaware corporation

                  Master Lessor:    Limar Realty Corp. #7, a California
                                    corporation, successor in interest to The
                                    Prudential Insurance Company of America as owner of the Premises

1.2 MASTER LEASE: (Article 3): Sublessor, as tenant, is leasing from Master Lessor, as landlord, approximately 18,072 square feet of leasable area located at: 631 South Milpitas Boulevard in the City of Milpitas, State of California (the "PREMISES") on the terms and subject to the conditions of that certain lease agreement dated as of December 20, 1996, as amended by the First Amendment to Lease dated June 11, 1998 (collectively, the "MASTER LEASE"). A copy of the Master Lease is attached hereto as EXHIBIT A.

1.3 SUBLEASE PREMISES: (Article 2): The Sublease Premises constitutes One Hundred Percent (100%) of the Premises, and contains approximately 18,072 square feet of leasable area (the "SUBLEASE PREMISES"). The Sublease Premises is further described on the drawings attached to the Master Lease.

1.4 SUBLEASE TERM: (Article 4): Approximately Fifty-six and one-half (56-1/2) calendar months, beginning on the Commencement Date and ending on the Termination Date described below, unless commenced later or terminated earlier pursuant to the terms of this Sublease.

1.5   COMMENCEMENT DATE: (Article 4.1):  January 1, 2003.

1.6   TERMINATION DATE: (Article 4.1):  September 16, 2007

1.7   RENTAL COMMENCEMENT DATE: (Article 5.2):  March 1, 2003

1.8   MINIMUM MONTHLY RENT: (Article 5.2):

      Lease Year 1    $1.03/rsf/month     $18,614.16/month
      Lease Year 2    $1.07/rsf/month     $19,337.04/month
      Lease Year 3    $1.11/rsf/month     $20,059.92/month
      Lease Year 4    $1.15/rsf/month     $20,782.80/month
      Lease Year 5    $1.19/rsf/month     $21,505.68/month

As used herein, the term "LEASE YEAR" shall mean each 12-month period during the Sublease Term, beginning on the Commencement Date and expiring on the last day of the Sublease Term. The phrase "LEASE YEAR" shall also mean any period of time that is not a 12-month period during the Sublease Term that begins at the end of a Lease Year and ends on the last day of the Sublease Term. The first Lease Year shall include the "Fit Up Period" described in Article 5.5, although Minimum Monthly Rent shall not be payable until the Rental Commencement Date as defined above.

1.9   ADDITIONAL RENT: (Article 5.3):

      Operating Expenses under Master Lease           $0.24/rsf/month   $4,337.28/month
      Janitorial and Trash Removal                    $0.12/rsf/month   $2,168.64/month
      Sublease Premises Maintenance and Repair        $0.08/rsf/month   $1,445.76/month
      Security System and Maintenance                 $0.01/rsf/month   $  180.72/month

1.10  PREPAID RENT: (Article 5.6):   $18,614.00

1.11  SECURITY DEPOSIT: (Article 6):  Not applicable.

1.12 PERMITTED USE: (Article 7): general office, research and development, marketing and other related legal uses, all in strict compliance with the terms of the Master Lease.

1.13  ADDRESSES FOR NOTICES: (Article 11):

            Master Lessor:    Limar Realty Corp. #7
                              1730 So. El Camino Real, Suite 400
                              San Mateo, CA 94402
                              Fax:  (650) 525-1738

            Sublessor:        Adaptec, Inc.
                              691 South Milpitas Boulevard, MS 20
                              Milpitas, CA 95035
                              Attn: Robert W. Kraiss
                              Fax:  (408) 957-6600

                              With a copy to:
                              Silicon Valley Law Group
                              152 North Third Street, Suite 900
                              San Jose, CA 95112
                              Attn: Lucy Lofrumento

            Sublessee:        PCTEL, Inc.

                              Prior to the Commencement Date:
                              1331 California Circle
                              Milpitas, CA 95035
                              Attn: John W. Schoen
                              Fax:  (773) 243-3050

                              Following the Commencement Date:
                              631 South Milpitas Boulevard
                              Milpitas, CA 95035
                              Attn: John W. Schoen
                              Fax:  (408) _______________

                              With a copy to:
                              Much Shelist
                              200 North LaSalle Street, Suite 2100
                              Chicago, IL  60601
                              Attn: Joel S. Polisky
                              Fax:  (312) 621-1750

                              With notices after February 1, 2003 to:
                              191 North Wacker Drive, Suite 1800
                              Chicago, Illinois 60606

1.14 SUBLESSOR'S BROKER: (Article 25.4): CPS, a Commercial Real Estate Company, Inc.

1.15 SUBLESSEE'S BROKER: (Article 25.4): Cornish & Carey Commercial and Hudson Jones

1.16 EXHIBITS AND ADDENDA: The following exhibits and any addenda are annexed to this Sublease:

            Exhibit A   -  Master Lease
            Exhibit B   -  Sublessee Improvement Plan
            Exhibit C   -  Commencement Date Memorandum
            Exhibit D   -  Final Furniture Plan
            Exhibit E   -  Information Services Agreement
            Exhibit F   -  Rules & Regulations

Each reference in this Sublease Agreement ("SUBLEASE") to any provision in
Article 1 shall be construed to incorporate all of the terms of each such provision. In the event of any conflict between this Article 1 and the balance of the Sublease, the balance of the Sublease shall control.

ARTICLE 2:  SUBLEASE PREMISES.

2.1 SUBLEASE. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the Sublease Term (hereinafter defined), at the Rent (hereinafter defined) and upon the terms and conditions hereinafter set forth, the Sublease Premises, and all common areas related thereto. Sublessee acknowledges that the leasable area of the Sublease Premises as specified in
Article 1 is an estimate and that Sublessor does not warrant the exact leasable area of the Sublease Premises. By taking possession of the Sublease Premises, Sublessee accepts the leasable area of the Sublease Premises as that specified in Article 1.

2.2 CONDITION OF THE SUBLEASE PREMISES. Sublessor shall deliver the Sublease Premises to Sublessee (a) with all carpets, walls and ceilings in good repair,
(b) in broom-clean condition, and (c) with the roof, electrical, HVAC, plumbing and other building systems (collectively, the "BUILDING SYSTEMS") in good repair; and Sublessee thereupon shall accept possession of the Sublease Premises in its "As Is" condition. If during the Sublease Term the Building Systems are found not to be in good repair, then, to the extent repairs of such Building Systems are the responsibility of Sublessor under the terms of the Master Lease and are not otherwise necessitated by the act, neglect or fault of Sublessee, or its agents, employees, invitees, visitors or contractors, Sublessor shall cause the same to be corrected at its own expense promptly after receiving written notice from Sublessee to do so.

2.3   IMPROVEMENTS TO THE SUBLEASE PREMISES.

      2.3.1 CONSTRUCTION OF SUBLESSEE IMPROVEMENTS. Sublessor agrees to complete certain interior improvements to the Sublease Premises (collectively, the "SUBLESSEE IMPROVEMENTS"), which are more particularly described and depicted on EXHIBIT B attached hereto (the "SUBLESSEE IMPROVEMENT PLAN"). Sublessor shall have no obligation to make any improvement or alteration to the Sublease Premises except as specifically and expressly agreed to in writing by Sublessor, and all other improvements or alterations required by Sublessee for Sublessee's use and occupancy of the Premises shall be Sublessee's sole responsibility at Sublessee's sole cost, in accordance with Article 2.6 and other applicable provisions of this Sublease and the Master Lease.

      Sublessor shall complete the Sublessee Improvements in compliance with the terms of the Master Lease, in a good workmanlike manner, and in compliance with all laws, rules, regulations, permit requirements, codes and ordinances. To the extent that the costs for the Sublessee Improvements exceed One Hundred Thirty Seven Thousand Five Hundred Sixty Four Dollars ($137,564.00), Sublessee shall be responsible for such excess costs, which shall be payable by Sublessee to Sublessor as Additional Rent within ten (10) days following submission to Sublessee of an invoice.

      2.3.2 CHANGE ORDER PROCESS. No material changes, modifications or alterations to the Sublessee Improvement Plan shall be made by either party without the prior written consent of the other, which consent shall not be unreasonably withheld, conditioned or delayed. All requests for change orders shall be made and agreed to in writing, and shall specify the added (or reduced) costs and time required for completion. All approved changes shall be made in the form of a change order ("CHANGE ORDER") setting forth the increased costs, if any, caused by the change and specifying any anticipated delay relating to that Change Order, if any. Any delay as a result of a Change Order requested by Sublessee shall not delay the date of Substantial Completion (as defined below), i.e., in case of any such delay the date of Substantial Completion shall be the date that the Sublessee Improvements would have been completed in accordance with the original Sublessee Improvement Plan without regard to the delay caused by such Change Order. Sublessee shall reimburse Sublessor for any increased costs within ten (10) days of Sublessee's receipt of the invoice from Sublessor for those increased costs.

      2.3.3 COMPLETION OF SUBLESSEE IMPROVEMENTS. Sublessor shall notify Sublessee in writing when the Sublessee Improvements are Substantially Completed. "SUBSTANTIAL COMPLETION" as used in this Sublease shall mean the date that the Sublessee Improvements have been completed in accordance with all material aspects of the Sublessee Improvement Plan, except that in the case of any delay resulting from (i) a Change Order requested by Sublessee or (ii) interference with the construction work caused by Sublessee or its contractors, the date of Substantial Completion shall be the date that the Sublessee Improvements would have been completed but for such delay. In any event, Substantial Completion shall be deemed to have occurred notwithstanding Sublessor's obligation to complete any "punch list" items (described below) that do not materially diminish the usefulness of the Sublease Premises for the Permitted Use (as described in Article 1). If Sublessee disagrees with Sublessor's determination of the date of Substantial Completion, the parties shall meet and confer in good faith to try to resolve their differences.

      Within five (5) business days after Sublessor notifies Sublessee that the Sublessee Improvements are Substantially Complete, Sublessee and Sublessor shall perform a walk-through of the Sublease Premises and within ten (10) days following the date of such walk-through Sublessee shall deliver to Sublessor a statement describing all non-latent defects, errors and/or omissions observed in the Sublessee Improvements (the "PUNCH LIST"). The Punch List shall constitute the conclusive determination by Sublessee of the existence of any non-latent defects, errors and/or omissions within the Sublease Premises, and Sublessee's failure to sign and deliver such Punch List to Sublessor within said ten (10) day period shall constitute a conclusive determination by Sublessee that no such defects, errors or omissions exist. Upon receipt of the Punch List, Sublessor shall date and sign a copy of it as to items Sublessor agrees are appropriately listed, and shall return the signed copy to Sublessee. Sublessor shall, within thirty (30) days after receipt of the Punch List, correct the agreed-upon items. If Sublessee disagrees with Sublessor's determination of the appropriate Punch List items, the parties shall meet and confer in good faith to try to resolve their differences.

2.4 PERSONAL PROPERTY. Except as provided in Articles 19 and 20, Sublessee acknowledges that the Sublease Premises shall not include any of the fixtures, equipment, cabling, furniture, or other personal property belonging to


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Sublessor, unless the parties have specifically agreed to the same in writing.

2.5   COMPLIANCE WITH LAWS.

      2.5.1 SUBLESSOR'S OBLIGATIONS. Sublessor represents and warrants that to Sublessor's Knowledge (as defined in Article 25.5 below), the Sublease Premises as they exist on the date of this Sublease do not violate any ordinance, rule, code, or regulation of any governmental agency, including the Americans with Disabilities Act and Title 24 requirements ("ADA") and Sublessor has not received any notice of such violation. Sublessor agrees to cure (or cause to be cured) such violations existing as of the date of this Sublease (to the extent such cure is the responsibility of Sublessor under the terms of the Master Lease) or to request Master Lessor to cure such violations (if applicable) that interfere with Sublessee's ability to use and occupy the Sublease Premises for the Permitted Use.

      2.5.2 SUBLESSEE'S OBLIGATIONS. Sublessee shall, at Sublessee's sole cost and expense, be responsible for bringing the Sublease Premises into compliance with any statutes, rules, regulations, ordinances (whether presently existing or hereinafter enacted), or insurance regulations, including but not limited to compliance with ADA requirements (collectively, "APPLICABLE LAWS") to the extent that compliance with such Applicable Laws is "triggered" by (i) Sublessee's specific and unique use or occupancy of the Sublease Premises; or (ii) construction work in, or alterations to, the Sublease Premises (other than the Sublessee Improvements), or (iii) Sublessee's application for a building permit or any other governmental approval (other than for the Sublessee Improvements).

2.6 ALTERATIONS TO PREMISES. Sublessee shall not make any alterations, additions, or improvements (collectively, "Alterations") to the Sublease Premises without the prior written consent of Sublessor, unless (i) the Alteration does not affect the Building structure, the exterior appearance of the Building, or the Building Systems, (ii) such Alteration does not require a building permit, (iii) the costs of the Alteration do not exceed Fifteen Thousand Dollars ($15,000), and (iv) Sublessee complies with the other requirements of Section 9(b) of the Master Lease relative to such Alteration.

ARTICLE 3:  TERMS OF THE MASTER LEASE.

3.1 SUBLEASE SUBORDINATE. This Sublease is subordinate and subject to all of the terms and conditions of the Master Lease.

      3.1.1 If the Master Lease terminates for any reason whatsoever, this Sublease shall terminate concurrently, and the parties hereto shall be relieved of any liability thereafter accruing under this Sublease, except for the liabilities of the parties which by the terms of this Sublease survive the expiration or earlier termination of this Sublease. Notwithstanding the foregoing, Sublessee agrees that in the event that Sublessor shall default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor, provided that as a condition to such attornment, Master Lessor shall agree to undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease.

      3.1.2 Sublessor covenants that during the Sublease Term, it shall not assign or attempt to assign its interests and obligations under either the Master Lease or this Sublease, without notifying Sublessee at least five (5) days in advance of such action (unless such advance notice is precluded by applicable securities or other laws, in which event notice will be given within five (5) days after it is lawfully permitted).

      3.1.3 Sublessor covenants that during the Sublease Term, it shall not make or agree to any amendments or modifications to the Master Lease, without first obtaining Sublessee's written consent thereto, which consent shall not be unreasonably withheld, delayed or conditioned.

      3.1.4 Upon execution of this Sublease, Sublessor will send Master Lessor a letter requesting (a) that Master Lessor


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send to Sublessee any notice of default by Sublessor under the Master Lease, at the same time Master Lessor sends such notice to Sublessor; and (b) that Master Lessor permit Sublessee the opportunity to cure or cause to be cured any such default in the same manner as Sublessor would be permitted to do so under the Master Lease, prior to Master Lessor's exercising any of its remedies under the Master Lease. However, acceptance by Master Lessor of the requests in such letter shall not be a condition precedent to the effectiveness of this Sublease or affect any of the parties' respective rights and remedies as more specifically set forth herein.

      3.1.5 Sublessor hereby certifies to Sublessee that to the best of Sublessor's Knowledge (as defined in Section 25.5 below), the following statements are true:

            (a) The Master Lease attached as Exhibit A hereto constitutes the entire agreement between Master Lessor and Sublessor, and there are no amendments, supplements or modifications thereto or thereof or any other agreements between Master Lessor and Sublessor with respect to the Sublease Premises which otherwise amend, modify, rescind, revoke or change in any manner whatsoever the Master Lease;

            (b) The Master Lease is in full force and effect in accordance with its terms, Sublessor is not in default under any of the terms of the Master Lease, and there exists no event which with the passage of time or the giving of notice or both would constitute a default under the Master Lease;

            (c) Except for Sublessor, there are no parties in possession or occupancy of the Sublease Premises or any part thereof, nor are there any parties who have any possessory rights with respect to the Sublease Premises or any part thereof; and

            (d) There is no existing or pending or threatened condemnation of any part of the Sublease Premises.

3.2 SUBLESSEE'S OBLIGATIONS. To the extent applicable to the Sublease Premises and Sublessee's use of the common areas, Sublessee hereby expressly assumes and agrees to perform and discharge, as and when required by the Master Lease, all debts, duties and obligations to be paid, performed or discharged by Sublessor under the terms, covenants and conditions of the Master Lease from and after the Commencement Date, except as specifically set forth in this Sublease. Sublessee shall not commit or suffer at any time any act or omission that would violate any provision of the Master Lease.

3.3 SUBLESSOR'S OBLIGATIONS. Notwithstanding anything to the contrary contained in this Sublease, Sublessor shall keep and maintain the Sublease Premises (including appurtenances) to the extent required of the "TENANT" by Section 10 of the Master Lease. The fee for such service shall be paid by Sublessee in compliance with the terms of Article 5 of this Sublease; provided, however, if a required repair is the result of the act, neglect or fault of Sublessee or Sublessee's agents, employees, contractors or invitees, then Sublessee shall be liable for the entire cost of such repair. Sublessee shall permit Sublessor and its agents and contractors to enter the Sublease Premises at all reasonable times upon reasonable notice to make necessary improvements or repairs required under this Sublease. Sublessor shall have no obligation to perform under this paragraph until a reasonable time after receipt of notice from Sublessee of such need, which notice shall be provided by calling Sublessor's Maintenance Service Line at (408) 957-7110, Monday through Friday (excluding holidays) between the hours of 8:00AM-12:00PM and 1:00PM-5:00 PM, with emergency response available 24 hours a day via communication through the on-site security personnel. Required labor and materials shall be consistent with those provided to Sublessor's employees in response to a maintenance request. In no event shall any payments owed by Sublessee under this Sublease be abated on account of Sublessor's failure to make repairs under this Paragraph. Sublessee hereby waives all statutory rights to make repairs for or at the expense of Sublessor.

      So long as Sublessee complies with all of its obligations under this Sublease and cures any failure to comply within the applicable cure periods, Sublessor shall not commit any act or omission during the Sublease Term that would lead to the termination of the Master Lease by Master Lessor. Notwithstanding the foregoing, if Sublessee fails to


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comply with any of its obligations under this Sublease (including without limitation the obligations assumed by Sublessee under the Master Lease), and does not cure such failure within the applicable cure period (or if no cure period is specified in either this Sublease or the Master Lease, then within five (5) days after receiving written notice of such failure), then Sublessor shall have no obligation to Sublessee to maintain the Master Lease for Sublessee's benefit.

3.4 MASTER LESSOR'S OBLIGATIONS. Sublessor shall not be responsible to Sublessee for furnishing any service, maintenance or repairs to the Sublease Premises that are the obligation of the Master Lessor under the Master Lease, it being understood that Sublessee shall look solely to Master Lessor for performance of any such service, maintenance or repairs. However, if Master Lessor shall fail to perform its obligations under the Master Lease, Sublessor, upon receipt of written notice from Sublessee, shall use commercially reasonable efforts to attempt to enforce the obligations of Master Lessor under the Master Lease; provided, however, that Sublessor shall not be required to incur any costs or expenses in connection therewith unless Sublessee agrees to reimburse Sublessor for any such costs and expenses as Additional Rent hereunder.

3.5 SUBLESSOR'S RIGHTS AND REMEDIES. In addition to all the rights and remedies provided to Sublessor at law, in equity, or under the terms of this Sublease,
(a) in the event of any breach by Sublessee of any of its obligations under this Sublease, Sublessor shall have all of the rights and remedies with respect to such breach which are available to Master Lessor in the event of any breach under the Master Lease; and (b) as a further remedy, if Sublessee fails to perform any act on its part to be performed pursuant to the requirements of the Master Lease or as otherwise required by this Sublease, within any applicable grace periods provided herein, then Sublessor may, but shall not be obligated to, fulfill such obligations of Sublessee, including entering the Sublease Premises to perform any such act, and all costs and expenses incurred by Sublessor in doing so shall be deemed Additional Rent payable by Sublessee to Sublessor upon demand.

3.6 SUBLESSEE'S RIGHT TO CURE. If Master Lessor notifies Sublessor of any default by Sublessor under the Master Lease, Sublessor shall deliver a copy of such notice to Sublessee within 24 hours' after Sublessor's receipt thereof, as required by Section 11.2. At the time of delivery of such notice, Sublessor shall advise Sublessee in writing as to whether Sublessor plans to cure such default, or whether Sublessor disputes such default.

      3.6.1 If Sublessor does not dispute such default, then Sublessor shall promptly cure the default and provide proof of such cure to Sublessee at least two (2) business days prior to the expiration of the applicable cure period in the Master Lease. If Sublessor fails to cure such default within such time period, then subject to Master Lessor's agreement (if so required under the Master Lease), Sublessee shall have the right and opportunity to cure such default in place of Sublessor.

      3.6.2 If Sublessor disputes such default, then Sublessee shall not have the right to cure the default unless Master Lessor shall have provided a statutory notice to cure the default or "quit" in which event Sublessee shall have the right to make any payments or otherwise cure the default to the extent necessary to avoid a forfeiture of the Master Lease.

      3.6.3 In the event that Sublessee cures such default by Sublessor in accordance with the foregoing provisions, and Sublessee is not then in default under this Sublease (after the expiration of any applicable cure periods), then Sublessee shall have the right to offset the amount paid to cure such default and other related costs, including reasonable attorneys' fees, against any amounts owed by Sublessee under this Sublease.

ARTICLE 4:  SUBLEASE TERM.

4.1 COMMENCEMENT AND TERMINATION DATES. The term of this Sublease ("SUBLEASE TERM") shall be for the period of time commencing on the commencement date described in Article 1 (the "COMMENCEMENT DATE") and ending on the termination date described in Article 1 or on such earlier date of termination as provided herein (the "TERMINATION DATE"). Within 10 days following the Commencement Date, Sublessor shall prepare, sign and deliver


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to Sublessee a certificate substantially in the form of EXHIBIT C, and within 10 days following the receipt thereof Sublessee will execute and deliver it to Sublessor. If Sublessee disagrees with any of Sublessor's statements in such certificate, the parties shall meet and confer in good faith to try to resolve their differences.

4.2 DELAY IN COMMENCEMENT. If for any reason possession of the Sublease Premises has not been delivered to Sublessee by January 1, 2003, or any other date, Sublessor shall not be liable to Sublessee or any other person or entity for any loss or damage resulting therefrom. However, if the Sublessee Improvements have not been Substantially Completed by February 1, 2003, due to no fault of Sublessee, then the Commencement Date and the Rental Commencement Date shall be delayed by one day for each day of such delay, but the Termination Date shall not be extended. Further, if Sublessor is unable to deliver possession of the Sublease Premises to Sublessee by February 21, 2003, then Sublessee may terminate this Sublease by giving written notice to Sublessor within ten (10) days after that date, and the parties shall have no further liability thereafter accruing under this Sublease.

4.3 EARLY OCCUPANCY. Sublessor shall permit Sublessee to occupy the Sublease Premises following the Commencement Date in order to fit up the Sublease Premises for Sublessee's use subject to the following conditions: (i) Sublessee's fit up work shall not interfere with or hinder Sublessor's completion of the Sublessee Improvements; (ii) such occupancy shall be subject to all of the provisions of this Sublease (including, without limitation, Articles 10 and 14) and the Master Lease, including the payment of Operating Expenses as required under Article 5.3(1), but excluding the payment of Minimum Monthly Rent and other Additional Rent items. Early occupancy of the Sublease Premises shall not advance the Termination Date. Sublessee shall, prior to entering the Sublease Premises, deliver to Sublessor certificates of insurance evidencing the policies required of Sublessee under this Sublease.

4.4 ONE-TIME RIGHT TO TERMINATE. Sublessor grants Sublessee a one-time right to terminate the Sublease ("TERMINATION RIGHT"), which termination, if exercised, shall be effective as of the first day of the thirty-seventh (37th) month of the Sublease Term. Sublessee shall exercise the Termination Right, if at all, by giving Sublessor six months prior written notice (i.e., no later than the first day of the 31st month of the Sublease Term), with a concurrent payment of three
(3) months Minimum Monthly Rent based on the amount due for the 37th month of the Sublease Term (i.e., a total of $62,348.40) and the unamortized cost of the Sublessee Improvements and the Brokerage Commission as of the date of such notice. Sublessor shall designate the amount of the unamortized cost of the Sublessee Improvements and the Brokerage Commission in EXHIBIT C. All contracts and rights with respect to Sublessor provided services shall terminate as of the effective termination date at no additional cost to Sublessee.

ARTICLE 5:  RENT AND ADDITIONAL EXPENSES.

5.1 PAYMENT OF RENT. All monies payable by Sublessee under this Sublease shall constitute "RENT." All Rent shall be paid in lawful money of the United States, without any deduction, offset (unless otherwise expressly provided in this Sublease) or demand, to Sublessor at the address of Sublessor specified in
Article 1 or such other place as Sublessor may designate in writing. No payment by Sublessee of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of Rent be deemed an accord and satisfaction, and Sublessor may accept such check or payment without prejudice to its right to recover the balance of such Rent or to pursue any other remedy. Rent for any partial calendar months at the beginning or end of the Sublease Term or by early occupancy of the Sublease Premises shall be prorated based on a thirty (30) day month. In the event of nonpayment by Sublessee of any of the following items of "Rent," Sublessor shall have all the rights and remedies with respect thereto as Sublessor has for nonpayment of Minimum Monthly Rent.

5.2 MINIMUM MONTHLY RENT. Sublessee shall pay to Sublessor the sum set forth in
Article 1 hereof as Minimum Monthly Rent, in advance, on the first day of each calendar month throughout the Sublease Term, commencing on the Rental Commencement Date.


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5.3 ADDITIONAL RENT. In addition to Minimum Monthly Rent, Sublessee shall pay to
Sublessor, in advance, on the first day of each calendar month for the Sublease Term, the following sums (collectively, "ADDITIONAL RENT"):

      (1) Commencing on the Commencement Date, the sum set forth in Article 1.9 for Operating Expenses, which amount represents an estimate of the real property taxes, insurance, common area utilities, common area maintenance and repair, and other charges attributable to and/or accruing against the Sublease Premises under the Master Lease.

      (2) Commencing on the Rental Commencement Date, the sum set forth in
Article 1.9 for Sublease Premises Maintenance and Repair, which services are described in Section 3.3 of this Sublease.

      (3) Commencing on the Rental Commencement Date, the sum set forth in
Article 1.9 for Janitorial and Trash Removal, which services shall include janitorial service and trash removal five (5) days per week (excluding holidays) and all supplies pertaining to such services.

      (4) Commencing on the Rental Commencement Date, the sum set forth in
Article 1.9 for Security System and Maintenance, which services shall include a cardkey system for the Sublease Premises, updates, all maintenance and badges; provided, however, in addition to such amount, Sublessee shall pay to Sublessor $10 for each security badge issued or replaced.

      The Additional Rent items described in subparagraphs (1) through (4) above shall be fixed for the Sublease Term and pro-rated for any partial month based on a thirty (30) day month.

5.4 INFORMATION SERVICES. Commencing on the Rental Commencement Date, Sublessee shall pay Sublessor the sums required under the terms and conditions of the Information Services Agreement, as set forth in Article 20.

5.5 UTILITIES. Commencing on the earlier of (i) the date of commencement of the Fit Up Period or (ii) thirty (30) days after the Commencement Date, Sublessee shall be responsible for the cost of all utilities serving the Sublease Premises, which payments shall be made directly to the providers of such services. For purposes of this Sublease, the term "FIT UP PERIOD" shall mean the period of time from the first date that Sublessee occupies the Sublease Premises until the Rent Commencement Date.

5.6 PREPAID RENT. Concurrently with Sublessee's execution and delivery of this Sublease to Sublessor, Sublessee shall deposit with Sublessor a check payable in the sum specified in Article 1 as Prepaid Rent, which shall be applied to the installments of Minimum Monthly Rent first coming due under this Sublease, or returned to Sublessee pursuant to Section 25.6 if this Sublease is terminated due to failure to obtain Master Lessor's consent to this Sublease. Sublessor shall have the right to negotiate such check upon Sublessor's execution and delivery of this Sublease to Sublessee.

5.7 MISCELLANEOUS CHARGES. Sublessee shall pay to Sublessor, within five (5) days after written demand therefor, any and all non-recurring, special or other miscellaneous charges and expenses that Sublessor may incur under the Master Lease by reason of Sublessee's occupancy, defaults or activities (which charges and expenses are not covered by the other fees described above), such as late charges for late payment of rent, fines for violation of laws, work orders, repairs caused by Sublessee's negligence, and so forth.

5.8 LATE CHARGE. If Sublessee fails to pay any Rent within five (5) days after such payment becomes due hereunder, then Sublessee shall pay Sublessor a late charge equal to six percent (6%) of such delinquent amount as liquidated damages for Sublessee's failure to make timely payment; provided, however, that Sublessor shall waive such charge one time only during the First Lease Year. Any notice given by Sublessor pursuant to any statute governing unlawful detainer actions shall be deemed to be concurrent with, and not in addition to, the notice required herein. This provision for a late charge shall not be deemed to grant Sublessee a grace period or extension of time for performance. If any Rent remains delinquent for a period in excess of thirty (30) days then, in addition to such late charge, Sublessee


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shall pay to Sublessor interest on the delinquent amount from the date such amount became due until paid, at the rate of ten percent (10%) per annum or the maximum rate permitted by law.

5.9 LEGAL EXPENSES. Sublessee shall pay to Sublessor, as part of Rent, all costs and expenses (including without limitation attorneys' fees and legal expenses), that may accrue in the event of Sublessee's failure to pay any of the items described above, and all damages, reasonable costs and expenses that Sublessor may incur by reason of default of Sublessee or failure on Sublessee's part to comply with the terms of this Sublease.

ARTICLE 6:  SECURITY DEPOSIT.  [Intentionally Omitted.]

ARTICLE 7:  USE.

7.1 USE OF THE SUBLEASE PREMISES. Sublessee shall use the Sublease Premises solely for the purpose specified in Article 1 (the "PERMITTED USE") in strict conformance with the applicable requirements of the Master Lease, and for no other purpose whatsoever.

7.2 NO VIOLATION OF APPLICABLE LAWS. To Sublessor's Knowledge, the Permitted Use does not violate any Applicable Laws in effect as of the date hereof.

7.3 SUITABILITY. Sublessee acknowledges that, except as explicitly stated in this Sublease, neither Sublessor nor any agent of Sublessor has made any representation or warranty with respect to the Sublease Premises, the permitted uses that can be made of the Sublease Premises under existing laws, or the suitability of the Sublease Premises for the conduct of Sublessee's business, nor has Sublessor agreed to undertake any modification, alteration or improvement to the Sublease Premises.

7.3   HAZARDOUS MATERIALS.

      7.3.1 DEFINITIONS. As used herein, the term "HAZARDOUS MATERIAL" shall mean any hazardous or toxic substance, material or waste which is or becomes regulated by any state, federal, or local government authority, including without limitation all of those materials and substances designated as hazardous or toxic by the Environmental Protection Agency, the Department of Labor, the Department of Transportation, the Department of Agriculture, the Department of Health Services or the Food and Drug Agency. Without limiting the generality of the foregoing, the term "HAZARDOUS MATERIAL" shall include (i) any substance, product, waste or other material of any nature whatsoever which may give rise to liability under any statutory or common law theory based on negligence, trespass, intentional tort, nuisance or strict liability or under any reported decisions of a state or federal court; (ii) gasoline, diesel fuel, or other petroleum hydrocarbons; (iii) polychlorinated biphenyls; (iv) asbestos containing materials; (v) urea formaldehyde foam insulation; and (vi) radon gas. As used herein, the term "HAZARDOUS MATERIAL LAW" shall mean any applicable statute, law, ordinance, or regulation of any governmental body or agency which regulates the use, storage, generation, discharge, treatment, transportation, release, or disposal of any Hazardous Material.

      7.3.2 USE RESTRICTION. Except for small quantities of household cleaners and office supplies typically used in connection with professional offices, Sublessee shall not cause or permit any Hazardous Material to be used, stored, generated, discharged, treated, transported to or from, released or disposed of in, on, over, through, or about the Sublease Premises, or any other land or improvements in the vicinity of the Sublease Premises, without the prior written consent of Master Lessor and Sublessor, which consent may be withheld in the sole and absolute discretion of Master Lessor and/or Sublessor. Without limiting the generality of the foregoing, (a) any use, storage, generation, discharge, treatment, transportation, release, or disposal of Hazardous Material by Sublessee shall strictly comply with all applicable Hazardous Material Laws, and
(b) if the presence of Hazardous Material on the Sublease Premises caused or permitted by Sublessee or its agents, employees, invitees, visitors or contractors results in contamination of the Sublease Premises or any soil, air, ground or surface waters under, through, over, on, in or about the Sublease Premises, Sublessee, at its expense, shall promptly take all actions necessary to return the Sublease Premises to the condition


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existing prior to the existence of such Hazardous Material.

      7.3.3 SUBLESSOR'S REPRESENTATION RELATING TO HAZARDOUS MATERIALS. Sublessor represents that to Sublessor's Knowledge as of the Commencement Date
(i) the Sublease Premises are in compliance with Hazardous Materials Laws; (ii) the handling, transportation, storage, treatment, disposal, release and use of Hazardous Materials by Sublessor on or about the Sublease Premises (including soil, ground water or surface water thereof) prior to the Commencement Date, has been in compliance with all Hazardous Material Laws; and (iii) no action, proceeding or claim is pending or threatened regarding the Sublease Premises concerning any Hazardous Material or pursuant to any environmental law. Sublessor agrees to cure (or cause to be cured) any violations of Hazardous Materials Laws existing prior to the Commencement Date (to the extent such cure is the responsibility of Sublessor under the terms of the Master Lease) or to request Master Lessor to cure such violations (if applicable).

      7.3.4 EXEMPTION OF SUBLESSEE. Sublessee shall not be responsible for the clean-up or remediation of, and shall not be required to indemnify Sublessor against, any claims, losses, liabilities or expenses resulting from any, Hazardous Materials existing at the Sublease Premises prior to the Commencement Date, except to the extent that Sublessee or Sublessee's agents, employees, invitees, visitors or contractors have (a) increased the severity of such contamination (other than by use of the Sublease Premises in accordance with the terms of this Sublease) or (b) contributed to such contamination, either by their conduct or by Sublessee's failure to perform its obligations under this
Article 7. Any costs pertaining to the removal of Hazardous Materials placed on or about the Sublease Premises prior to the Commencement Date shall be excluded from Operating Costs that would otherwise be payable by Sublessee pursuant to
Article 5.

ARTICLE 8:  SURRENDER.

      8.1 CONDITION OF THE SUBLEASE PREMISES. Upon the expiration or earlier termination of this Sublease, Sublessee shall surrender the Sublease Premises broom clean and in good condition and repair, excepting only ordinary wear and tear and damage by fire, earthquake, act of God or the elements. Sublessee shall repair any damage to the Sublease Premises, or the building of which the Sublease Premises are a part, caused by or related to the removal of any articles of personal property, business or trade fixtures, machinery, equipment, cabinetwork, signs, furniture, movable partitions or permanent improvements or additions which Sublessor allows or requires Sublessee to remove, including, without limitation, repairing the floor and patching and/or painting the walls where required by Sublessor to the reasonable satisfaction of Sublessor and/or Master Lessor, all at Sublessee's sole cost and expense. Sublessee shall indemnify Sublessor against any loss or liability resulting from delay by Sublessee in so surrendering the Sublease Premises, including, without limitation, any claims made by the Master Lessor and/or any succeeding tenant founded on such delay. Such indemnity obligation shall survive the expiration or earlier termination of this Sublease.

      8.2 SUBLESSOR'S RIGHT TO ACCESS. In the ten (10) days prior to the expiration of this Sublease, or such longer time as is reasonably necessary for Sublessor to fulfill its surrender obligations under the Master Lease, Sublessor shall have the right, upon at least twenty-four (24) hours prior notice, to enter the Sublease Premises to remove personal property belonging to Sublessor, if any (including without limitation any business or trade fixtures, machinery, equipment, cabinetwork, signs, furniture, and movable partitions owned by Sublessor and located within the Sublease Premises) and to remove any improvements or additions, if any, that Sublessor is required to remove prior to surrender of the Premises pursuant to the Master Lease (not including those items to be removed by Sublessee pursuant to Article 8.1 of this Sublease). Any work performed by Sublessor pursuant to the terms of the preceding sentence shall be done in a reasonable manner to minimize the amount of inconvenience and interference to Sublessee's use and occupancy of the Sublease Premises; provided, however, Sublessor shall not be liable to Sublessee for any such inconvenience or interference caused by Sublessor's exercise of its rights pursuant to this provision.

ARTICLE 9: CONSENT. Whenever the consent or approval of Master Lessor is required pursuant to the terms of the Master Lease, for the purposes of this Sublease, Sublessee, in each such instance, shall be required to obtain the written consent or approval of both Master Lessor and Sublessor pursuant to the terms of the Master Lease. If Master Lessor refuses to grant its consent or approval, Sublessor may withhold its consent or approval and Sublessee agrees that such action by Sublessor shall be deemed reasonable.

ARTICLE 10: INSURANCE. All insurance policies required to be carried by Sublessor under the Master Lease shall be maintained by Sublessee pursuant to the terms of the Master Lease, and shall name Sublessor and Master Lessor (and such other lenders, persons, firms, or corporations as are designated by Sublessor or Master Lessor) as additional insureds by endorsement. All policies shall be written as primary policies with respect to the interests of Master Lessor and Sublessor and such other additional insureds and shall provide that any insurance carried by Master Lessor or Sublessor or such other additional insureds is excess and not contributing insurance with respect to the insurance required hereunder. All policies shall also contain "cross liability" or "severability of interest" provisions and shall insure the performance of the indemnity set forth in Article 14 of this Sublease. Sublessee shall provide Master Lessor and Sublessor with copies or certificates of all policies, including in each instance an endorsement providing that such insurance shall not be cancelled or amended except after thirty (30) days prior written notice to Master Lessor and Sublessor. All deductibles, if any, under any such insurance policies shall be subject to the prior reasonable approval of Sublessor, and all certificates delivered to Master Lessor and Sublessor shall specify the limits of the policy and all deductibles thereunder.

ARTICLE 11: NOTICES.

11.1 NOTICE REQUIREMENTS. All notices, demands, consents, and approvals which may or are required to be given by either party to the other under this Sublease shall be in writing and may be given by (i) personal delivery, (ii) overnight courier such as Federal Express, (iii) facsimile transmission, or (iv) United States registered or certified mail addressed as shown in Article 1. Any notice or demand so given shall be deemed to be delivered or made on (i) the date personal service is effected, (ii) the next business day if sent by overnight courier, (iii) the same day as given if sent by facsimile transmission which is received by 5:00 p.m. Pacific time with a copy deposited in the United States mail, postage prepaid, or (iv) the third business day after the same is deposited in the United States Mail as registered or certified and addressed as above provided with postage thereon fully prepaid. Either party hereto may change its address at any time by giving written notice of such change to the other party in the manner provided herein at least ten (10) calendar days prior to the date such change is desired to be effective.

11.2 NOTICES FROM MASTER LESSOR. Each party shall provide to the other party a copy of any notice or demand received from or delivered to Master Lessor within twenty four (24) hours of receiving or delivering such notice or demand.

ARTICLE 12: DAMAGE, DESTRUCTION, CONDEMNATION. To the extent that the Master Lease gives Sublessor any rights following the occurrence of any damage, destruction or condemnation to terminate the Master Lease, to repair or restore the Sublease Premises, to contribute toward such repair or restoration costs to avoid termination, to obtain and utilize insurance or condemnation proceeds to repair or restore the Sublease Premises, or any similar rights, such rights shall be reserved to and exercisable solely by Sublessor, in its sole and absolute discretion, and not by Sublessee. The exercise of any such right by Sublessor shall under no circumstances constitute a default or breach under this Sublease or subject Sublessor to any liability therefor.

ARTICLE 13: INSPECTION OF THE SUBLEASE PREMISES. Sublessee shall permit Sublessor and its agents to enter the Sublease Premises at any reasonable time for the purpose of inspecting the same or posting a notice of non-responsibility for Alterations or repairs, provided that Sublessor provides at least twenty-four (24) hours prior notice (except in the case of emergency).

ARTICLE 14:  INDEMNITY; EXEMPTION OF SUBLESSOR FROM LIABILITY.

14.1 SUBLESSEE INDEMNITY. Sublessee shall indemnify, defend (with counsel reasonably satisfactory to Sublessor), protect and hold harmless Sublessor and its agents, employees, contractors, stockholders, officers, directors, successors and assigns from and against any and all claims, demands, actions, suits, proceedings, liabilities, obligations, losses, damages, judgments, costs, penalties, fines, and expenses (including, but not limited to, attorneys', consultants' and expert witness fees) (collectively, "COSTS") arising out of, resulting from, or related to (i) any injury or death to any person or injury or damage to property caused by, arising out of, or involving (A) Sublessee's use of the Sublease Premises, the conduct of Sublessee's business therein, or any activity, work or thing done, permitted or suffered by Sublessee in or about the Sublease Premises or the common areas, (B) a breach by Sublessee in the performance in a timely manner of any obligation of Sublessee to be performed under this Sublease, or (C) the negligence or intentional acts of Sublessee or Sublessee's agents, contractors, employees, subtenants, licensees, or invitees, and/or (ii) the storage, use, generation, discharge, treatment, transportation, release or disposal of Hazardous Material by Sublessee or its agents, employees, invitees, visitors or contractors in, on, over, through, from, about, or beneath the Sublease Premises or any nearby premises. This indemnity shall survive the expiration or earlier termination of this Sublease.

14.2 SUBLESSOR INDEMNITY. Sublessor shall indemnify, defend (with counsel reasonably satisfactory to Sublessee), protect and hold harmless Sublessee and its agents, employees, contractors, stockholders, officers, directors, successors and assigns from and against any and all Costs arising out of, resulting from, or related to: (i) any injury or death to any person or injury or damage to property caused by, arising out of, or involving: (A) the negligence or willful misconduct of Sublessor or Sublessor's agents, contractors, employees, subtenants, licensees, or invitees, or (B) a breach by Sublessor in the performance in a timely manner of any obligation of Sublessor to be performed under this Sublease, or (C) any breach of any representation or warranty of Sublessor made under this Sublease, or (D) any breach under the Master Lease by Sublessor, or (ii) the existence of any Hazardous Material at the Sublease Premises prior to the Commencement Date to the extent that such Costs are the obligation of Sublessor under terms of the Master Lease and are not otherwise the obligation of Sublessee under the terms of Section 7 of this Sublease, or (iii) the storage, use, generation, discharge, treatment, transportation, release or disposal of Hazardous Material by Sublessor or its agents, employees, invitees, visitors or contractors in, on, over, through, from, about, or beneath the Sublease Premises or any nearby premises. This indemnity shall survive the expiration or earlier termination of this Sublease.

14.3 SUBLESSEE WAIVER. Sublessee, as a material part of the consideration to Sublessor, hereby assumes all risk of damage to property or injury to persons in, upon or about the Sublease Premises arising from any cause and Sublessee hereby waives all claims in respect thereof against Sublessor, except in connection with damage or injury caused solely by the gross negligence or willful misconduct of Sublessor or its authorized agents; provided, however, that in no event shall Sublessor be liable for any loss of profits or any special, indirect, incidental, consequential or punitive damages, however caused and on any theory of liability. This waiver shall survive the expiration or earlier termination of this Sublease.

14.4 MUTUAL WAIVER OF SUBROGATION. Each party (the "FIRST PARTY") hereby releases the other party (the "SECOND PARTY"), and its partners, officers, directors, agents, employees, and servants, from any and all claims, demands, loss, expense, or injury to the Sublease Premises or to the furnishings, fixtures, equipment, inventory, or other property in, about, or upon the Sublease Premises, which is caused by or results from perils, events, or happenings which are the subject of fire or other casualty insurance carried by the First Party at the time of such loss or which would have been in force had the First Party carried the insurance required hereunder or by the Master Lease (collectively, the "EFFECTIVE COVERAGE") irrespective of any negligence on the part of the Second Party that may have contributed to or caused such loss; subject to the following limitations: (i) the Second Party shall not be released from any liability to the extent that such damages are not covered by the insurance recovery under the Effective Coverage or are the result of willful acts by the Second Party, and (ii) the Second Party shall be responsible for reimbursing the First Party for any deductible owed as a result of such damages up to One Hundred Thousand Dollars ($100,000). Each party shall use commercially reasonable efforts to obtain, if needed, appropriate endorsements to its policies of insurance with respect to the foregoing releases; provided, however, that failure to obtain such endorsements shall not affect the releases hereinabove given.

ARTICLE 15: ASSIGNMENT AND SUBLETTING. Sublessee shall not voluntarily or by operation of law assign this Sublease or enter into license or concession agreement, sublet all or any part of the Sublease Premises, or otherwise transfer, mortgage, pledge, hypothecate or encumber all or any part of Sublessee's interest in this Sublease or in the

Sublease Premises or any part thereof, without the prior written consent of Master Lessor (pursuant to the terms of the Master Lease) and Sublessor (which consent shall not be unreasonably withheld or delayed). Any attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a default by Sublessee under this Sublease. Sublessee hereby irrevocably assigns to Sublessor all Rent and other sums or consideration in any form, from any subletting or assignment, and agrees that Sublessor, as assignee and as attorney-in-fact for Sublessee, or a receiver for Sublessee appointed upon Sublessor's application, may collect such Rent and other sums and apply the same against amounts owing to Sublessor in the event of Sublessee's default; provided, however, that until the occurrence of any act of default by Sublessee or Sublessee's subtenant, Sublessee shall have the right to collect such sums, provided that all sums in excess of the Minimum Monthly Rent set forth herein which any subtenant covenants to pay shall belong solely and exclusively to Sublessor. Notwithstanding any assignment or subletting, Sublessee shall not be relieved of its obligations hereunder, and a consent to one assignment or subletting shall not constitute a consent to any other assignment or subletting or a waiver of the provisions of this section.

ARTICLE 16: DELIVERY OF DOCUMENTS. Sublessee shall execute and deliver any document or other instrument required by Master Lessor or Sublessor pursuant to the Master Lease within ten (10) days following receipt of a written request from Master Lessor or Sublessor. Failure to comply with this provision shall constitute a default by Sublessee under this Sublease.

ARTICLE 17: HOLDING OVER.

17.1 WITHOUT CONSENT. Any holding over by Sublessee after the Termination Date, without the prior written consent of Master Lessor and Sublessor, shall not constitute a renewal or extension of this Sublease or give Sublessee any rights in or to the Sublease Premises. In the event of any such non-permissive holding over, Sublessor and Master Lessor may seek any and all remedies available to Sublessor and/or Master Lessor at law or in equity, and Sublessee shall pay Sublessor upon demand, (i) and amount equal to One Hundred Seventy-Five Percent (175%) of the most recent applicable Base Rent payable under the Master Lease, computed on a daily basis for each day of the holdover period, plus (ii) all other amounts due and payable under the Sublease, plus (iii) all other amounts that Sublessor may become liable for under the Master Lease, plus (iv) any and all other damages, costs, expenses, and fees incurred or suffered by Sublessor as a result of such holdover by Sublessee.

17.2 WITH CONSENT. Any holding over by Sublessee after the Termination Date, with the prior written consent of Master Lessor and Sublessor, shall be construed as a month-to-month tenancy on the same terms and conditions as specified in this Sublease, except that the Minimum Monthly Rent during such tenancy shall be increased to an amount equal to One Hundred Fifty Percent (150%) of the most recent applicable Minimum Monthly Rent payable under the Master Lease.

ARTICLE 18: OPTIONS. Any right of Sublessor to extend or renew the term of the Master Lease or to expand the Premises (if any), shall be reserved to and exercisable solely by Sublessor, in its sole discretion, and not by Sublessee. Sublessor agrees to exercise such rights to extend or renew the Master Lease only to the extent necessary to fulfill its obligations under this Sublease. Sublessee, in its sole discretion, shall have the right to negotiate an extended term with the Master Lessor.

ARTICLE 19: FURNITURE. For the Sublease Term and subject to the terms of Article 14, Sublessee shall be entitled to use the furniture currently located at the Sublease Premises, which is shown on the Final Furniture Plan attached as EXHIBIT D (the "FURNITURE"). In the event that Sublessee requires additional furniture, fixtures or equipment, Sublessee shall acquire such furniture, fixtures or equipment at its sole cost and expense. Sublessee agrees to take possession of the Furniture "AS IS", without relying on any representation or warranty by Sublessor as to the condition of the Furniture. Sublessee further acknowledges that neither Sublessor nor its agents have made any representations or warranties, express or implied, as to the suitability or fitness of the Furniture for the conduct of Sublessee's business or for any other purpose. Sublessee agrees, at its sole cost and expense, to 1) insure the Furniture (or provide Sublessor with evidence of adequate self-insurance); and, 2) maintain the Furniture in the same condition and repair, allowing for reasonable wear and tear. In the event that the Furniture is damaged during the Sublease Term, Sublessor shall be under no obligation to service, maintain, repair or replace the damaged Furniture. Any installations, replacements, and substitutions of parts or accessories with respect to any of the Furniture shall be paid for by Sublessee and shall constitute accessions and shall become part of the Furniture and shall be the property of Sublessor. The Furniture shall remain at all times the property of Sublessor, and shall be used by Sublessee during the Sublease Term free of charge. Upon the expiration or earlier termination of this Sublease, Sublessee shall return the Furniture in the same configuration, condition and repair as the Furniture was delivered to Sublessee, excepting only ordinary wear and tear; provided, however, that the configuration may be changed if Sublessor agrees to such change in writing, in Sublessor's sole discretion.

      The Furniture will be delivered to Sublessee in the configuration shown on the Final Furniture Plan, except that if Sublessee notifies Sublessor of changes needed to such configuration prior to the commencement of Sublessee's reconfiguration by Sublessor's contractor, and such needed changes do not increase the estimated cost of such reconfiguration, Sublessor shall endeavor to incorporate the requested changes into the Final Furniture Plan which shall then be modified/confirmed with the Commencement Date Memorandum.

ARTICLE 20: INFORMATION SERVICES. Subject to the terms and conditions of the Information Services Agreement (attached hereto as EXHIBIT E and incorporated herein by this reference), Sublessor shall provide to Sublessee telephone infrastructure and support. The cost of such service shall be payable by Sublessee to Sublessor as Additional Rent in accordance with Article 5.

ARTICLE  21:  ADDITIONAL SERVICES.

21.1 AMENITY AGREEMENTS. Sublessee and its employees shall have the right to use the fitness center and cafeteria pursuant to the terms and conditions of a separate license agreement.

21.2 OTHER AMENITIES. As an accommodation to Sublessee, Sublessee and its employees shall be entitled to utilize oil change facilities, ATM machines, dry cleaning services, film developing, and any other services specifically identified by Sublessor as being available to Sublessee, subject to such terms and conditions as Sublessor may establish from time to time, and further subject to Sublessor's right, at Sublessor's sole discretion, to cancel any of such services or modify the terms and conditions thereof at any time.

ARTICLE 22: SIGNAGE. Subject to Section 21 of the Master Lease and to the prior approval of Sublessor (which approval shall not be unreasonably withheld or delayed), Master Lessor and all applicable governmental agencies, Sublessee shall have the right to place a sign on the building and the monument near the front entrance and on any directory signs for the complex of which the Sublease Premises is a part.

ARTICLE 23: PARKING. Subject to the terms of the Master Lease and such reasonable rules and regulations that may be promulgated by Master Lessor and/or Sublessor from time to time, Sublessee shall have the non-exclusive right in common with other tenants and occupants to use, free of a monthly fee during the Sublease Term, fifty-four (54) parking spaces.

ARTICLE 24: ARBITRATION.

24.1 PROCEDURE. If a dispute under this Sublease (other than a dispute relating to Sublessee's nonpayment of Rent) is in an amount less than Twenty Thousand Dollars ($20,000.00) and is not resolved by the parties within any applicable grace period or time to cure provided in this Sublease, either party may give notice to the other of its desire to arbitrate the dispute, in which event the dispute shall be settled by binding arbitration by the American Arbitration Association in accord with its then-prevailing rules. The arbitration hearing shall be held in the County of Santa Clara, California. Judgment upon the arbitration award may be entered in any court having jurisdiction. The arbitrators shall have no power to change the Sublease provisions. Both parties shall continue performing their

Sublease obligations pending the award in the arbitration proceeding. The arbitrators shall award the prevailing party reasonable expenses and costs, including reasonable attorneys' fees, plus interest on the amount due at the Interest Rate. This agreement to arbitrate shall not apply to any action for unlawful detainer (eviction) that Sublessor may bring under applicable California law.

24.2 PAYMENT. The losing party shall pay to the prevailing party the amount of the final arbitration award. If payment is not made within ten (10) business days after the date of the arbitration award, then, in addition to any remedies under the law: (a) If Sublessor is the prevailing party, it shall have the same remedies as it has in the event of a breach under the Sublease; (b) If Sublessee is the prevailing party, it may deduct any remaining unpaid award from its monthly payment of Minimum Monthly Rent, Additional Rent, or other charges otherwise due Sublessor.

ARTICLE 25:  GENERAL PROVISIONS.

25.1 SEVERABILITY. If any term or provision of this Sublease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Sublease shall not be affected thereby, and each term and provision of this Sublease shall be valid and enforceable to the fullest extent permitted by law.

25.2 ATTORNEYS' FEES; COSTS OF SUIT. If Sublessee or Sublessor shall bring any action or proceeding for any relief against the other, declaratory or otherwise, arising out of this Sublease, including any suit by Sublessor for the recovery of Rent or possession of the Sublease Premises, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs.

25.3 WAIVER. No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver of the breach of any covenant, term or condition shall not be deemed to be a waiver of any other covenant, term or condition or any subsequent failure to perform the same or any other such term, covenant or condition. Acceptance by Sublessor of any performance by Sublessee after the time the same shall have become due shall not constitute a waiver by Sublessor of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Sublessor in writing.

25.4 BROKERAGE COMMISSIONS. The parties represent and warrant to each other that they have dealt with no brokers, finders, agents or other person in connection with the transaction contemplated hereby to whom a brokerage or other commission or fee may be payable, except for the brokers named in Article 1, whose fees shall be paid pursuant to a separate agreement. Each party shall indemnify, defend and hold the other harmless from any claims arising from any breach by the indemnifying party of the representation and warranty set forth in this
Article 25.4. Pursuant to separate written agreements, Sublessor shall be responsible for the payment of a commission to Sublessor's broker in connection with this Sublease, and Sublessor's broker shall be responsible for any commission or fee payable to Sublessee's broker. Neither Sublessor nor Sublessee shall have any responsibility for payment of a commission to Sublessee's broker.

25.5 SUBLESSOR'S KNOWLEDGE. As used in this Sublease, the term "SUBLESSOR'S KNOWLEDGE" or words of similar import shall mean the actual current knowledge of Robert W. Kraiss and/or Catherine Eckerman, without the duty of further investigation or inquiry with respect to the matter to which such actual knowledge pertains; provided, however, in no event shall this Sublease give rise to any personal obligation, liability or duty on the part of Robert W. Kraiss and/or Catherine Eckerman, or any other trustee, officer, director, agent, representative or employee of Sublessor. Neither Robert W. Kraiss nor Catherine Eckerman shall be charged with constructive or inquiry notice or knowledge, or imputed knowledge of any agents, contractors, or employees.

25.6 BINDING EFFECT. Preparation of this Sublease by Sublessor or Sublessor's agent and submission of the same to Sublessee shall not be deemed an offer to lease. This Sublease shall become binding upon Sublessor and Sublessee only when fully executed by Sublessor and Sublessee. Sublessor and Sublessee acknowledge and agree that this Sublease is expressly conditioned upon obtaining the consent of Master Lessor hereto following such full execution by Sublessor and Sublessee. In the event such consent is not so obtained within thirty-one
(31) days following the date of this Sublease, then this Sublease shall, upon written notice by either party to the other, terminate and be without further force or effect, and in such event Sublessor shall promptly return to Sublessee the advance rent and Security Deposit paid by Sublessee to Sublessor pursuant to
Article 5.6 above.

25.7 ENTIRE AGREEMENT. This instrument, along with any exhibits and addenda hereto, constitutes the entire agreement between Sublessor and Sublessee relative to the Sublease Premises. This Sublease may be altered, amended or revoked only by an instrument in writing signed by both Sublessor and Sublessee. There are no oral agreements or representations between the parties affecting this Sublease, and this Sublease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements, representations and understandings, if any, between the parties hereto.

25.8 COVENANT OF QUIET ENJOYMENT. Sublessor covenants with Sublessee that, so long as Sublessor has not terminated this Sublease due to Sublessee's default, Sublessee shall be entitled to possession of the Sublease Premises for the Sublease Term, in accordance with and subject to the terms of this Sublease.

25.9 EXECUTION. This Sublease may be executed in one or more counterparts, each of which shall be considered an original counterpart, and all of which together shall constitute one and the same instrument. Each person executing this Sublease represents that the execution of this Sublease has been duly authorized by the party on whose behalf the person is executing this Sublease.

25.10 RULES AND REGULATIONS. Sublessee shall comply with the Rules and Regulations attached to this Sublease as EXHIBIT F, and such amendments, changes, or supplements thereto that may be promulgated by Sublessor from time to time.


Sublessor:                                     Sublessee:

ADAPTEC, INC.,                                 PCTEL, INC.,
a Delaware corporation                         a Delaware corporation


By:    /s/ Robert W. Kraiss                    By:    /s/ John W. Schoen
       --------------------------------               --------------------------
Name:  Robert W. Kraiss                        Name:  John W. Schoen
       --------------------------------               --------------------------
Title: Director of Corporate Facilities        Title: COO/CFO
       and Real Estate

                                               By:
                                                      --------------------------
                                               Name:
                                                      --------------------------
                                               Title: Secretary or Treasurer
                                                            (circle one)

                                    EXHIBIT A

                              COPY OF MASTER LEASE

                                [TO BE ATTACHED]

                                    EXHIBIT B

                           SUBLESSEE IMPROVEMENT PLAN

                                [TO BE ATTACHED]

                                   EXHIBIT C

                          COMMENCEMENT DATE MEMORANDUM

Sublessor:              ADAPTEC, INC., a Delaware corporation
Sublessee:              PCTEL, INC., a Delaware corporation
Sublease Premises:      631 South Milpitas Boulevard, Milpitas, California

For the Sublease dated November 5, 2002, the undersigned hereby certifies:


I. That the undersigned Sublessee occupies the above-described Sublease Premises consisting of approximately 18,072 square feet.

II. That the initial Sublease term commenced on January 24, 2003, and will terminate on September 16, 2007.

III. That Sublessee's obligation to pay monthly Minimum Monthly Rent in the amount of $18,614.16 commenced or will commence on March 1, 2003.

IV.   That a security deposit of $ 0 been paid by Sublessee to Sublessor.

V. That all Sublessee Improvements to be completed by Sublessor are complete and have been accepted by Sublessee.

VI.   That in the event that Sublessee exercises its Termination Right under
      Article 4.4 of the Sublease, as of the required notice date, the unamortized cost of the Sublessee Improvements shall be $$46,696.04 (18.5 months @ $2,524.11/month) and the unamortized Brokerage Commission shall be $27,546.13 (18.5 months @ $1,488.98).

VII. That the Final Furniture Plan has/has not been amended and attached pursuant to paragraph 20 of the Sublease.


Sublessor:                                Sublessee:

ADAPTEC, INC.,                            PCTEL, INC.,
a Delaware corporation                    a Delaware corporation


By:    /s/ Robert W. Kraiss               By:    /s/ John W. Schoen
       -------------------------------           -------------------------------
Name:  Robert W. Kraiss                   Name:  John W. Schoen

Title: Director of Corporate Facilities   Title: Chief Operating Officer and
       and Real Estate                           Chief Financial Officer

Date:  February 3, 2003                   Date:  March 10, 2003
       -------------------------------           -------------------------------

                                    EXHIBIT D

                              FINAL FURNITURE PLAN

                                [TO BE ATTACHED]

                                    EXHIBIT E

                         INFORMATION SERVICES AGREEMENT

                                [TO BE ATTACHED]

                                    EXHIBIT F

                              RULES AND REGULATIONS

1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, or printed or affixed on or to any part of the outside or inside common area of the Building without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.

      All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord.

      Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises, provided, however, that Landlord may furnish and install a Building standard window covering at all exterior windows. Tenant shall not without prior written consent of Landlord cause or otherwise sunscreen any window.

2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress and egress from their respective premises.

3. Tenant shall not alter any lock or install any new or additional locks outside tenant suite or any bolts on any doors or windows of the Premises.

4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant who, or whose employees or invitees shall have caused it.

5. Tenant shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate to prevent the same.

6. Landlord shall have the right to control and operate the public portions of the Building, and the public facilities, and heating and air conditioning, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

7. Landlord shall clean the Premises as provided in the Lease, and except with the written consent of Landlord, no person or persons other than those approved by Landlord will be permitted to enter the Building for such purposes. Tenant shall not cause unnecessary labor by reason of Tenant's carelessness and indifference in the preservation of good order and cleanliness. All cardboard boxes must be "broken down", and all styrofoam chips must be bagged or otherwise contained so as not to constitute a nuisance. Landlord shall have no responsibility whatsoever for the theft of or damage to any property of Tenant or its employees resulting from any acts or omissions of janitorial personnel, and Tenant hereby waives any and all claims against Landlord therefor.

8. Landlord shall not be responsible to Tenant or to any other person for the violation of these or other rules and regulations by any other tenant or other person. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition precedent, waivable only by Landlord, to Tenant's occupancy of the Premises.

9. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building, to such a degree as to be reasonably objectionable to Landlord or other tenants, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or in noise-dampening housing or other devices sufficient to eliminate noise or vibration.

10. All goods, including material used to store goods, delivered to the Premises of Tenant shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight.

11. Except to the extent (if any) that trash removal is provided by Landlord as part of Common Area maintenance services, Tenant is responsible for the storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles at locations approved by Landlord.

12. Tenant shall not store or permit the storage or placement of goods or merchandise in or around the common areas surrounding the Premises. No displays or sales of merchandise shall be allowed in the parking lots or other common areas.

13. Tenant shall not permit any animals, including but not limited to, any household pets, to be brought or kept in or about the Premises, the Building, the Complex or any of the Common Areas, except for seeing-eye animals.

14. Tenant shall not obstruct sidewalks, entrances, passages, corridors, vestibules, halls, or stairways in and about the Complex which are used in common with other tenants, and which are not a part of the Premises of Tenant. Tenant shall not place objects against glass partitions or doors or windows which would be unsightly from the Building corridors or from the exterior of the Complex and will promptly remove any such objects upon notice from Landlord.

15. Tenant shall not waste electricity, water or air conditioning furnished by Landlord, if any, and shall cooperate fully with Landlord to insure the most effective operation of the Project's heating and air conditioning systems consistent with Tenant's business operations as permitted by the Lease.

16. Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured after normal business hours.

17. The Premises shall not be used for cooking (as opposed to heating of food), lodging, sleeping or for any immoral or illegal purpose.

18. Tenant shall observe faithfully and comply strictly with the foregoing rules and regulations and such other and further appropriately reasonable rules and regulations as Landlord or Landlord's agent may from time to time adopt; provided, however, that in the event of any inconsistency or conflict between the rules and regulations and provisions of the Lease, the latter shall control. Reasonable notice of any additional rules and regulations shall be given in such manner as Landlord may reasonably elect.

19. No electric circuits for any purpose shall be brought into the Premises without Landlord's written permission specifying the manner in which same may be done. Tenant shall not overload any utilities serving the Premises.

20. Wherever in these Rules and Regulations the word "Tenant" occurs, it is understood and agreed that it shall mean Tenant's associates, employees, contractors, agents, subtenants, and licensees. Wherever the word "Landlord" occurs, it is understood and agreed that it shall mean Landlord's assigns, employees, contractors, and agents.

21. Tenant shall, when using the common parking facilities in and around the Complex, observe and obey all signs regarding fire lanes and no parking zones, and when parking shall always park between the designated lines. Landlord reserves the right to tow away, at the expense of the owner, any vehicle which is improperly parked or parked in a no parking zone. All vehicles shall be parked at the sole risk of the owner, and Landlord assumes no responsibility for any damage to or loss of vehicles.

22. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Complex during the continuance of the same by closing the doors or otherwise, for the safety of the tenants or the protection of the Project and the property therein. Landlord shall in no case be liable for damages for any error or other action taken with regard to the admission to or exclusion from the Complex of any person.

                         INFORMATION SERVICES AGREEMENT


         This Information Services Agreement ("AGREEMENT") is made pursuant to and is incorporated into that certain Sublease Agreement ("SUBLEASE") dated November 5, 2002 ("SUBLEASE"), by and between Adaptec, Inc., as "SUBLESSOR", and PCTEL, Inc., as "SUBLESSEE", for certain Premises containing approximately 18,072 leasable square feet located at 631 So. Milpitas Blvd., Milpitas, California. Any terms used in this Agreement that are not otherwise defined shall have the same meaning as in the Sublease. The provisions of this Agreement shall supersede any inconsistent or conflicting provisions of the Sublease. In consideration of the mutual covenants contained in this Agreement and in the Sublease, Sublessor and Sublessee hereby agree as follows:

      1.    TELEPHONE SERVICES.

      Sublessor shall provide Sublessee with telephone services as noted herein through the Sublease Term. Telephone Services shall be defined as the Initial Installation (hereinafter defined), and ongoing maintenance, troubleshooting and system repair for up to 100 Direct in Dial ("DID") lines.

            a. Equipment Sublessee shall provide all desktop/wall mounted telephone units to be installed within the Premises (the "Telephone Units") and Sublessor shall install such Telephone Units within the Sublease Premises, provided, however, that such Telephone Units are compatible with Sublessor's existing infrastructure and phone switch and no upgrades/modifications are required to Sublessor's infrastructure and/or phone switch to ensure functionality of the Telephone Units. Sublessee shall confirm the functionality of the Telephone Units prior to the Initial Installation by Sublessor and place each of the Telephone Units in the cube/office where it should be installed.

            Sublessee shall be responsible for contracting for, ordering and paying any and all costs associated with the provision of DSL, T1, ISDN and 1MB connectivity to the DEMARC which is located in the common electrical room within the building the Sublease Premises are located in. Access to the DEMARC shall be requested through and escorted by Sublessor's Telecom Staff. Sublessee shall be responsible for any and all ongoing maintenance and support (and charges for same) of these services.

            b. Initial Installation. The Initial Installation shall be deemed to include: 1) connecting each phone unit to the jack within the cubicle/office; 2) building the set within Sublessor's phone switch; 3) creating each voice mail box in Sublessor's voice mail system; 4) installation of 13 analog lines on existing B ports (within the engineering pod of cubes); and, 5) testing and troubleshooting throughout. The specifics required to complete the Initial Installation (i.e. name, and location of each employee), must be submitted by Sublessee, no later than three (3) weeks prior the date the Initial Installation is required to be complete. Initial Installation will be performed by Sublessor's Telecom Staff at no charge to Sublessee and is not considered part of the Sublessee Improvements as defined in the Sublease; provided, however, that if through no fault of Sublessee the Initial Installation work is not completed within ten (10) Business Days following the Substantial Completion of the Sublessee Improvements, and as a result thereof Sublessee is delayed in commencing business operations within the Sublease Premises, then the Commencement Date and Rent Commencement Date will be delayed by one day for each day of such delay, but the Termination Date shall not be extended. Any delay due to Sublessee's failure to timely provide the required information to complete the Initial Installation shall not affect the Commencement Date or Rent Commencement Date of the Sublease.


                    INFORMATION SERVICES AGREEMENT - PAGE 1

            c. Telephone Lines. Each telephone line will come with one (1) DID number, and one (1) voice mailbox. Each voice mailbox will have a 25-message capacity that can be retained for thirty (30) days. Analog lines (i.e. modems, faxes) will not have voice mail capabilities.

            d. Calling Services and Charges. Calling Services provided by Sublessor shall include; 1) local calls at no charge to Sublessee; 2) long distance calls billed at six cents ($.06) per minute for calls within the continental United States; 3) international calls billed at Sublessor's contract rate; 4) port usage, phone switch connectivity, voicemail and Call Data Reporting ("CDR"), all of which shall be billed at four ($4.00) dollars per port, per month.

            Upon Sublessee's written request, accompanied by an executed Non-Disclosure Agreement in a form acceptable to Sublessor, Sublessor shall provide a contract rate sheet reflecting Sublessor's then current contract rates for international long distance.

            e. Moves, Adds or Changes. Any Moves, Adds or Changes ("MAC") must be requested by Sublessee in writing or e-mail. Sublessee will be charged for required parts, if any, at Sublessor's cost. Sublessee may, upon Sublessor's prior written approval, use an outside Telco contractor for work within the Premises. Access to Sublessor's Telecommunications room (which houses the master telco system for the campus) will not be permitted. Any telecom issues affecting the Sublease Premises that are caused by Sublessee or Sublessee's contractor and require Sublessor's Telecom Staff assistance will be chargeable at the rates specified in paragraph 3 of this Agreement. If outside services are needed (new cables, etc.) the repair/install time will be negotiated between the Sublessee and Sublessor's IS Telecom staff.

            If for any reason the Sublease is terminated prior to the expiration of the Sublease Term, including, but not limited to Sublessee's election to exercise its One-Time Right To Terminate pursuant to paragraph 4.4 of the Sublease, Sublessee shall prior to vacating the Sublease Premises, return the connectivity within the telecom room of the Sublease Premises to its original condition, at its sole cost and expense.

      2.    TECHNICAL SUPPORT.

            a. Support. Upon Sublessee's request, Sublessor shall provide Sublessee with telecom support between the hours of 7:00 a.m. and 5:00 p.m. Pacific Time on Business Days. Sublessee may request telecom support via E-Mail at adaptec telecom@adaptec.com. Sublessor's IS Telecom staff will respond within one Business Day to define a resolution to the problem. If outside services are required (new cables, contractor/service provider support, etc.), then at Sublessee's request, prior to contracting for the services, Sublessor shall provide Sublessee with an estimate from the vendor of the repair/install time charges and parts charges (and any other applicable terms per the vendor agreement), and obtain Sublessee's written consent thereto. Whether or not Sublessee elects to obtain an estimate prior to the work being done, Sublessor shall bill Sublessee only for Sublessor's actual costs and expenses incurred as a result of such outside services, without any surcharge by Sublessor.

            b. After-Hours Support. Sublessee may call Sublessor's security contractor at (408) 957-2521 or extension 2521 (internal) for emergency services required during non-business hours. Sublessor IS Telecom staff will endeavor to respond within four (4) hours of receipt of the call from Sublessor's security contractor.


                    INFORMATION SERVICES AGREEMENT - PAGE 2

            c. Costs. Technical Support shall be chargeable at the rates specified in paragraph 3 of this Agreement.

      3.    CHARGES/BILLING.

            a. Billing. All charges pertaining to this Agreement shall be paid by Sublessee to Sublessor as Additional Rent. Billing will be generated within 10 Business Days at the beginning of each month, which amount shall be paid by Sublessee to Sublessor with the next month's Rent coming due.

            b. Charges. Telephone Services (including but not limited to MACs) and Technical support charges shall be determined by the amount of time required for the work to be done. If Sublessee does not request Sublessor to complete the work within two (2) Business Days, the charge shall be $75.00 per hour, which charges will be billed in fifteen (15) minute increments. If Sublessee requests the work to be done on a rush basis (i.e. within two (2) Business Days), the charge shall be $100.00 per hour, with a minimum of one (1) hour charge and time in excess of one (1) hour charged in fifteen (15) minute increments. If Sublessor's work requires an outside vendor to be called, those charges shall be paid by Sublessee.

            Sublessor reserves the right to renegotiate long distance and other telecommunication services, contracts and/or change Telephone Services providers at its sole and absolute discretion and will notify Sublessee in writing of any contract changes that affect the billing rates for outside vendors referenced in this Agreement.

      4.    LIMITATION OF LIABILITY.

            a. No Representation or Warranty. Sublessor has made no representations or warranties regarding the condition or suitability of Sublessor's Telephone Lines or Services, and Sublessee accepts the same in their current condition.

            b. No Liability For Interruption of Services. The services described herein shall be provided by Sublessor in accordance with Sublessor's typical practices and standards in Sublessor's sole determination. In accepting Sublessor's agreement to provide such services, Sublessee expressly acknowledges that there is a possibility of error or malfunction in any or all of the same, and agrees that Sublessee is fully assuming all risks associated with Sublessee's use or dependence on such services, and Sublessee hereby waives all claims in respect thereof, except for the gross negligence or intentional misconduct of Sublessor or its agents, contractors or employees.

            c. Limitation Regarding Consequential Damages. Notwithstanding any provision in the Sublease to the contrary, neither party shall be liable to the other nor to any other person, firm or entity for incidental, indirect, special, consequential, punitive or reliance damages of any nature whatsoever regardless of the foreseeability thereof (including, but not limited to, any claim from any client, customer, third party or patron for loss of services, lost profits or lost revenues) arising under or in connection with the this Agreement, or arising out of any act or omission by either Sublessor or Sublessee, or their respective employees, consultants, servants or agents whether based on breach of contract, breach of warranty, negligence or any other theory of liability.

      5. BUSINESS DAYS. As used herein, Business Days shall be defined as those days that Sublessor's Milpitas campus employees are required to work. Sublessee acknowledges that


                    INFORMATION SERVICES AGREEMENT - PAGE 3

Sublessor may elect to "shut-down" its operations for the entire company on days that are not typically observed holiday days, such as during the weeks of July 4th and Thanksgiving. Sublessor will make every reasonable effort to notify Sublessee in advance of any "extended closures of operations" and to accommodate any and all requests for service made by Sublessee. Requests that occur on non Business Days should follow the process for emergency and after-hours requests and will be responded to accordingly.



      IN WITNESS WHEREOF, the parties have executed this Agreement on the respective dates set forth below.


(Sublessor)


By:
             --------------------------------
Title:
             --------------------------------
Date Signed:
             --------------------------------



(Sublessee)

By:
             --------------------------------
Title:
             --------------------------------
Date Signed:
             --------------------------------


                    INFORMATION SERVICES AGREEMENT - PAGE 4